                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                  File No. 33-14363
                                                  File No. 811-5162


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

     Pre-Effective Amendment No.                                             / /
                                    ----
     Post-Effective Amendment No.    20                                      /X/
                                    ----

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

     Amendment No.   20
                    ----

                        DELAWARE GROUP PREMIUM FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       1818 Market Street, Philadelphia, Pennsylvania          19103
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:               (215) 255-2923
                                                                  --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                                 May 1, 1997
                                                                     -----------
It is proposed that this filing will become effective:

                        immediately upon filing pursuant to paragraph (b)
                 ---
                  X     on May 1, 1997 pursuant to paragraph (b)
                 ---
                         60 days after filing pursuant to paragraph (a)(1)
                 ---
                         on (date) pursuant to paragraph (a)(1)
                 ---
                         75 days after filing pursuant to paragraph (a)(2)
                 ---
                         on (date) pursuant to paragraph (a)(2) of Rule 485
                 ---

          Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
        of the Investment Company Act of 1940. The Rule 24f-2 Notice for
      Registrant's most recent fiscal year was filed on February 27, 1997.

                             --- C O N T E N T S ---



         This Post-Effective Amendment No. 20 to Registration File No. 33-14363 includes the following:


          1.     Facing Page

          2.     Contents Page

          3.     Cross-Reference Sheet

          4.     Part A - Prospectus

          5.     Part B - Statement of Additional Information

          6.     Part C - Other Information

          7.     Signatures

                              CROSS-REFERENCE SHEET

                                     PART A

Item No.        Description                                                                  Location in Prospectus
--------        -----------                                                                  ----------------------
    1           Cover Page ........................................................                   Cover

    2           Synopsis ..........................................................           Summary Information

    3           Condensed Financial Information ...................................           Financial Highlights

    4           General Description of Registrant .................................         Investment Objectives and
                                                                                            Policies; Description of
                                                                                               Fund Shares; Other
                                                                                                 Considerations

    5           Management of the Fund ............................................          Management of the Fund

    6           Capital Stock and Other Securities ................................       Dividends and Distributions;
                                                                                              Taxes; Description of
                                                                                                   Fund Shares

    7           Purchase of Securities Being Offered ..............................      Cover; Purchase and Redemption;
                                                                                       Calculation of Offering Price and
                                                                                           Net Asset Value Per Share;
                                                                                             Management of the Fund

    8           Redemption or Repurchase ..........................................          Purchase and Redemption

    9           Legal Proceedings .................................................                   None

                              CROSS-REFERENCE SHEET

                                     PART B

                                                                                          Location in Statement of
Item No.        Description                                                                Additional Information
--------        -----------                                                                ----------------------
   10           Cover Page ........................................................                 Cover

   11           Table of Contents .................................................           Table of Contents

   12           General Information and History ...................................          General Information

   13           Investment Objectives and Policies ................................         Investment Objectives
                                                                                                and Policies

   14           Management of the Registrant ......................................        Officers and Directors

   15           Control Persons and Principal Holders of Securities ...............        Officers and Directors

   16           Investment Advisory and Other Services ............................         Investment Management
                                                                                          Agreements; Officers and
                                                                                       Directors; General Information;
                                                                                            Financial Statements

   17           Brokerage Allocation ..............................................    Trading Practices and Brokerage

   18           Capital Stock and Other Securities ................................   Capitalization and Noncumulative
                                                                                            Voting (under General
                                                                                                Information)
   19           Purchase, Redemption and Pricing of Securities
                Being Offered .....................................................            Offering Price

   20           Tax Status ........................................................      Accounting and Tax Issues;
                                                                                                    Taxes

   21           Underwriters ......................................................         Investment Management
                                                                                                 Agreements

   22           Calculation of Performance Data ...................................        Performance Information

   23           Financial Statements ..............................................         Financial Statements

                              CROSS-REFERENCE SHEET

                                     PART C

Item No.        Description                                                                   Location in Part C
--------        -----------                                                                   ------------------
   24           Financial Statements and Exhibits...........................................        Item 24

   25           Persons Controlled by or under Common
                   Control with Registrant..................................................        Item 25

   26           Number of Holders of Securities.............................................        Item 26

   27           Indemnification.............................................................        Item 27

   28           Business and Other Connections of Investment Adviser........................        Item 28

   29           Principal Underwriters......................................................        Item 29

   30           Location of Accounts and Records............................................        Item 30

   31           Management Services.........................................................        Item 31

   32           Undertakings................................................................        Item 32

                                                                      PROSPECTUS
                                                                     MAY 1, 1997


                        DELAWARE GROUP PREMIUM FUND, INC.
                   1818 Market Street, Philadelphia, PA 19103


         Delaware Group Premium Fund, Inc. (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its 15 separate Portfolios. Each Portfolio ("Series") is in effect a separate fund issuing its own shares. The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners. The investment objectives and principal policies of the Series are described below. See Investment Objectives and Policies. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained.



         This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. A Statement of Additional Information ("Part B" of the Fund's registration statement), dated May 1, 1997 as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling 1-800-523-1918. The Series' financial statements appear in the Fund's Annual Report, which will accompany any response to requests for Part B.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

         DECATUR TOTAL RETURN SERIES--seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series, formerly known as Equity/Income Series, has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.



         DELCHESTER SERIES--seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series, formerly known as High Yield Series, has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate Delaware Group fund. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.


         CAPITAL RESERVES SERIES--seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.


         CASH RESERVE SERIES--a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series, formerly known as Money Market Series, has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate Delaware Group fund. THE SHARES OF CASH RESERVE SERIES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE.



         DELCAP SERIES--seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series, formerly known as Growth Series, has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate Delaware Group fund, in that it invests in common stocks and other securities including but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.



         DELAWARE SERIES--seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series, formerly known as Multiple Strategy Series, has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate Delaware Group fund, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.


         INTERNATIONAL EQUITY SERIES--seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund, in that it invests in a broad range of equity securities of foreign issuers, including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

         VALUE SERIES--seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Value Fund of Delaware Group Equity Funds V, Inc., a separate Delaware Group fund.



         TREND SERIES--seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series, formerly known as Emerging Growth Series, has the same objective and investment disciplines as Delaware Group Trend Fund, Inc., a separate Delaware Group fund.


         GLOBAL BOND SERIES--seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.


         STRATEGIC INCOME SERIES--seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate Delaware Group fund.



         DEVON SERIES--seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate Delaware Group fund.



          EMERGING MARKETS SERIES--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.



         CONVERTIBLE SECURITIES SERIES--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. government securities, non-convertible fixed-income securities and money market securities.

         QUANTUM SERIES--seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Quantum Fund of Delaware Group Equity Funds II, Inc., a separate Delaware Group fund.



TABLE OF CONTENTS

Cover Page......................................................................
Summary Information.............................................................
Financial Highlights............................................................
Investment Objectives and Policies..............................................
       Introduction.............................................................

       Decatur Total Return Series..............................................
       Delchester Series........................................................

       Capital Reserves Series..................................................

       Cash Reserve Market Series...............................................
       DelCap Series............................................................
       Delaware Series..........................................................

       International Equity Series..............................................
       Value Series.............................................................

       Trend Series.............................................................

       Global Bond Series.......................................................

       Strategic Income Series..................................................
       Devon Series.............................................................
       Emerging Markets Series..................................................
       Convertible Securities Series............................................
       Quantum Series...........................................................

Purchase and Redemption.........................................................
Dividends and Distributions.....................................................
Taxes...........................................................................
Calculation of Offering Price and Net Asset Value Per Share.....................
Management of the Fund..........................................................
       Performance Information..................................................
       Distribution and Service.................................................
       Expenses.................................................................
       Description of Fund Shares...............................................

Other Considerations............................................................

Appendix A--Ratings.............................................................

SUMMARY INFORMATION

CAPITALIZATION


         The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share, with fifty million shares allocated to each of the Fund's 15 Series. See Description of Fund Shares under Management of the Fund.


INVESTMENT MANAGERS


         Delaware Management Company, Inc. ("Delaware Management") furnishes investment management services to the Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, Value, Trend, Strategic Income, Devon, Convertible Securities and Quantum Series, subject to the supervision and direction of the Fund's Board of Directors. Under the Investment Management Agreement between Delaware Management and these 12 Series, the annual compensation paid to Delaware Management is equal to the following percentages of the average daily net assets of the Series, less, in the case of the Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap and Delaware Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:



                    Decatur Total Return Series           0.60%
                    Delchester Series                     0.60%
                    Capital Reserves Series               0.60%
                    Cash Reserve Series                   0.50%
                    DelCap Series                         0.75%
                    Delaware Series                       0.60%
                    Value Series                          0.75%
                    Trend Series                          0.75%
                    Strategic Income Series               0.65%
                    Devon Series                          0.60%
                    Convertible Securities Series         0.75%
                    Quantum Series                        0.75%



         Delaware Management has elected voluntarily to waive its management fee and to pay the expenses of the respective Series to the extent necessary to maintain a limit on the total operating expenses of each of these Series for a limited period. See Management of the Fund.



         Delaware International Advisers Ltd. ("Delaware International") furnishes investment management services to the International Equity, Global Bond and Emerging Markets Series, subject to the supervision and direction of the Fund's Board of Directors. Under the Investment Management Agreement between each Series and Delaware International, the annual compensation paid to Delaware International is equal to the following percentages of the average daily net assets of the Series, less, in the case of the International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:



                    International Equity Series           0.75%
                    Global Bond Series                    0.75%
                    Emerging Markets Series               1.25%



         Delaware International has elected voluntarily to waive its management fee and to reimburse the International Equity, Global Bond and Emerging Markets Series to the extent necessary to maintain a limit on the total operating expenses of each of these Series for a limited period. Delaware International also serves as Sub-Adviser to Strategic Income Series. See Management of the Fund.



         Lynch & Mayer, Inc. ("Lynch & Mayer") serves as Sub-Adviser to Convertible Securities Series. Vantage Global Advisors, Inc. ("Vantage") serves as Sub-Adviser to Quantum Series. See Management of the Fund.


INVESTMENT OBJECTIVES AND POLICIES


         Each of the Fund's 15 Series has a different investment objective and seeks to achieve its objective by pursuing different investment strategies. See Cover Page of this Prospectus and Investment Objectives and Policies.


OPEN-END INVESTMENT COMPANY


         The Fund, which was organized as a Maryland corporation in 1987, is an open-end registered management investment company. With the exception of Global Bond and Emerging Markets Series, each Series operates as a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). Global Bond and Emerging Markets Series operate as nondiversified funds as defined by the 1940 Act.


PURCHASE AND REDEMPTION

         Shares of the Series are sold only to separate accounts of life insurance companies. Purchases and redemptions are made at the net asset value calculated after receipt of the purchase or redemption order. None of the Series nor Delaware Distributors, L.P. (the "Distributor"), assesses a charge for purchases or redemptions.
See Purchase and Redemption.

SPECIAL CONSIDERATIONS AND RISK FACTORS

         Prospective investors should consider a number of factors depending upon the Series in which they propose to invest:


         1. The International Equity and Emerging Markets Series invest primarily in securities issued by non-United States companies. The Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Each of the other 12 Series may also invest a portion of their assets in securities of such issuers and companies. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts in connection with transactions in such securities involve certain considerations comprising both risk and opportunity not typically associated with investing in the securities of United States companies and issuers. See Foreign Currency Transactions under International Equity Series and Foreign Securities and Foreign Currency Transactions and Special Risk Considerations under Other Considerations.


         2. Each Series has the right to engage in certain options transactions for hedging purposes to counterbalance portfolio volatility. The Series do not engage in such activities for speculative purposes, but there are certain risks associated with the use of options which a prospective investor should consider. See Options under Other Considerations.


         3. The International Equity, Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series also may engage in certain hedging transactions involving futures contracts and options on such contracts, and in connection with such activities will maintain certain collateral in special accounts established with or on behalf of futures commission merchants. While the Series do not engage in such transactions for speculative purposes, there are risks which result from the use of these instruments which an investor should consider. The Fund is not registered as a commodity pool operator nor is Delaware International, Delaware Management or the Sub-Advisers registered as commodities trading advisers in reliance upon various exemptive rules. See Futures Contracts and Options on Futures Contracts and Risk Factors under International Equity Series and Futures Contracts and Options on Futures Contracts under Other Considerations.



         4. The assets of Delchester, Strategic Income and Convertible Securities Series may be invested primarily in high-yield securities (junk bonds) and greater risks may be involved in an investment in these Series than in an investment in a mutual fund comprised primarily of investment grade bonds. See Risk Factors under Delchester Series.


         5. The Global Bond Series may invest in interest rate swaps for hedging purposes which could subject the Series to increased risks. See Interest Rate Swaps under Global Bond Series - Investment Strategy and Special Risk Considerations under Other Considerations.


         6. While Global Bond and Emerging Markets Series intend to seek to qualify as "diversified" investment companies under provisions of Subchapter M of the Internal Revenue Code, as amended (the "Code"), the Series will not be diversified under the 1940 Act. Thus, while at least 50% of a Series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.



         7. The International Equity, Global Bond and Strategic Income Series may invest in issuers located or operating in markets of emerging countries, and the Emerging Markets Series will invest primarily in such issuers. The securities markets in these countries may be subject to a greater degree of economic, political or social instability than is the case in the United States, Western Europe and other developed markets. See Special Risk Considerations under Other Considerations.



         8. The Convertible Securities Series may invest in Rule 144A securities, as well as enhanced convertible securities. Investing in such securities could have the effect of increasing the level of the Series' illiquidity to the extent that the trading market for such securities may be thin at any given time. See Private Placements and Enhanced Convertible Securities under Convertible Securities Series.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group Premium Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about each Series' performance is contained in the Fund's Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. No shares of Strategic Income, Devon, Emerging Markets, Convertible Securities or Quantum Series were sold to investors prior to the date of this Prospectus; consequently, no financial highlights are presented for these Series.

--------------------------------------------------------------------------------

                                                          DECATUR TOTAL RETURN SERIES (FORMERLY KNOWN AS EQUITY/INCOME SERIES)
                                                                                                                     YEAR ENDED
                                                        12/31/96      12/31/95        12/31/94       12/31/93         12/31/92
Net Asset Value, Beginning of Period ...............  $   14.8300    $   11.4800    $   12.5100    $   11.2200       $   10.7500
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.3771         0.4155         0.4121         0.4341            0.4155
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       2.3979         3.5745        (0.4221)        1.2659            0.5045
                                                      -----------    -----------    -----------    -----------       -----------
    Total From Investment Operations ...............       2.7750         3.9900        (0.0100)        1.7000            0.9200
                                                      -----------    -----------    -----------    -----------       -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.4200)       (0.4300)       (0.4200)       (0.4100)          (0.4500)
Distributions (from capital gains) .................      (1.2050)       (0.2100)       (0.6000)          none              none
Returns of Capital .................................         none           none           none           none              none
                                                      -----------    -----------    -----------    -----------       -----------
    Total Distributions ............................      (1.6250)       (0.6400)       (1.0200)       (0.4100)          (0.4500)
                                                      -----------    -----------    -----------    -----------       -----------
Net Asset Value, End of Period .....................  $   15.9800    $   14.8300    $   11.4800    $   12.5100       $   11.2200
-------------------------                             ===========    ===========    ===========    ===========       ===========
TOTAL RETURN(2) ....................................        20.72%         36.12%         (0.20%)        15.45%(3)          8.82%(3)
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $   166,647    $   109,003    $    72,725    $    65,519       $    38,278
Ratio of Expenses to Average Net Assets ............         0.67%          0.69%          0.71%          0.75%             0.79%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         0.67%          0.69%          0.71%          0.76%             0.81%
Ratio of Net Investment Income to Average Net Assets         2.66%          3.24%          3.63%          3.95%             3.86%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         2.66%          3.24%          3.63%          3.94%             3.84%
Portfolio Turnover Rate ............................           81%            85%            91%            67%               72%
Average Commission Rate Paid .......................  $      0.06            N/A            N/A            N/A               N/A
                                                      ===========    ===========    ===========    ===========       ===========



                                                          DECATUR TOTAL RETURN SERIES (FORMERLY KNOWN AS EQUITY/INCOME SERIES)
                                                                                                    7/28/88(1)
                                                                       YEAR ENDED                    THROUGH
                                                        12/31/91       12/31/90      12/31/89       12/31/88
Net Asset Value, Beginning of Period ...............  $    9.2400    $   11.4000    $   10.1600    $   10.0000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.4502         0.4489         0.2813         0.0934
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       1.5498        (1.9189)        1.0337         0.0666
                                                      -----------    -----------    -----------    -----------
    Total From Investment Operations ...............       2.0000        (1.4700)        1.3150         0.1600
                                                      -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.4900)       (0.5600)       (0.0750)          none
Distributions (from capital gains) .................         none        (0.1300)          none           none
Returns of Capital .................................         none           none           none           none
                                                      -----------    -----------    -----------    -----------
    Total Distributions ............................      (0.4900)       (0.6900)       (0.0750)          none
                                                      -----------    -----------    -----------    -----------
Net Asset Value, End of Period .....................  $   10.7500    $    9.2400    $   11.4000    $   10.1600
-------------------------                             ===========    ===========    ===========    ===========
TOTAL RETURN(2) ....................................        22.32%        (13.31%)        13.04%          3.77%
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $    34,840    $    29,598    $    12,959    $     1,873
Ratio of Expenses to Average Net Assets ............         0.85%          0.96%          1.31%          2.00%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         0.85%          0.96%          1.31%          2.00%
Ratio of Net Investment Income to Average Net Assets         4.46%          5.80%          5.06%          6.40%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         4.46%          5.80%          5.06%          6.40%
Portfolio Turnover Rate ............................           79%            34%            26%            --
Average Commission Rate Paid .......................          N/A            N/A            N/A            N/A
                                                      ===========    ===========    ===========    ===========


----------


(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.


(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                                DELCHESTER SERIES (FORMERLY KNOWN AS HIGH YIELD SERIES)
                                                                                     YEAR ENDED
                                                        12/31/96       12/31/95       12/31/94       12/31/93          12/31/92
Net Asset Value, Beginning of Period ...............  $    8.9400    $    8.5400    $    9.7700    $    9.2900       $    9.1300
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.8532         0.8715         0.9621         0.9758            1.0224
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       0.2300         0.4000        (1.2300)        0.4800            0.1600
                                                      -----------    -----------    -----------    -----------       -----------
    Total From Investment Operations ...............       1.0832         1.2715        (0.2679)        1.4558            1.1824
                                                      -----------    -----------    -----------    -----------       -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.8532)       (0.8715)       (0.9621)       (0.9758)          (1.0224)
Distributions (from capital gains) .................         none           none           none           none              none
Returns of Capital .................................         none           none           none           none              none
                                                      -----------    -----------    -----------    -----------       -----------
    Total Distributions ............................      (0.8532)       (0.8715)       (0.9621)       (0.9758)          (1.0224)
                                                      -----------    -----------    -----------    -----------       -----------
Net Asset Value, End of Period .....................  $    9.1700    $    8.9400    $    8.5400    $    9.7700       $    9.2900
-------------------------                             ===========    ===========    ===========    ===========       ===========
TOTAL RETURN(2) ....................................        12.79%         15.50%         (2.87%)        16.36%(3)         13.44%(3)
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $    67,665    $    56,605    $    43,686    $    34,915       $    11,311
Ratio of Expenses to Average Net Assets ............         0.70%          0.69%          0.72%          0.80%             0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         0.70%          0.69%          0.72%          0.82%             0.94%
Ratio of Net Investment Income to Average Net Assets         9.54%          9.87%         10.56%         10.05%            10.93%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         9.54%          9.87%         10.56%         10.03%            10.79%
Portfolio Turnover Rate ............................           93%            74%            47%            43%               73%
Average Commission Rate Paid .......................          N/A            N/A            N/A            N/A               N/A



                                                             DELCHESTER SERIES (FORMERLY KNOWN AS HIGH YIELD SERIES)
                                                                                                             7/28/88(1)
                                                                         YEAR ENDED                            THROUGH
                                                        12/31/91          12/31/90          12/31/89          12/31/88
Net Asset Value, Beginning of Period ...............  $    7.4800       $    9.2000       $    9.8600       $   10.0000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       1.0316            1.1135            1.0846            0.4754
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       1.6500           (1.7200)          (0.6350)          (0.1400)
                                                      -----------       -----------       -----------       -----------
    Total From Investment Operations ...............       2.6816           (0.6065)           0.4496            0.3354
                                                      -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (1.0316)          (1.1135)          (1.0846)          (0.4754)
Distributions (from capital gains) .................         none              none           (0.0250)             none
Returns of Capital .................................         none              none              none              none
                                                      -----------       -----------       -----------       -----------
    Total Distributions ............................      (1.0316)          (1.1135)          (1.1096)          (0.4754)
                                                      -----------       -----------       -----------       -----------
Net Asset Value, End of Period .....................  $    9.1300       $    7.4800       $    9.2000       $    9.8600
-------------------------                             ===========       ===========       ===========       ===========
TOTAL RETURN(2) ....................................        37.53%(3)         (7.13%)(3)         4.62%(3)          8.15%(3)
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $     5,918       $     5,092       $     4,427       $     2,425
Ratio of Expenses to Average Net Assets ............         0.80%             0.80%             0.80%             0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         1.06%             1.17%             1.50%             1.21%
Ratio of Net Investment Income to Average Net Assets        12.05%            13.30%            11.21%            11.00%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................        11.80%            12.93%            10.50%            10.58%
Portfolio Turnover Rate ............................           70%              115%               19%               31%
Average Commission Rate Paid .......................          N/A               N/A               N/A               N/A


----------


(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.


(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                                              CAPITAL RESERVES SERIES
                                                                                    YEAR ENDED
                                                        12/31/96      12/31/95        12/31/94       12/31/93          12/31/92
Net Asset Value, Beginning of Period ...............  $    9.9300    $    9.3000    $   10.2600    $   10.2000       $   10.2300
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.6229         0.6431         0.6355         0.6357            0.6474
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........      (0.2400)        0.6300        (0.9050)        0.1450            0.0600
                                                      -----------    -----------    -----------    -----------       -----------
    Total From Investment Operations ...............       0.3829         1.2731        (0.2695)        0.7807            0.7074
                                                      -----------    -----------    -----------    -----------       -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.6229)       (0.6431)       (0.6355)       (0.6357)          (0.6474)
Distributions (from capital gains) .................         none           none        (0.0550)       (0.0850)          (0.0900)
Returns of Capital .................................         none           none           none           none              none
                                                      -----------    -----------    -----------    -----------       -----------
    Total Distributions ............................      (0.6229)       (0.6431)       (0.6905)       (0.7207)          (0.7374)
                                                      -----------    -----------    -----------    -----------       -----------
Net Asset Value, End of Period .....................  $    9.6900    $    9.9300    $    9.3000    $   10.2600       $   10.2000
-------------------------                             ===========    ===========    ===========    ===========       ===========
TOTAL RETURN(2) ....................................         4.05%         14.08%         (2.68%)         7.85%(3)          7.20%(3)
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $    27,768    $    27,935    $    25,975    $    24,173       $     9,790
Ratio of Expenses to Average Net Assets ............         0.72%          0.71%          0.74%          0.80%             0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         0.72%          0.71%          0.74%          0.85%             0.98%
Ratio of Net Investment Income to Average Net Assets         6.43%          6.64%          6.57%          6.20%             6.39%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         6.43%          6.64%          6.57%          6.15%             6.21%
Portfolio Turnover Rate ............................          122%           145%           219%           198%              241%
Average Commission Rate Paid .......................          N/A            N/A            N/A            N/A               N/A



                                                                             CAPITAL RESERVES SERIES
                                                                                                              7/28/88(1)
                                                                          YEAR ENDED                          THROUGH
                                                         12/31/91         12/31/90           12/31/89         12/31/88
Net Asset Value, Beginning of Period ...............  $   10.0400       $    9.9800       $    9.9700       $   10.0000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.6687            0.7325            0.8402            0.3293
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........       0.1900            0.0600            0.0100           (0.0300)
                                                      -----------       -----------       -----------       -----------
    Total From Investment Operations ...............       0.8587            0.7925            0.8502            0.2993
                                                      -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.6687)          (0.7325)          (0.8402)          (0.3293)
Distributions (from capital gains) .................         none              none              none              none
Returns of Capital .................................         none              none              none              none
                                                      -----------       -----------       -----------       -----------
    Total Distributions ............................      (0.6687)          (0.7325)          (0.8402)          (0.3293)
                                                      -----------       -----------       -----------       -----------
Net Asset Value, End of Period .....................  $   10.2300       $   10.0400       $    9.9800       $    9.9700
-------------------------                             ===========       ===========       ===========       ===========
TOTAL RETURN(2) ....................................         8.85%(3)          8.23%(3)          8.86%(3)          7.20%(3)
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $     4,392       $     4,093       $     2,575       $     1,784
Ratio of Expenses to Average Net Assets ............         0.80%             0.80%             0.80%             0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         1.15%             1.49%             1.80%             1.26%
Ratio of Net Investment Income to Average Net Assets         6.62%             7.32%             8.41%             7.63%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         6.27%             6.62%             7.41%             7.16%
Portfolio Turnover Rate ............................           95%               38%               --              0.43%
Average Commission Rate Paid .......................          N/A               N/A               N/A               N/A


----------


(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.


(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                               CASH RESERVE SERIES (FORMERLY KNOWN AS MONEY MARKET SERIES)
                                                                                     YEAR ENDED
                                                        12/31/96       12/31/95       12/31/94       12/31/93          12/31/92
Net Asset Value, Beginning of Period ...............  $   10.0000    $   10.0000    $   10.0000    $   10.0000       $   10.0000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.4824         0.5349         0.3614         0.2451            0.3202
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........         none           none           none           none              none
                                                      -----------    -----------    -----------    -----------       -----------
    Total From Investment Operations ...............       0.4824         0.5349         0.3614         0.2451            0.3202
                                                      -----------    -----------    -----------    -----------       -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.4824)       (0.5349)       (0.3614)       (0.2451)          (0.3202)
Distributions (from capital gains) .................         none           none           none           none              none
Returns of Capital .................................         none           none           none           none              none
                                                      -----------    -----------    -----------    -----------       -----------
    Total Distributions ............................      (0.4824)       (0.5349)       (0.3614)       (0.2451)          (0.3202)
                                                      -----------    -----------    -----------    -----------       -----------
Net Asset Value, End of Period .....................  $   10.0000    $   10.0000    $   10.0000    $   10.0000       $   10.0000
-------------------------                             ===========    ===========    ===========    ===========       ===========
TOTAL RETURN(2) ....................................         4.93%          5.48%          3.68%          2.48%(3)          3.25%(3)
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $    26,479    $    16,338    $    20,125    $    10,245       $     7,774
Ratio of Expenses to Average Net Assets ............         0.61%          0.62%          0.66%          0.80%             0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         0.61%          0.62%          0.66%          0.86%             0.85%
Ratio of Net Investment Income to Average Net Assets         4.82%          5.35%          3.79%          2.44%             3.21%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         4.82%          5.35%          3.79%          2.38%             3.16%
Portfolio Turnover Rate ............................           --             --             --             --                --
Average Commission Rate Paid .......................          N/A            N/A            N/A            N/A               N/A



                                                           CASH RESERVE SERIES (FORMERLY KNOWN AS MONEY MARKET SERIES)
                                                                                                              7/28/88(1)
                                                                         YEAR ENDED                             THROUGH
                                                         12/31/91         12/31/90          12/31/89           12/31/88
Net Asset Value, Beginning of Period ...............  $   10.0000       $   10.0000       $   10.0000       $   10.0000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................       0.5443            0.7306            0.8288            0.3195
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........         none              none              none              none
                                                      -----------       -----------       -----------       -----------
    Total From Investment Operations ...............       0.5443            0.7306            0.8288            0.3195
                                                      -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............      (0.5443)          (0.7306)          (0.8288)          (0.3195)
Distributions (from capital gains) .................         none              none              none              none
Returns of Capital .................................         none              none              none              none
                                                      -----------       -----------       -----------       -----------
    Total Distributions ............................      (0.5443)          (0.7306)          (0.8288)          (0.3195)
                                                      -----------       -----------       -----------       -----------
Net Asset Value, End of Period .....................  $   10.0000       $   10.0000       $   10.0000       $   10.0000
-------------------------                             ===========       ===========       ===========       ===========
TOTAL RETURN(2) ....................................         5.58%(3)          7.56%(3)          8.61%(3)          7.70%(3)
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ..........  $     7,768       $     8,174       $     2,109       $       932
Ratio of Expenses to Average Net Assets ............         0.80%             0.80%             0.80%             0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................         0.99%             0.99%             2.01%             2.11%
Ratio of Net Investment Income to Average Net Assets         5.45%             7.25%             8.26%             7.50%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................         5.26%             7.05%             7.05%             6.19%
Portfolio Turnover Rate ............................           --                --                --                --
Average Commission Rate Paid .......................          N/A               N/A               N/A               N/A


----------


(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.


(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                                     DELCAP SERIES (FORMERLY KNOWN AS GROWTH SERIES)
                                                                                                                          7/12/91(1)
                                                                                YEAR ENDED                                  THROUGH
                                                     12/31/96      12/31/95      12/31/94      12/31/93      12/31/92      12/31/91
Net Asset Value, Beginning of Period ............... $15.1300      $11.7500      $12.2400      $11.1200      $11.0300      $10.0000
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................  (0.0145)       0.0720        0.0694        0.0558        0.0225        0.0098
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........   2.0295        3.3780       (0.4994)       1.2142        0.1975        1.0202
                                                     --------      --------      --------      --------      --------      --------
    Total From Investment Operations ...............   2.0150        3.4500       (0.4300)       1.2700        0.2200        1.0300
                                                     --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
Dividends (from net investment income) .............  (0.0700)      (0.0700)      (0.0600)      (0.0200)      (0.0100)         none
Distributions (from capital gains) .................  (1.1850)         none          none       (0.1300)      (0.1200)         none
Returns of Capital .................................     none          none          none          none          none          none
                                                     --------      --------      --------      --------      --------      --------
    Total Distributions ............................  (1.2550)      (0.0700)      (0.0600)      (0.1500)      (0.1300)         none
                                                     --------      --------      --------      --------      --------      --------
Net Asset Value, End of Period ..................... $15.8900      $15.1300      $11.7500      $12.2400      $11.1200      $11.0300
                                                     ========      ========      ========      ========      ========      ========
-------------------------
TOTAL RETURN(2) ....................................    14.46%(3)     29.53%(3)     (3.54%)(3)    11.56%(3)      1.99%(3)     21.60%
----------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) .......... $ 79,900      $ 58,123      $ 39,344      $ 33,180      $ 14,251      $  6,950
Ratio of Expenses to Average Net Assets ............     0.80%         0.80%         0.80%         0.80%         0.98%         1.94%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................     0.82%         0.85%         0.88%         1.00%         1.25%         1.94%
Ratio of Net Investment Income to Average Net Assets    (0.11%)        0.61%         0.64%         0.67%         0.28%         0.33%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................    (0.13%)        0.56%         0.56%         0.47%         0.01%         0.33%
Portfolio Turnover Rate ............................       85%           73%           43%           57%           52%           40%
Average Commission Rate Paid ....................... $   0.06           N/A           N/A           N/A           N/A           N/A


----------


(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.


(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

                                                          DELAWARE SERIES (FORMERLY KNOWN AS MULTIPLE STRATEGY SERIES)
                                                          ------------------------------------------------------------


                                                               12/31/96       12/31/95       12/31/94       12/31/93
Net Asset Value, Beginning of Period ...............        $   15.5000    $   12.6800    $   13.3300    $   13.5500

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................             0.5303         0.5088         0.4373         0.3280
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........             1.7647         2.7612        (0.4473)        0.6920
                                                            -----------    -----------    -----------    -----------
    Total From Investment Operations ...............             2.2950         3.2700        (0.0100)        1.0200
                                                            -----------    -----------    -----------    -----------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............            (0.5000)       (0.4500)       (0.3400)       (0.4600)
Distributions (from capital gains) .................            (0.6550)          none        (0.3000)       (0.7800)
Returns of Capital .................................               none           none           none           none
                                                            -----------    -----------    -----------    -----------
    Total Distributions ............................            (1.1550)       (0.4500)       (0.6400)       (1.2400)
                                                            -----------    -----------    -----------    -----------

Net Asset Value, End of Period .....................        $   16.6400    $   15.5000    $   12.6800    $   13.3300
                                                            ===========    ===========    ===========    ===========


-------------------------
TOTAL RETURN(2) ....................................              15.91%         26.58%         (0.15%)         8.18%(3)
----------------------------------



RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........        $    75,402    $    63,215    $    47,731    $    37,235
Ratio of Expenses to Average Net Assets ............               0.68%          0.69%          0.70%          0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................               0.68%          0.69%          0.70%          0.89%

Ratio of Net Investment Income to Average Net Assets               3.56%          3.75%          3.71%          3.33%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................               3.56%          3.75%          3.71%          3.24%
Portfolio Turnover Rate ............................                 92%           106%           140%           162%
Average Commission Rate Paid .......................        $      0.06            N/A            N/A            N/A



                                                                 DELAWARE SERIES (FORMERLY KNOWN AS MULTIPLE STRATEGY SERIES)
                                                          -------------------------------------------------------------------------
                                                                                                                         7/28/88(1)
                                                           YEAR ENDED                                                     THROUGH
                                                             12/31/92          12/31/91       12/31/90       12/31/89    12/31/88
Net Asset Value, Beginning of Period ...............      $   12.9800       $   10.8400    $   11.8000    $   10.1600    $  10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income ..............................           0.4572            1.0824         0.3411         0.1302        0.0638
Net Gains (Losses) on Securities
          (both realized and unrealized) ...........           1.2328            1.6676        (0.3911)        1.5498        0.0962
                                                          -----------       -----------    -----------    -----------    ----------
    Total From Investment Operations ...............           1.6900            2.7500        (0.0500)        1.6800        0.1600
                                                          -----------       -----------    -----------    -----------    ----------

LESS DISTRIBUTIONS
Dividends (from net investment income) .............          (1.0600)          (0.3500)       (0.2700)       (0.0400)         none
Distributions (from capital gains) .................          (0.0600)          (0.2600)       (0.6400)          none          none
Returns of Capital .................................             none              none           none           none          none
                                                          -----------       -----------    -----------    -----------    ----------
    Total Distributions ............................          (1.1200)          (0.6100)       (0.9100)       (0.0400)         none
                                                          -----------       -----------    -----------    -----------    ----------

Net Asset Value, End of Period .....................      $   13.5500       $   12.9800    $   10.8400    $   11.8000    $  10.1600
                                                          ===========       ===========    ===========    ===========    ==========


-------------------------
TOTAL RETURN(2) ....................................            13.85%(3)         26.58%         (0.18%)        16.60%         3.77%
----------------------------------



RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) ..........      $    15,150       $    12,138    $     6,137    $     3,182    $      151
Ratio of Expenses to Average Net Assets ............             0.86%             1.03%          1.35%          1.99%           (4)
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation ....................             0.94%             1.03%          1.35%          1.99%           (4)

Ratio of Net Investment Income to Average Net Assets             3.60%            11.35%          3.84%          2.22%           (4)
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation ....................             3.52%            11.35%          3.84%          2.22%           (4)
Portfolio Turnover Rate ............................              202%            1,010%           210%           132%           (4)
Average Commission Rate Paid .......................              N/A               N/A            N/A            N/A           N/A


----------

(1) Date of initial public offering; ratios and total return have been annualized. Total return for this short of a time period may not be representative of longer term results.


(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.

(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

                                                                                  INTERNATIONAL EQUITY SERIES
                                                                --------------------------------------------------------------
                                                                                                                   10/29/92(1)
                                                                                           YEAR ENDED                THROUGH
                                                                12/31/96      12/31/95      12/31/94     12/31/93    12/31/92
Net Asset Value, Beginning of Period.....................       $13.1200      $11.8400      $11.6200     $10.0300    $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................................         0.5572        0.4194        0.2198       0.0523      0.0153
Net Gains (Losses) on Securities
          (both realized and unrealized).................         1.9658        1.1906        0.0802       1.5477      0.0147
                                                                --------      --------      --------     --------    --------
    Total From Investment Operations.....................         2.5230        1.6100        0.3000       1.6000      0.0300
                                                                --------      --------      --------     --------    --------

LESS DISTRIBUTIONS
Dividends (from net investment income)...................        (0.4200)      (0.2400)      (0.0700)     (0.0100)       none
Distributions (from capital gains).......................        (0.1130)      (0.0900)      (0.0100)        none        none
Returns of Capital.......................................           none          none          none         none        none
                                                                --------      --------      --------     --------    --------
    Total Distributions..................................        (0.5330)      (0.3300)      (0.0800)     (0.0100)       none
                                                                --------      --------      --------     --------    --------

Net Asset Value, End of Period...........................       $15.1100      $13.1200      $11.8400     $11.6200    $10.0300
                                                                ========      ========      ========     ========    ========


-------------------------
TOTAL RETURN(2)..........................................          20.03%(3)     13.98%(3)      2.57%(3)    15.97%(3)    1.73%(3)
--------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)................       $131,428      $ 81,548      $ 57,649     $ 16,664    $    177
Ratio of Expenses to Average Net Assets..................           0.80%         0.80%         0.80%        0.80%         (4)
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation..........................           0.91%         0.89%         1.01%        1.85%         (4)
Ratio of Net Investment Income to Average Net Assets                4.71%         3.69%         2.63%        1.85%         (4)
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation..........................           4.60%         3.60%         2.42%        0.80%         (4)
Portfolio Turnover Rate..................................              8%           19%           13%           9%         (4)
Average Commission Rate Paid.............................       $   0.01           N/A           N/A          N/A         N/A



(1) Date of initial public offering; total return has been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.
(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.
(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

                                                             TREND SERIES (FORMERLY KNOWN AS EMERGING GROWTH SERIES)

                                                                                                     12/27/93(1)
                                                                                   YEAR ENDED         THROUGH
                                                                12/31/96     12/31/95     12/31/94    12/31/93

Net Asset Value, Beginning of Period.....................       $14.0200     $10.1600     $10.2000    $10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income....................................         0.0500       0.0976       0.0791        none
Net Gains (Losses) on Securities
          (both realized and unrealized).................         1.3800       3.8524      (0.1191)     0.2000
                                                                --------     --------     --------    --------
    Total From Investment Operations.....................         1.4300       3.9500      (0.0400)     0.2000
                                                                --------     --------     --------    --------

LESS DISTRIBUTIONS
Dividends (from net investment income)...................        (0.0900)     (0.0900)        none        none
Distributions (from capital gains).......................        (0.8000)        none         none        none
Returns of Capital.......................................           none         none         none        none
                                                                --------     --------     --------    --------
    Total Distributions..................................        (0.8900)     (0.0900)        none        none
                                                                --------     --------     --------    --------

Net Asset Value, End of Period...........................       $14.5600     $14.0200     $10.1600    $10.2000
                                                                ========     ========     ========    ========


-------------------------
TOTAL RETURN(2)..........................................          11.00%(3)    39.21%(3)    (0.39%)(3)   2.00%(3)
-----------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)................       $ 56,423       20,510     $  7,087    $    204
Ratio of Expenses to Average Net Assets..................           0.80%        0.80%        0.80%         (4)
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation..........................           0.92%        0.96%        1.47%         (4)
Ratio of Net Investment Income to Average Net Assets                0.56%        1.03%        1.63%         (4)
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation..........................           0.44%        0.87%        0.96%         (4)
Portfolio Turnover Rate..................................            112%          76%          59%         (4)
Average Commission Rate Paid.............................       $   0.06          N/A          N/A         N/A


-------------------------

(1) Date of initial public offering; total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.



(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.



(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

DGPF15-CHT



                                                                                VALUE SERIES
                                                           -------------------------------------------------------

                                                                                   YEAR ENDED          12/27/93(1)
                                                           ---------------------------------             THROUGH
                                                           12/31/96       12/31/95       12/31/94       12/31/93
                                                           ---------      ---------      ---------     -----------
Net Asset Value, Beginning of Period                       $ 12.4700      $ 10.2900      $ 10.2100      $ 10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.1120         0.1918         0.1481           none
Net Gains (Losses) on Securities
          (both realized and unrealized)                      2.5480         2.2082        (0.0681)        0.2100
                                                           ---------      ---------      ---------      ---------
    Total From Investment Operations                          2.6600         2.4000         0.0800         0.2100
                                                           ---------      ---------      ---------      ---------

LESS DISTRIBUTIONS
Dividends (from net investment income)                       (0.1800)       (0.1500)          none           none
Distributions (from capital gains)                           (0.4500)       (0.0700)          none           none
Returns of Capital                                              none           none           none           none
                                                           ---------      ---------      ---------      ---------
    Total Distributions                                      (0.6300)       (0.2200)          none           none
                                                           ---------      ---------      ---------      ---------

Net Asset Value, End of Period                             $ 14.5000      $ 12.4700      $ 10.2900      $ 10.2100
                                                           =========      =========      =========      =========



TOTAL RETURN(2)                                               22.55%(3)      23.85%(3)       0.78%(3)       2.10%(3)
----------------------------------                        =========      =========      =========      =========


RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)                  $  23,683      $  11,929      $   6,291      $     210
Ratio of Expenses to Average Net Assets                        0.80%          0.80%          0.80%             (4)
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation                                0.99%          0.96%          1.41%             (4)
Ratio of Net Investment Income to Average Net Assets           1.28%          2.13%          2.62%             (4)
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation                                1.09%          1.97%          2.01%             (4)
Portfolio Turnover Rate                                          84%            71%            26%             (4)
Average Commission Rate Paid                               $    0.06            N/A            N/A            N/A


----------


(1) Date of initial public offering; total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.



(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.



(4) The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

DGPF15-CHT



                                                                GLOBAL BOND SERIES
                                                                     5/2/96(1)
                                                                      THROUGH
                                                                      12/31/96
                                                                ------------------
Net Asset Value, Beginning of Period                            $        10.0000

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.3390
Net Gains (Losses) on Securities
          (both realized and unrealized)                                  0.8310
                                                                ----------------
    Total From Investment Operations                                      1.1700
                                                                ----------------

LESS DISTRIBUTIONS
Dividends (from net investment income)                                   (0.2100)
Distributions (from capital gains)                                            --
Returns of Capital                                                          none
    Total Distributions                                                  (0.2100)
                                                                ----------------

Net Asset Value, End of Period                                  $        10.9600
                                                                ================

TOTAL RETURN(2)                                                            11.79%(3)
-------------------------                                       ----------------

                                                                ----------------

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted)                       $     9,471
Ratio of Expenses to Average Net Assets                                   0.80%
Ratio of Expenses to Average Net Assets
    prior to Expense Limitation                                           1.19%
Ratio of Net Investment Income to Average Net Assets                      6.51%
Ratio of Net Investment Income to Average Net Assets
    prior to Expense Limitation                                           6.12%
Portfolio Turnover Rate                                                  56%
Average Commission Rate Paid                                    N/A



----------


(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.



(2) Total return does not reflect expenses that apply to the Separate Accounts or to the related insurance policies and inclusion of these charges would reduce total return figures for all periods shown.



(3) Total return reflects the expense limitation referenced in Expenses under Management of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION


         The Fund, a corporation organized in Maryland on February 19, 1987, is an open-end management investment company offering 15 Series of shares. The initial public offering of the DelCap Series was July 2, 1991 and the International Equity Series commenced operations on October 29, 1992. The Value Series and the Trend Series commenced operations on December 27, 1993. The Global Bond Series was first publicly offered on May 1, 1996. The Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series and Quantum Series commenced operations on May 1, 1997.


         Each Series' investment objective is a fundamental policy and cannot be changed without approval by the holders of a "majority" of that Series' outstanding shares, as defined in the 1940 Act. Although each Series will constantly strive to attain its objective, there can be no assurance that it will be attained. In addition to the objective and investment techniques described below for each Series, see Other Considerations for investment techniques available to various Series of the Fund. Part B provides more information on the Series' investment policies and restrictions.


DECATUR TOTAL RETURN SERIES



         The objective of Decatur Total Return Series is to seek to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. The Series seeks to provide shareholders with a current return while allowing them to participate in the capital gains potential associated with equity investments.


INVESTMENT STRATEGY

         The Series generally invests in common stocks and income-producing securities that are convertible into common stocks. The portfolio manager looks for securities having a better dividend yield than the average of the Standard & Poor's ("S&P") 500 Stock Index, as well as capital gains potential.

         All available types of appropriate securities are under continuous study. The Series may invest in all classes of securities, bonds and preferred and common stocks in any proportion deemed prudent under existing market and economic conditions. In seeking to obtain its objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations.

         Income-producing convertible securities include preferred stock and debentures that pay a stated or variable interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Series to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates, as well as factors affecting the market value of the underlying common stock.

         The Series may be suitable for the patient investor interested in long-term growth. The investor should be willing to accept the risks associated with investments in common stocks and income-producing securities, including those that are convertible into common stocks. The Series is suitable for investors who want a current return with the possibility of capital appreciation. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long-term growth through both income and capital appreciation without undue risk to principal.


DELCHESTER SERIES



         The objective of the Delchester Series is to seek the highest current income which Delaware Management believes is consistent with prudent investment management. The strategy is to invest primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series will invest at least 80% of its assets at the time of purchase in:


         (1) Corporate Bonds. The Series will invest in both rated and unrated bonds. See Appendix A to this Prospectus for information concerning ratings. Unrated bonds may be more speculative in nature than rated bonds;

         (2) Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

         (3) Commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's").

INVESTMENT STRATEGY

         The Series expects to invest at least 80% of its assets in securities of the types described above. The Series must invest the remaining assets, if any, in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants. For temporary defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations. In the long run, the Series' assets are expected to be invested primarily in unrated corporate bonds and bonds rated BBB or lower by S&P.

RISK FACTORS


         The assets of Delchester Series may be invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. See Appendix A to this Prospectus for more rating information. Investing in these so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Series. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds. In addition to the considerations discussed elsewhere in this Prospectus, those risks include the following:


         Youth and Volatility of the High-Yield Market. Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During that economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during that economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high-yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Series' net asset value. At times in the past, uncertainty and volatility in the high-yield market resulted in volatility in the Series' net asset value.

         Redemptions. If, as a result of volatility in the high-yield market or other factors, the Series experiences substantial net redemptions of the Series' shares for a sustained period of time (i.e., more shares of the Series are redeemed than are purchased), the Series may be required to sell securities without regard to the investment merits of the securities to be sold. If the Series sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Series will decrease and the Series' expense ratio may increase.

         Liquidity and Valuation. The secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse affect on the Series' ability to dispose of particular issues, when necessary, to meet the Series' liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Series' privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Legislative and Regulatory Action and Proposals. There are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchases of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Series to attain its investment objective.


         Zero Coupon Bonds and Pay-in-Kind Bonds. Although the Series does not generally purchase a substantial amount of zero coupon bonds or pay-in-kind ("PIK") bonds, from time to time the Series may acquire zero coupon bonds and, to a lesser extent, PIK bonds. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Series. For example, the Series accrues, and is required to distribute to shareholders, income on its zero coupon bonds. However, the Series may not receive the cash associated with this income until the bonds are sold or mature. If the Series did not have sufficient cash to make the required distribution of accrued income, the Series could be required to sell other securities in its portfolio or to borrow to generate the cash required.

CAPITAL RESERVES SERIES

         The Capital Reserves Series' objective is to seek a high stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. The Series intends to achieve its objective by investing its assets in a diversified portfolio of short- and intermediate-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by such securities and investment grade corporate notes, bonds and other debt securities. See Diversification.

         The Series is not a money market fund. A money market fund is designed for stability of principal; consequently, the level of income fluctuates. The Series is designed for greater stability of income at a relatively higher level; consequently, the principal value will fluctuate over time.

INVESTMENT STRATEGY

         The Series will attempt to provide investors with yields higher than those available in money market vehicles by extending its portfolio maturities.

MATURITY RESTRICTIONS

         The Series seeks to reduce the effects of interest rate volatility on principal by normally maintaining the average weighted maturity of the Series' portfolio within the five- to seven-year range and not in excess of ten years. The decision to position the portfolio at any point within this permissible maturity range will be guided by Delaware Management's perception of the direction of interest rates and the risks in the fixed-income markets, generally. If, in Delaware Management's judgment, interest rates are relatively high and borrowing requirements in the economy are weakening, the manager, generally, will extend the average weighted maturity of the Series. Conversely, if, in its judgment, interest rates are relatively low and borrowing requirements appear to be strengthening, it, generally, will shorten the average weighted maturity. Delaware Management has the ability to purchase individual securities with a remaining maturity of up to 15 years.

QUALITY RESTRICTIONS

         The Series will invest in:

         (1) securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes), its agencies (e.g., Federal Housing Administration) or instrumentalities (e.g., Federal Home Loan Bank) or government-sponsored corporations (e.g., Federal National Mortgage Association) and repurchase agreements collateralized by such securities;

         (2) corporate notes, bonds and other debt securities rated investment grade (e.g., BBB or better by S&P or Baa or better by Moody's) or, if unrated, those securities considered to be of comparable quality by Delaware Management;

         (3) mortgage-backed securities, i.e., bonds collateralized by mortgage-backed pass-through securities such as GNMA, FNMA and FHLMC, rated investment grade (e.g., BBB or better by S&P or Baa or better by Moody's) or, if unrated, those securities considered to be of comparable quality by Delaware Management. See Other Considerations - Mortgage-Backed Securities;

         (4) certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars;

         (5) commercial paper of companies rated P-1 or P-2 by Moody's and/or A-1 or A-2 by S&P; and

         (6) asset-backed securities, i.e., securities backed by assets such as home equity loans and credit card receivables rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). See Other Considerations - Asset-Backed Securities.


         Debt securities rated in the fourth category of investment grade (e.g., BBB by S&P or Baa by Moody's) may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by issuers of such debt to make principal and interest payments than is the case with higher rated debt. To the extent that the rating of a corporate debt security held by the Series falls below such fourth grade or Delaware Management determines that an unrated security no longer is of comparable quality, the Series, as soon as practicable, will dispose of such security, unless such disposal, in the judgment of Delaware Management, would be detrimental to the Series in light of then prevailing market conditions.

         The Series may be suitable for the individual who wants relatively stable and high income flow and the security associated with a portfolio of U.S. government- (or agency-) backed and other investment grade investments. The investor should be willing to accept the risks associated with investing in these securities. The types of securities in which the Series invests is subject to fluctuations in net asset value, as well as yield. Therefore, the Series may not be suitable for people whose overriding objective is stability of principal. The market value of fixed-income securities generally is affected by changes in the level of interest rates. When interest rates rise, the share value will tend to fall, and when interest rates fall, the share value will tend to rise.

         As noted above, the Series will invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certain corporations sponsored or established by the U.S. government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (GNMA), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association (FNMA), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (FHLMC), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of the U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Associations.

CASH RESERVE SERIES


         As a money market fund, this Series' objective is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing at least 80% of its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant $10 per share value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

QUALITY RESTRICTIONS

         The Series limits its investments to those which the Board of Directors has determined present minimal credit risks and are of high quality and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply.


         The Series' investments include securities issued or guaranteed by the U.S. government (e.g., Treasury Bills and Notes) or by the credit of its agencies or instrumentalities (e.g., Federal Housing Administration and Federal Home Loan Bank). The Series may invest in the certificates of deposit and obligations of both U.S. and foreign banks if they have assets of at least one billion dollars in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. The Series also may purchase commercial paper and other corporate obligations; if such a security or, as relevant, its issuer, is considered to be rated, at the time of the proposed purchase, it or, as relevant, its issuer, must be so rated in one of the two highest rating categories (e.g., for commercial paper, A-2 or better by S&P and P-2 or better by Moody's; and, for other corporate obligations, AA or better by S&P and Aa or better by Moody's) by at least two nationally-recognized statistical rating organizations approved by the Board of Directors or, if such security is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply. Appendix A of Part B describes the ratings of S&P, Moody's, Duff and Phelps, Inc. and Fitch Investors Service, Inc.
("Fitch"), four of the better-known statistical rating organizations.


MATURITY RESTRICTIONS

         The Series maintains an average maturity of not more than 90 days. Also, it does not purchase any instruments with an effective remaining maturity of more than 13 months.

INVESTMENT TECHNIQUES

         The Series intends to hold its investments until maturity, but may sell them prior to maturity for a number of reasons. These reasons include: to shorten or lengthen the average maturity, to increase the yield, to maintain the quality of the portfolio or to maintain a stable share value.

         If there were a national credit crisis, an issuer were to become insolvent or interest rates were to rise, principal values could be adversely affected. Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.


DELCAP SERIES


         The objective of the Series is long-term capital appreciation. The Series' strategy is to invest primarily in common stocks that, in the judgment of Delaware Management, are of superior quality and in securities that are convertible into such common stocks.

INVESTMENT STRATEGY

         The Series will attempt to achieve its objective by purchasing securities issued by companies whose earnings Delaware Management believes will grow more rapidly than the average of those listed in the S&P 500 Stock Index. Delaware Management's emphasis will be on the securities of companies that, in its judgment, have the characteristics supporting such earnings growth. This judgment will be based on, among other things, the financial strength of the company, the expertise of its management, the growth potential of the company within the industry and the growth potential of the industry itself. The focus will be on those securities of companies Delaware Management believes have established themselves within their industry while maintaining growth potential.

         While management believes its objective may best be achieved by investing in common stock, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stock, bonds and foreign securities. Any specific investment will be dependent upon the judgment of Delaware Management. Investments may be held for any period of time.


         The Series may make foreign investments through the purchase and sale of sponsored or unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.


         Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds of investment quality rated Baa or above by Moody's or BBB or above by S&P.

         The Series may be suitable for the patient investor interested in long-term capital appreciation. Providing current income is not an objective of the Series and any income produced is expected to be minimal. The investor should be willing to accept the risks associated with investments in domestic and international securities. Ownership of Series shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities. Because the net asset value may fluctuate at times in response to market conditions, the Series is not appropriate for a short-term investor.


DELAWARE SERIES



         The Delaware Series seeks to provide a balance of capital appreciation, income and preservation of capital by strategically allocating its assets among fixed-income and equity securities, that, in the judgment of Delaware Management, are believed to have the best potential for achieving the Series' objective.

INVESTMENT STRATEGY

         The Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series will generally invest at least 25% of its assets in fixed-income securities, including U.S. government securities and corporate bonds. The balance of the portfolio will be allocated to equity securities principally, including convertible securities, and also to cash and cash equivalents. If the Series invested in convertible securities, the value of the convertible security would be allocated to its fixed-income component and its conversion rights component for purposes of the 25% fixed-income allocation.

         The Series uses a dividend-oriented valuation strategy to select individual securities in which it will invest. In seeking capital appreciation, the Series invests primarily in common stocks of established companies believed to have a potential for long-term capital growth. In seeking current income and preservation of capital, in addition to capital appreciation, the Series invests in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. The Series intends to invest in bonds that are rated in the top four grades by a nationally-recognized rating agency (i.e., Moody's or S&P) at the time of purchase, or, if unrated, are determined to be equivalent to the top four grades in the judgment of Delaware Management. The fourth grade is considered medium grade and may have some speculative characteristics. To the extent that the rating of a security held by the Series falls below the fourth grade or Delaware Management determines that an unrated security no longer is of comparable quality, the Series, as soon as practicable, will dispose of such security, unless such disposal, in the judgment of Delaware Management, would be detrimental in light of then prevailing market conditions. Typically, the maturity of the bonds will range between five and 30 years. The Series may not concentrate investments in any industry, which means not investing more than 25% of its assets in any one industry.

         The Series may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. The Series anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

         In pursuing its investment objective, the Series may hold securities for any period of time. For temporary, defensive purposes, the Series may hold a substantial portion of its assets in cash or short-term obligations, including repurchase agreements.

         The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in equity and fixed-income securities.

         The value of the Series' shares can be expected to fluctuate depending upon market conditions and, thus, an investment in the Series may not be appropriate for a short-term investor. Investment results of the Series will be affected by the ability of Delaware Management to anticipate changes in economic and market conditions and, consequently, there can be no assurance that the Series' investment objective will be realized.

INTERNATIONAL EQUITY SERIES

         The objective of the International Equity Series is to achieve long-term growth without undue risk to principal. The Series seeks to achieve this objective by investing primarily in securities that provide the potential for capital appreciation and income. The Series is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Series' assets will be invested in the securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the European Currency Unit ("ECU"). The Series will operate as a diversified fund for purposes of the 1940 Act.

INVESTMENT STRATEGY

         The Series will attempt to achieve its objective by investing in a broad range of equity securities including common stocks, preferred stocks, convertible securities and warrants. Delaware International will employ a dividend discount analysis across country boundaries and will also use a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar.


         With a dividend discount analysis, Delaware International looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Delaware International uses this technique to attempt to compare the value of different investments. With a purchasing power parity approach, Delaware International attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. The Series may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts.


         While the Series may purchase securities in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Japan, Australia, Hong Kong, and Singapore/Malaysia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment the Series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

         For temporary, defensive purposes, the Series may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities and which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies. Any corporate debt obligations will be rated AA or better by S&P, or Aa or better by Moody's or, if unrated, will be determined to be of comparable quality by Delaware International. For example, the Series may enter the global fixed-income markets when Delaware International believes that the global equity markets are excessively volatile or overvalued so that the Series' objective cannot be achieved in such markets. In addition, the Series may invest in the U.S. fixed-income markets for temporary, defensive purposes when Delaware International believes that the international equity and fixed-income markets are evidencing such excessive volatility or overvaluation. The Series may also invest in the securities listed for defensive investing pending investment of proceeds from new sales of Series shares and to maintain sufficient cash to meet redemption requests.


         The Series may be suitable for the patient investor interested in long-term growth through investments that provide the potential for capital appreciation and income. The investor should be willing to accept the risks associated with investments in foreign equity securities in which the Series may invest, as well as the special investment techniques in which the Series may engage. Naturally, the Series cannot assure a specific rate of return or that principal will be protected. The value of the Series' shares can be expected to fluctuate depending upon market conditions. However, through the cautious selection and supervision of its portfolio, the Series will strive to achieve its objective of long-term growth. See Other Considerations.


FOREIGN CURRENCY TRANSACTIONS

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         The Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Series' investment manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' securities denominated in such foreign currency.

         The Series will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' securities or other assets denominated in that currency.

         At the maturity of a forward contract, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.

         The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar cost of foreign securities held by the Series and against increases in the U.S. dollar cost of such securities to be acquired. Call options on foreign currency written by the Series will be covered, which means that the Series will own the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Series will be required to pay upon exercise of the put. See Futures Contracts and Options on Futures Contracts under Other Considerations.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         The Series may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. The principal purpose of the purchase or sale of futures contracts for the Series is to protect the Series against the fluctuations in interest or exchange rates which otherwise might adversely affect the value of the Series' portfolio securities or adversely affect the prices of securities which the Series intends to purchase at a later date without actually buying or selling such securities. See Other Considerations - Futures Contracts and Options on Futures Contracts.


VALUE SERIES

         The objective of the Series is capital appreciation. The strategy will be to invest primarily in common stocks and issues convertible into common stocks which, in the opinion of Delaware Management, have market values which appear low relative to their underlying value or future earnings and growth potential.

         Securities will be purchased that Delaware Management believes to be undervalued in relation to asset value or long-term earning power of the companies. Delaware Management may also invest in securities of companies where current or anticipated favorable changes within a company provide an opportunity for capital appreciation. Delaware Management's emphasis will be on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

         Delaware Management will consider the financial strength of the company, the nature of its management and any developments affecting the security, the company or the industry. Securities may be out of favor due to a variety of factors, such as lack of an institutional following, or unfavorable developments affecting the issuer of the securities, such as poor earning reports, dividend reductions or cyclical economic or business conditions. Other securities considered by Delaware Management would include those of companies where current or anticipated favorable changes such as a new product or service, technological breakthrough, management change, projected takeovers, changes in capitalization or redefinition of future corporate operations provide an opportunity for capital appreciation. Delaware Management will also consider securities where trading patterns suggest that significant positions are being accumulated by officers of the company, outside investors or the company itself. Delaware Management feels it may uncover situations where those who have a vested interest in the company feel the securities are undervalued and have appreciation potential.

         Although the Series will constantly strive to attain the objective of long-term growth, there can be no assurance that it will be attained. If Delaware Management believes that market conditions warrant, the Series may employ options strategies. Also, on a temporary, defensive basis, Delaware Management may invest in fixed-income obligations. The objective of the Series may not be changed without shareholder approval.

INVESTMENT STRATEGY

         While management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities. Although it is expected to receive relatively less emphasis, the Series may also invest in fixed-income securities without regard to a minimum grade level in pursuit of its objective where there are favorable changes in a company's earnings or growth potential or where general economic conditions and the interest rate environment provide an opportunity for declining interest rates and consequent appreciation in these securities. The strategies employed are dependent upon the judgment of Delaware Management.

         In investing for capital appreciation, the Series may hold securities for any period of time. The degree of portfolio activity will affect brokerage costs of the Series.

         Should the market warrant a temporary, defensive approach, the Series may also invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments, and corporate bonds rated A or above by Moody's or S&P.

         The Series may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. Delaware Management will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase stock index options.

         While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options. See Other Considerations - Options, below.

         The Series may enter into futures contracts and buy and sell options on futures contracts relating to securities, securities indices or interest rates. See Other Considerations - Futures Contracts and Options on Futures Contracts, below.

RISK FACTORS

         The Series may be suitable for the patient investor interested in long-term capital appreciation. The investor should be willing to accept the risks associated with investments in domestic and international securities (and currency hedging transactions in connection therewith), as these investments may be speculative and subject the Series to an additional risk. See Foreign Securities and Foreign Currency Transactions under Other Considerations. Investing in a company temporarily out of favor may involve the risk that the anticipated favorable change may not occur and, as a result, that security may decline in value or not appreciate as expected. Although it will receive relatively minor emphasis in pursuit of its objective, the Series may also purchase, at times, lower rated or unrated corporate bonds without regard to a grade minimum, which may be considered speculative and may increase the portfolio's credit risk. Although the Series will not ordinarily purchase bonds rated below B by Moody's or S&P (i.e., high-yield, high-risk fixed-income securities), it may do so if Delaware Management believes that capital appreciation is likely. The Series will not invest more than 25% of its net assets in bonds rated below B. Investing in such lower rated debt securities may involve certain risks not typically associated with higher rated securities. Such bonds are considered very speculative and may possibly be in default or have interest payments in arrears. See Delchester Series for additional information on the risks associated with such securities.


         Net asset value may fluctuate at times in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

         This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal.


TREND SERIES


INVESTMENT STRATEGY

         The objective of the Series is long-term capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.

         The Series will seek to identify changing and dominant trends within the economy, the political arena and our society. The Series will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

         In investing for capital appreciation, the Series may hold securities for any period of time. The Series may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. The Series may also invest in foreign securities.

         The Series may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration.

         Income is not an objective of the Series. However, should the market warrant a temporary defensive approach, the Series may also invest in cash equivalents, and fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds.

         Although the Series will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Series may not be changed without shareholder approval. Part B provides more information on the Series' investment policies and restrictions.

         The Series may be suitable for the patient investor interested in long-term capital appreciation. The prices of common stock, especially those of smaller companies, tend to fluctuate, particularly in the short-term. The investor should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the Series to an additional risk.

         Net asset value may fluctuate in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.

         This Series is designed primarily for capital appreciation. Providing current income is not an objective of the Series. Any income produced is expected to be minimal. An investor should not consider a purchase of Series shares as equivalent to a complete investment program.


         For hedging purposes, the Series may engage in options activity and enter into futures contracts and options on futures contracts. For a discussion on these instruments, see Options and Futures Contracts and Options on Futures Contracts under Other Considerations.


GLOBAL BOND SERIES

         The objective of the Global Bond Series is to achieve current income consistent with the preservation of investors' principal. The Fund seeks to achieve this objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series is a global fund. Under normal circumstances, at least 65% of the Series' assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. The Series may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the ECU. For purposes of the 1940 Act, the Global Bond Series will operate as a nondiversified fund.

INVESTMENT STRATEGY

         The Series will attempt to achieve its objective by investing at least 65% of its assets in a broad range of fixed-income securities, including foreign and U.S. government securities and debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's, or if unrated, are deemed to be of comparable quality by Delaware International. The Series may also invest in zero coupon bonds and in the debt securities of supranational entities denominated in any currency. Generally, the value of fixed-income securities moves inversely to the movement of market interest rates. The value of the Series' portfolio securities and, thus, an investor's shares will be affected by changes in such rates.


         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Considerations. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export- Import Bank and the Asian Development Bank. For increased safety, the Series currently anticipates that a large percentage of its assets will be invested in U.S. and foreign government securities and securities of supranational entities.


         With respect to U.S. government securities, the Series may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. Direct obligations of the U.S. government which are available for purchase by the Series include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These obligations differ mainly in interest rates, maturities and dates of issuance. Agencies whose obligations are backed by the full faith and credit of the United States include the Farmers Home Administration, Federal Financing Bank and others.

         With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Series will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined by Delaware International to be of comparable quality.

         From time to time, the Series may find opportunities to pursue its objective outside of the fixed-income markets, but in no event will such investments exceed 5% of the Series' net assets.


         The Series may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Series may purchase securities of issuers in any foreign country, developed and underdeveloped, or emerging market countries, it is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Canada, Germany, the United Kingdom, France, the Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries. Any investment the Series may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.



         The Series may invest in restricted securities, including Rule 144A Securities. See Liquidity and Rule 144A Securities under Other Considerations. The Series may invest no more than 10% of the value of its net assets in illiquid securities. The Series will not concentrate its investments in any particular industry, which means that it will not invest 25% or more of its total assets in any one industry.


         It is anticipated that the average weighted maturity of the portfolio will be in the five-to-ten year range. If, however, Delaware International anticipates a declining interest rate environment, the average weighted maturity may be extended past ten years. Conversely, if Delaware International anticipates a rising rate environment, the average weighted maturity may be shortened to less than five years.

INTEREST RATE SWAPS

         In order to attempt to protect the Series' investments from interest rate fluctuations, the Series may engage in interest rate swaps. The Series intends to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Series with another party of their respective rights to receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if the Series holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Series from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Series may enter into interest rate swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for non-speculative purposes and not for the purpose of leveraging the Series' investments, Delaware International and the Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Series' obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Custodian Bank. If the Series enters into an interest rate swap on other than a net basis, the Series would maintain a segregated account in the full amount accrued on a daily basis of the Series' obligations with respect to the swap. See Other Considerations - Foreign Securities and Foreign Currency Transactions and Special Risk Considerations below.


STRATEGIC INCOME SERIES



         The objective of the Series is to seek to provide investors with high current income and total return. Delaware Management will seek to achieve this objective by allocating the Series' investments principally among the following three sectors of the fixed-income securities markets:



         -- a HIGH-YIELD SECTOR, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities (commonly known as "junk bonds") issued by U.S. companies;



         -- an INVESTMENT GRADE SECTOR, consisting of investment grade debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and



         -- an INTERNATIONAL SECTOR, consisting of obligations of foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in foreign countries and denominated in foreign currencies.



         Delaware Management will determine the amount of assets of the Series that will be allocated to each of the three sectors in which the Series will invest, based on its analysis of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investment in each of the three sectors. Delaware Management will periodically reallocate the Series' assets as it deems necessary, and as little as 20% and as much as 60% of the Series' assets among sectors may be invested in each fixed-income sector. In addition, the Series may invest up to 10% of its assets in U.S. equity securities.



INVESTMENT STRATEGY



         Domestic High-Yield Sector. The so-called "junk" bonds in which the domestic high-yield sector will invest entail certain risks, including the risk of loss of principal and interest. It is possible that a protracted economic downturn could severely disrupt the market for high-yield/high risk bonds, and adversely affect the value of outstanding bonds and the ability of high-yield/high risk bond issuers to repay principal and interest. Volatility in the high-yield/high risk market could result in volatility in the Series' net asset value. The zero coupon and pay-in-kind ("PIK") bonds in which the high-yield sector may invest are generally considered to be more interest rate sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Series. See Risk Factors under Delchester Series for a more detailed description of the risks associated with investing in high-yield/high risk debt securities.



         Delaware Management will invest the Series' assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Series may invest in domestic corporate debt obligations, including, corporate notes (including convertible notes), units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and PIKs. See Zero Coupon Bonds and Pay-In-Kind Bonds under Other Considerations. The Series may also purchase preferred stock and convertible preferred stock.



         The Series will invest in both rated and unrated bonds. The rated bonds that the Series may purchase in this sector of its portfolio will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See Appendix A to this Prospectus for more rating information. Unrated bonds may be more speculative in nature than rated bonds.



         Investment Grade Sector. In managing the Series' assets allocated to the investment grade sector, Delaware Management will invest primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Series may invest include bonds, notes, debentures and commercial paper of U.S. companies.



         The U.S. government securities in which the Series may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. See Capital Reserves Series for a discussion of these types of securities.



         The investment grade sector of the Series' portfolio may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Series may invest are issued by certain private, non-government entities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). See Mortgage-Backed Securities under Other Considerations for a discussion of these types of securities.



         Subject to the quality limitations set forth in this Prospectus, the Series may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, and receivables regarding automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases. See Asset-Backed Securities under Other Considerations. The Series may also invest in futures contracts and options on futures contracts subject to certain limitations. See Futures Contracts and Options on Futures Contracts under Other Considerations.



         Securities purchased by the Series within the investment grade sector will be rated in one of the four highest rating categories or will be unrated securities that are of comparable quality as determined by Delaware Management. The four highest rating categories are AAA, AA, A or BBB by S&P and Fitch, or Aaa, Aa, A or Baa by Moody's. Debt securities within the top three categories comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Securities in the fourth category, known as medium-grade bonds, are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics. See Appendix A to this Prospectus for more rating information.

         International Sector. Delaware International will invest the assets of the Series that are allocated to the international sector primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities.



         A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-Development Bank, the Export-Import Bank and the Asian Development Bank.



         The Series may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts ("Depositary Receipts"). The Series may also invest in Brady Bonds, zero coupon bonds and shares of other investment companies. See Foreign Securities and Foreign Currency Transactions, Investment Company Securities, and Zero Coupon Bonds and Pay-In-Kind Bonds under Other Considerations.



         The Series may invest in securities issued in any currency and may hold foreign currencies. See Foreign Currency Transactions under International Equity Series and Foreign Securities and Foreign Currency Transactions under Other Considerations.



         While the Series may purchase securities of issuers in any foreign country, developed and underdeveloped, no more than 15% of the Series' assets may be invested in direct obligations of issuers located in emerging market countries. See Emerging Markets Series and Foreign Securities and Foreign Currency Transactions under Other Considerations.



         The Series will invest in both rated and unrated foreign securities. The rated securities that the Series may purchase in the international sector of its portfolio may include those rated BBB or lower by S&P or Fitch, Baa or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. See Appendix A to this Prospectus for more rating information and Risk Factors under Delchester Series and Foreign Securities and Foreign Currency Transactions for a description of the risks associated with investing in lower-rated fixed-income securities and foreign securities.



         Equity Sector. Up to 10% of the Series' assets may be invested in U.S. equity securities. Such investments may include common stocks, preferred stocks (including adjustable rate preferred stocks) and other equity securities, such as convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Series' objective of high current income and total return. In addition, the Series may invest in shares or convertible bonds of real estate investment trusts ("REITs"). See REITs under Other Considerations for a discussion of these types of securities.



         For a description of the Series' other investment policies and for a further description of some of the policies described above, see Other Considerations.

         In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Series may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Series may invest in repurchase agreements, but it normally does so only to invest cash balances. The Series is permitted to borrow money.


DEVON SERIES

         The objective of Devon Series is to seek current income and capital appreciation.


         The Series may be suitable for investors interested in long-term capital appreciation with a greater emphasis on common stocks and securities convertible into common stocks. Investors in the Series should be willing to accept the risks associated with investments in equity securities. Investors in the Devon Series should also be willing to accept the risks associated with investments in fixed-income securities. Net asset values may fluctuate in response to market conditions and, as a result, the Series is not appropriate for a short-term investor.


INVESTMENT STRATEGY

         Devon Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that Delaware Management believes have the potential for above average dividend increases over time. Under normal circumstances, the Series will generally invest at least 65% of its total assets in dividend paying common stocks.


         In selecting stocks for the Series, Delaware Management will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million, but is not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, Delaware Management will consider such factors as the historical growth rate of a dividend, the frequency of prior dividend increases, the issuing company's potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. Delaware Management will generally avoid stocks that it believes are overvalued and may select stocks with current dividend yields that are lower than the current yield of the Standard & Poor's 500 Stock Index ("S&P 500") in exchange for anticipated dividend growth.


         While Delaware Management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible and preferred securities, rights and warrants to purchase common stock, and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities and bank obligations, and may also engage in futures transactions. The Series may invest in foreign securities.


         For additional information about the Series' investment policies and certain risks associated with investments in certain types of securities, see Other Considerations.


EMERGING MARKETS SERIES

         The objective of Emerging Markets Series is to achieve long-term capital appreciation. The Series seeks to achieve this objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. Under normal circumstances, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging market countries. The Series will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities and warrants issued by companies located or operating in emerging countries.


         The Series considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the IFC Free Index or MSCI EMF Index will be considered to be an "emerging country." As of the date of this Prospectus, there are more than 130 countries which, in Delaware International's judgment, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Within this group of developing or emerging countries are included almost every nation in the world, except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.


         Currently, investing in many emerging countries is not feasible, or may, in Delaware International's opinion, involve unacceptable political risks. The Series will focus its investments in those emerging countries where Delaware International considers the economies to be developing strongly and where the markets are becoming more sophisticated. Delaware International believes that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.


         In considering possible emerging countries in which the Series may invest, Delaware International will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. It is currently anticipated that the countries in which the Series may invest will include, but not be limited to, Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Korea, Malaysia, Mexico, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, Delaware International expects to expand and further diversify the countries in which the Series invests.


         Although not an exclusive list of criteria to be considered by Delaware International, an emerging country equity security is one issued by a company that, in the opinion of Delaware International, exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. Determinations as to eligibility will be made by Delaware International based on publicly available information and inquiries made of the companies.


         The Series may invest in Depositary Receipts, and in both open-end and, listed or unlisted, closed-end investment companies, as well as unregistered investment companies. See Investment Company Securities under Other Considerations. The Series may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.


         The Series may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by Delaware International to be of equivalent quality and which present special investment risks. See Risk Factors under Delchester Series. The Series may also invest in Brady Bonds and zero coupon securities. See Foreign Securities and Foreign Currency Transactions under Other Considerations.


         For temporary defensive purposes, the Series may invest all or a substantial portion of its assets in the high quality debt instruments in which International Equity Series may invest. See Investment Strategy under International Equity Series.


CONVERTIBLE SECURITIES SERIES

         The investment objective of the Convertible Securities Series is to seek a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in "convertible securities." A convertible security is a bond, debenture, note, preferred stock or other security which may be converted at a specified price or formula into a prescribed amount of common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid on convertible debt or the dividend paid on a preferred stock until such time as the convertible security matures or is redeemed or converted. Convertible Securities may include subordinated debt securities accompanied by warrants to purchase the common stock of the issuer. In some instances the subordinated debt securities may be exchanged in payment of the exercise price of the accompanying warrants.


         The Series' policy of investing in convertible securities is premised on the belief that the characteristics of these securities make them particularly appropriate investments in seeking both capital appreciation and current income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from interest or dividend payments on convertible securities as compared to common stock dividends, and the decreased risks of a decline in value of a convertible security relative to the underlying common stock due to the income preferences of a convertible security. See Convertible Securities below.


INVESTMENT STRATEGY

         Lynch & Mayer's investment strategy will be dictated to a great extent by prevailing market conditions. Under normal conditions, the Series intends to invest at least 65% of its total assets (determined at the time of purchase) in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets as described below under Other Investments, including preferred and common stock, warrants, U.S. government securities, non-convertible fixed income securities and money market securities. However, pending investment in convertible securities or for temporary defensive purposes (when, in Lynch & Mayer's opinion, market conditions dictate), the Series reserves the right to maintain all or a substantial portion of its assets in cash, money market securities, U.S. government securities and investment grade corporate debt securities. Securities or assets obtained upon the conversion of convertible securities may be retained, subject to the Series' investment objective. The Series may not invest more than 25% of its total assets in any one industry, provided that there is no limitation on investments in U.S. government securities. There are no size limitations on corporations in whose securities the Series may invest.


         Convertible Securities. Convertible securities rank senior to common stock in a corporation's capital structure and therefore entail less risk than the corporation's common stock. However, convertible securities are typically subordinated to non-convertible securities of the same issuer. Convertible securities may be rated below investment grade, that is, not rated within the four highest categories by S&P and Moody's. Debt securities rated below investment grade are often referred to as "high-yield bonds" or "junk bonds," although these terms are not generally used in reference to convertible debt securities. The Series will invest in convertible securities without regard to rating categories. To the extent that securities acquired by the Series are not of investment grade or are not rated, there may be a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities. It is possible that a protracted economic downturn could severely disrupt the market for high-yield/high risk bonds, and adversely affect the value of outstanding bonds. Volatility in the high-yield/high risk market could result in volatility in the Series' net asset value. The zero coupon and pay-in-kind ("PIK") bonds in which the Series may invest are generally considered to be more interest rate sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Series. For a discussion of the risks associated with investments in high-yield/ high risk debt securities, see Delchester Series -- Risk Factors. See Appendix A for a description of the rating categories used by S&P and Moody's.


         The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth at market value if it were to be exchanged for the underlying security pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will primarily reflect that investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. The credit standing of the issuer and other factors may also have an effect on the convertible security's value. As the conversion value nears or exceeds the investment value, the price of the convertible security will rise above its investment value. The higher the security's price relative to its investment value, the more directly the price of the security will tend to fluctuate with the price of the underlying equity security. The convertible security will typically have a premium over the conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a security having an income and capital structure preference with a possibility of capital appreciation due to the conversion privilege. Convertible securities may be purchased by the Series at varying price levels above their investment values or their conversion values in keeping with the Series' investment objective. Since a convertible security has fixed interest or dividend payments, the convertible security tends to trade increasingly on a yield basis as the market price of the underlying common stock declines and thus may not depreciate to the same extent as the underlying common stock. The extent of the decline, i.e., loss in value to the Series, will also depend on the amount of the premium. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument pursuant to which the convertible security was issued. If a convertible security held by the Series is called for redemption, the Series will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

         The Series may invest in Eurodollar convertible securities. Eurodollar convertible securities are fixed income securities of a U.S. issuer convertible into equity securities of that issuer. These Eurodollar securities are payable in U.S. dollars outside of the United States. The Series may also invest in securities of foreign issuers, including issuers located in emerging markets. Such foreign securities may be traded on a foreign exchange, or they may be in the form of depositary receipts or notes, such as American Depositary Receipts
(ADRs), American Depositary Notes (ADNs), European Depositary Receipts (EDRs), European Depositary Notes (EDNs), Global Depositary Receipts (GDRs) or Global Depositary Notes (GDNs). For a discussion of the investment strategies and risks involved in foreign securities, see International Equity Series and Emerging Markets Series, as well as Foreign Securities and Foreign Currency Transactions under Other Considerations.


         Private Placements. The portion of the Series' portfolio that may be invested in convertible securities purchased in private placements will depend upon the relative attractiveness of those securities as compared to convertible securities which are publicly offered. Ordinarily, the Series expects that 50% of its portfolio may be invested in convertible securities purchased in private placements, but the percentage may vary substantially below or above 50%, depending upon prevailing market conditions.


         The Series anticipates that substantially all of the private placements it purchases will be subject to Rule 144A under the 1933 Act and therefore may be traded freely among qualified institutional buyers. The Series may not invest more than 15% of its net assets in illiquid securities, but the Series may, subject to procedures approved by the Fund's Board of Directors, treat Rule 144A securities as liquid and therefore not subject to this 15% limitation. The private placements purchased by the Series will typically include registration rights for the convertible security and the underlying common stock which require the underlying common stock to be registered with the SEC, generally filed within one year of the private placement. This allows the Series to trade the underlying common stock upon conversion, although such trading may be subject to certain contractual or legal restrictions. For a more detailed discussion of Rule 144A securities, see Liquidity and Rule 144A Securities under Other Considerations.


         Private placements of debt securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser, such as longer call or refunding protection, than typically would be available with publicly offered securities of the same type. Securities acquired through private placements may also have special features not usually characteristic of similar securities offered to the public, such as contingent interest or warrants for the purchase of the issuer's stock. An issuer is often willing to create more attractive features in its securities issued privately, because it has avoided the expense and delay involved in a public offering of its securities. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. At certain times, adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.


         Equity-Linked Securities. The Series may invest in convertible securities that offer enhanced yield features, such as PRIDES (Preferred Redeemable Increased Dividend Equity Securities) and DECS (Dividend Enhanced Convertible Securities). Such securities typically have the following features:
(a) the issuer's common stock will be received in the event the convertible preferred stock is converted; (b) they do not have a capital appreciation limit;
(c) they seek to provide the investor with high current income with some prospect of future capital appreciation; (d) they are typically issued with three to four year maturities; (e) they typically have some built-in call protection for the first two to three years; (f) investors have the right to convert them into shares of common stock at a preset conversion formula or hold them until maturity; and (g) upon maturity they will automatically convert into either cash or a specified number of shares of common stock. The Series may also invest in Preferred Equity Redemption Cumulative Stock ("PERCS"), a preferred stock convertible into common stock of the issuer which generally features a mandatory conversion date (typically three years) as well as a capital appreciation limit which is usually expressed in terms of a stated price. There may be additional types of convertible securities which may be similar to those described above in which the Series may invest, consistent with its investment objective and policies.


         An investment in an equity-linked security may involve additional risks to the Series. Unlike conventional convertible securities, equity-linked securities do not usually have a fixed maturity (par) value. Rather, equity-linked securities generally provide only for a mandatory conversion into cash or common stock. As a result, the Series risks loss of principal if the cash received or the price of the underlying common stock at the time of conversion is less than the price paid for the equity-linked security. Equity-linked securities may be more or less liquid than conventional convertible securities or non-convertible debt securities. Any purchases of illiquid equity-linked securities would be subject to the Series' investment policy against investing more than 15% of the Series' net assets in illiquid securities, and the Series therefore primarily intends to acquire liquid equity-linked securities.


         Short Sales Against the Box. The Series may engage in short sales "against the box." While a short sale is made by selling a security the Series does not own, a short sale is "against the box" to the extent that the Series contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.


         Other Investments. The Series may invest in bank money market instruments issued by depository institutions with total assets of at least $1 billion. The Series' commercial paper investments at the time of purchase normally will be rated at least "A-1" by S&P or at least "P-1" by Moody's or, if not rated, be issued by corporations having an outstanding debt issue rated at least "A" by S&P or Moody's. Although the Series may purchase non-convertible debt securities rated below investment grade, it does not currently intend to invest more than 10% of its net assets in lower-rated non-convertible debt securities, and will not invest in non-convertible debt securities rated below B- or the equivalent by S&P or Moody's. The Series intends to invest in unrated securities only if such securities are, in Lynch & Mayer's judgment, of comparable quality as rated securities in which the Series may invest.


         The Series may invest up to 10% of its net assets in warrants. Warrants permit the Series to establish an equity position in selected securities by committing a lower proportion of the portfolio to equities.


QUANTUM SERIES


         The objective of Quantum Series is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time. Medium to large-size companies generally are those having a market capitalization of greater than $1 billion at the time of investment. Vantage will invest in substantially all of the assets of the Series equity securities that it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the S&P 500 and meet the Series' "Social Criteria" strategy.

INVESTMENT STRATEGY


         The Series will adhere to a Social Criteria strategy, which can be changed by action of the Fund's Board of Directors. Vantage will utilize the Social Investment Database published by Kinder, Lydenberg, Domini & Co. Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. KLD specializes in providing the financial community with social research on publicly traded U.S. corporations. The Series will not purchase securities of any company for which the Social Investment Database indicates a concern or a major concern relating to one or more of the Social Criteria. See Social Criteria, below.


         Because of the Social Criteria strategy, the Series may be underexposed in certain sectors which may at times outperform the market.


         While it is anticipated that the Series, under normal market conditions, will invest principally in common stock, the Series may invest in all available types of equity securities, including without limitation, preferred stock, warrants and securities convertible into common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. See Other Considerations.


         Up to 20% of the Series' total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European or Global Depositary Receipts. See Foreign Securities and Foreign Currency Transactions under Other Considerations.


         The Series may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. See Options and Futures Contracts and Options on Futures Contracts under Other Considerations.


         The Series may hold cash or invest in short-term debt securities and other money market instruments when, in Vantage's opinion, such holdings are prudent given then prevailing market conditions. The Series may also invest in such instruments pending investment by the Series of proceeds from the sale of portfolio securities or proceeds from new sales of Series shares pending investment in other types of securities for the Series as to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by Vantage.


         The Series will constantly strive to achieve its objective and, in investing to do so, may hold securities for any period of time. To the extent the Series engages in short-term trading in attempting to achieve its objective, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.


         For additional information on the Series' investment policies and certain risks associated with investments in certain types of securities, see Other Considerations.


SOCIAL CRITERIA


         Quantum Series will adhere to a Social Criteria strategy, which may be changed by action of the Board of Directors. Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. The

Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.


         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:


1. Activities which result or likely to result in damage to the natural environment;


2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;


3.       The manufacture of, or contracting for, military weapons; or


4.       The liquor, tobacco or gambling industries.


         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in this Prospectus.


         When Vantage determines that a company no longer adheres to the Social Criteria, it will cause the Series to commence an orderly sale of the company's securities, that is, a selling program which, in Vantage's judgment, will minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of the Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

PURCHASE AND REDEMPTION

         Shares are sold only to separate accounts of life companies at net asset value. (See Calculation of Offering Price and Net Asset Value Per Share.) Redemptions will be effected by the separate accounts at the net asset value next determined after receipt of the order to meet obligations under the variable contracts. Cash Reserve Series is managed to maintain a constant $10 per share net asset value although there is no assurance that this objective can be achieved. Contract owners do not deal directly with the Fund with respect to the acquisition or redemption of Fund shares.

DIVIDENDS AND DISTRIBUTIONS


         Dividends for the Delchester, Capital Reserves, Cash Reserve and Strategic Income Series are declared daily and paid monthly on the last business day of every month. Dividends for the Global Bond Series are declared and paid monthly on the last business day of every month. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.


         For the Decatur Total Return, Delaware, Devon, Convertible Securities and Quantum Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.


         For the DelCap, International Equity, Value and Emerging Markets Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.


         For the Trend Series, the Fund will make payments from the Series' net investment income and net realized securities profits, if any, twice a year.


         All dividends and distributions are automatically reinvested in additional Series shares.

TAXES

         The Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As such, the Fund will not be subject to federal income tax to the extent its earnings are distributed. The Fund intends to distribute substantially all of the respective Series' net investment income and net capital gains. Shareholders may be proportionately liable for taxes on income and gains of the Series but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them, and the Fund will inform shareholders of the amount and nature of such income or gains.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The offering price is the net asset value ("NAV") per share next determined after an order is received. The offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         A Series' NAV per share is computed by adding the value of all securities and other assets in that Series' portfolio, deducting any liabilities of that Series (expenses and fees are accrued daily) and dividing by the number of that Series' shares outstanding. The valuation criteria set forth below apply equally to securities purchased in reliance upon Rule 144A of the 1933 Act. In determining each Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Foreign securities expressed in foreign currency values will be converted into U.S. dollar values at the mean between the currencies' bid and offered quotations. Debt securities (other than short-term investments and, in some cases, convertible securities) are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All securities in the Cash Reserve Series are valued at amortized cost. Under the direction of the Board of Directors, certain procedures have been adopted to monitor the value of the Cash Reserve Series' securities and stabilize the price per share at $10. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.


         The International Equity and Emerging Markets Series' portfolio will be, and the Global Bond Series' portfolio may be, comprised primarily of foreign securities. From time to time, those securities may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as Saturday). As a result, the NAV of that Series may be significantly affected by such trading on days when shareholders have no access to that Series. To the extent other Series hold foreign securities which are so listed, the net asset value of those Series also could be affected by trading on days when shareholders have no access to those Series.

MANAGEMENT OF THE FUND

DIRECTORS

         The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGERS AND SUB-ADVISERS


         Delaware Management furnishes investment management services to each Series of the Fund, other than International Equity, Global Bond and Emerging Markets Series. Delaware International, an affiliate of Delaware Management, furnishes investment management services to the International Equity, Global Bond and Emerging Markets Series.


         Delaware Management and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1996, Delaware Management and its affiliates within the Delaware Group, including Delaware International, were supervising in the aggregate more than $31 billion in assets in the various institutional or separately managed (approximately $20,047,798,000) and investment company (approximately $11,881,459,000) accounts.


         Delaware Management is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). Delaware International is also controlled by DMH through several subsidiaries. On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Except for Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series, which were not yet in existence, in connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and its investment manager were executed following shareholder approval. Delaware Management's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

         Delaware Management manages each of the Series' (other than International Equity, Global Bond and Emerging Markets Series) portfolios and makes investment decisions which are implemented by the Fund's Trading Department. For these services, Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of Decatur Total Return, Delchester, Capital Reserves, Money Market, DelCap and Delaware Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:



         Decatur Total Return Series                 0.60%
         Delchester Series                           0.60%
         Capital Reserves Series                     0.60%
         Cash Reserve Series                         0.50%
         DelCap Series                               0.75%
         Delaware Series                             0.60%
         Value Series                                0.75%
         Trend Series                                0.75%
         Strategic Income Series                     0.65%
         Devon Series                                0.60%
         Convertible Securities Series               0.75%
         Quantum Series                              0.75%



         See Expenses for a discussion of a voluntary waiver of its management fee undertaken by Delaware Management. The investment management fee, as a percentage of average daily net assets, incurred by each of the below Series for the fiscal year ended December 31, 1996 was as follows:



                                            BEFORE VOLUNTARY WAIVER       AFTER VOLUNTARY WAIVER
                                            -----------------------       ----------------------
         Decatur Total Return Series                 0.60%                         0.60%
         Delchester Series                           0.60%                         0.60%
         Capital Reserves Series                     0.60%                         0.60%
         Cash Reserve Series                         0.49%                         0.49%
         DelCap Series                               0.75%                         0.73%
         Delaware Series                             0.60%                         0.60%
         Value Series                                0.75%                         0.56%
         Trend Series                                0.75%                         0.62%



         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Lynch & Mayer and Vantage participate in the management of, respectively, Convertible Securities Series' and Quantum Series' assets. Each Sub-Adviser is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreements and supervises the Sub-Advisers' performance of such services. For the services provided to Delaware Management, Delaware Management pays Lynch & Mayer a portion of the fee paid to Delaware Management under the terms of Convertible Securities Series' Investment Management Agreement. For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to
(i) 0.20% of the fee paid to Delaware Management under Quantum Series' Investment Management Agreement for the period May 1, 1997 through May 1, 1998; (ii) 0.25% of the fee paid to Delaware Management under Quantum Series' Investment Management Agreement for the period May 2, 1998 through May 2, 1999; and (iii) 0.40% of the fee paid to the Manager under Quantum Series' Investment Management Agreement thereafter. Lynch & Mayer's address is 520 Madison Avenue, New York, New York 10022. Vantage's address is 630 Fifth Avenue, New York, NY 10111.



         Delaware International manages the International Equity, Global Bond and Emerging Markets Series' portfolios and implements investment decisions on behalf of each of these Series. For these services, Delaware International is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of the International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:



         International Equity Series                          0.75%
         Global Bond Series                                   0.75%
         Emerging Markets Series                              1.25%



         See Expenses for a discussion of a voluntary waiver of its management fee undertaken by Delaware International. The investment management fee, as a percentage of average daily net assets, incurred by each of the below Series for the fiscal year ended December 31, 1996 was as follows:



                                            BEFORE VOLUNTARY WAIVER          AFTER VOLUNTARY WAIVER
                                            -----------------------          ----------------------
         International Equity Series                 0.75%                           0.63%
         Global Bond Series                          0.75%*                          0.36%*



*Annualized. Commenced operations on May 2, 1996.



         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.



         John B. Fields has primary responsibility for making day-to-day investment decisions for the Decatur Total Return Series. He has been the Senior Portfolio Manager of this Series since 1992. Mr. Fields, who has 26 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining the Delaware Group in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society.



         In making investment decisions for the Decatur Total Return Series, Mr. Fields works with a team of 12 portfolio managers and analysts, each of whom specializes in a different industry sector and makes recommendations accordingly. Mr. Fields also regularly consults with Wayne A. Stork and Richard
G. Unruh, Jr. Mr. Stork, Chairman of Delaware Management and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the

Delaware organization. Mr. Unruh is a graduate of Brown University and received his MBA from the University of Pennsylvania's Wharton School. He joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Fund in 1994. He is also a member of the Board of Directors of the Delaware Management and Delaware International and was named an Executive Vice President of Delaware Management in 1994.



         Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for the Delchester Series. Mr. Matlack and Mr. Nichols have been members of this Series' management team since 1990, and were named co-managers of this Series in January 1993. A CFA charterholder, Mr. Matlack is a graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.



         Mr. Nichols is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining the Delaware Group, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.



         In making investment decisions for Delchester Series, Mr. Matlack and Mr. Nichols regularly consult with Paul E. Suckow. Mr. Suckow is Delaware Management's Chief Investment Officer for Fixed-Income. A CFA charterholder, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed-income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation, where he served as Executive Vice President and Director of Fixed Income.



         Gary A. Reed has primary responsibility for making investment decisions for the Capital Reserves and Cash Reserve Series. He has been each Series' senior portfolio manager since 1989. He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining the Delaware Group in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. In making investment decisions for the Capital Reserves and Cash Reserve Series, Mr. Reed regularly consults with Paul E. Suckow.



         Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the DelCap and Trend Series. Mr. Frey has been Vice President/Senior Portfolio Manager of the Series since March 1997 and was Co-Manager from June 1996 to March 1997. Mr. Frey has 20 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining the Delaware Group in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.



         In making investment decisions for the Series, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, William H. Miller, Judith R. Finger, John A. Heffern and Lori Wachs. Marshall T. Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Miller is a Vice President/Assistant Portfolio

Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood. Ms. Finger is a Vice President/Assistant Portfolio Manager. She joined the Delaware Group in 1995 from the New York-based Fred Alger Management, where she was an equity analyst for three years. Prior to that, she held positions with Chemical Bank and Dun & Bradstreet, in mergers and acquisitions. She earned her BA in Finance from the University of Pennsylvania and her MBA in Finance & Accounting from the University of Chicago. John A. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.



         George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Delaware Series and Mr. Burwell has such responsibility for Devon Series. Mr. Burwell, who has been Delaware Series' senior portfolio manager for equities since 1992 and Devon Series' senior portfolio manager since its inception, holds a BA from the University of Virginia. Prior to joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a CFA charterholder. Mr. Reed has been the Delaware Series' senior portfolio manager for fixed-income since 1989.



         In making investment decisions for the Delaware and Devon Series, Mr. Burwell and Mr. Reed regularly consult with Wayne A. Stork, Richard G. Unruh, Jr. and Paul E. Suckow.



         Beginning March, 1997, George H. Burwell assumed primary responsibility for making day-to-day investment decisions for the Value Series.



         In making investment decisions for Value Series, Mr. Burwell consults with Wayne A. Stork and Richard G. Unruh, Jr.



         Clive A. Gillmore has primary responsibility for making day-to-day investment decisions for the International Equity and Emerging Markets Series. He has been the senior portfolio manager for each of these Series since its inception. A graduate of the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined the Delaware Group in 1990 after eight years of investment experience. His most recent position prior to joining the Delaware Group was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore completed the London Business School Investment program.



         In making investment decisions for these Series, Mr. Gillmore regularly consults with an international equity team of nine members, five of whom research the Pacific Basin and four of whom research the European Markets. Mr. Gillmore also regularly consults with David G. Tilles. Mr. Tilles, who is Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining the Delaware Group in 1990, he was Chief Investment Officer of Hill Samuel Investment Advisers Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society. In making investment decisions for Emerging Markets Series, in addition to the above team, Mr. Gillmore consults regularly with Robert Akester. Prior to joining Delaware in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management, which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BSc (Econ) in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.



         Ian G. Sims and Christopher Moth have primary responsibility for making day-to-day investment decisions for the Global Bond Series. Mr. Sims has been the senior portfolio manager for this Series since its inception. Mr. Sims is a graduate of the University of Newcastle-Upon-Tyne. He joined Delaware International in 1990 as a senior international fixed-income and currency manager. Mr. Sims began his investment career with the Standard Life Assurance Co., and subsequently moved to the Royal Bank of Canada Investment Management International Company, where he was an international fixed-income manager. Prior to joining Delaware International, he was a senior fixed-income and currency portfolio manager with Hill Samuel Investment Advisers Ltd. Mr. Moth became Co-Manager of the Series in January 1997. Mr. Moth is a graduate of The City University London. Mr. Moth joined Delaware in 1992. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance & Investment from the Institute of Actuaries in London.



         In making investment decisions for the Global Bond Series, Mr. Sims and Mr. Moth regularly consult with Hywel Morgan. Mr. Morgan was educated at the University of Wales and was subsequently an Economics Lecturer at Dundee University. Prior to joining Delaware International, he was Associate Director of the international fixed-income department and head of the credit review committee at Hill Samuel Investment Management responsible for over $500 million in multi-currency fixed interest accounts. His prior experience included working as an economic adviser for Credit Suisse and the Economic Intelligence Unit. Mr. Morgan started his business career as a Corporate Economist & Strategist at Ford of Europe and Esso Petroleum.



         Paul A. Matlack has primary responsibility for allocating Strategic Income Series' assets among the fixed-income and equity sectors and for making day-to-day investment decisions for the Series regarding its investments in the high-yield sector. Mr. Matlack has been a member of the Series' management team since its inception. Paul Grillo has primary responsibility for making day-to-day investment decisions for this Series regarding its investments in investment grade securities. Mr. Grillo has been a member of the Fund's management team since its inception. Mr. Grillo, an Assistant Vice President and Portfolio Manager of Income Funds, Inc., holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining the Manager in 1993, he served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at the Chemical Bank. Mr. Grillo is a CFA charterholder. Ian G. Sims has primary responsibility for making day-to-day investment decisions for Strategic Income Series regarding its investments in foreign securities. Mr. Sims has been a member of the Fund's management team since its inception. Babak Zenouzi has primary responsibility for making day-to-day investment decisions for this Series regarding its investments in U.S. equity securities. Mr. Zenouzi, a Vice President/Portfolio Manager of the Fund, has been a member of the Series' management team since its inception. Mr. Zenouzi holds a BS in Finance and Economics from Babson College in Wellesley, Massachusetts, and an MS in Finance from

Boston College. Prior to joining the Manager in 1992, he was with The
Boston Company where he held the positions of assistant vice president, senior financial analyst, financial analyst and portfolio accountant.



         Strategic Income Series' portfolio management team will from time to time consult with Paul E. Suckow.



         Vantage, the Sub-Adviser to Quantum Series, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of Delaware Management. Founded in 1979, it provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management, as of February 28, 1997, of approximately $5 billion. T. Scott Wittman, President and Chief Investment Officer of Vantage, has primary responsibility for making day-to-day investment decisions for the Quantum Series. He has had such responsibility for this Series since its inception. His responsibilities include both business administration and equity portfolio management. A CFA charterholder, Mr. Wittman received both graduate and undergraduate degrees in business administration from Indiana University. He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.



         Lynch & Mayer, the Sub-Adviser to Convertible Securities Series, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of Delaware Management. Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has over $6 billion under management. Lynch & Mayer manages both large- and mid-capitalization equity portfolios in addition to convertible portfolios. Robert D. Schwartz, Vice President of Lynch & Mayer, serves as Portfolio Manager for Convertible Securities Series. Before joining Lynch & Mayer in 1993, Mr. Schwartz was Portfolio Manager, Salomon Brothers Asset Management, Inc. (1989-1993); Portfolio Manager, First Boston Asset Management (1988-1989); Senior Equity Research Associate, Morgan Stanley & Co. (1984-1988). He received a BA from the State University of New York at Cortland in 1980, Magna Cum Laude, and an MBA from New York University in 1987. Mr. Schwartz was designated a CFA charterholder in 1991.


PORTFOLIO TRADING PRACTICES


         The Series normally will not invest for short-term trading purposes. However, the Series may sell securities without regard to the length of time they have been held. Given the respective Series' investment objectives, the annual portfolio turnover rates are not expected to exceed 100% for the Decatur Total Return, Delchester, DelCap, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon and Quantum Series, 200% for the Capital Reserves, Delaware and Convertible Securities Series, and may exceed 100% for the Value and Trend Series. A 100% turnover rate would occur if all of the securities in a Series were sold and replaced within one year. The rate of portfolio turnover is not a limiting factor when the investment manager deems it desirable to purchase or sell securities. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs and may affect taxes payable by the Series' shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Series' shares. The degree of portfolio activity may affect brokerage costs of the Series and taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rates for each of the below Series for the past two fiscal years were as follows:



                                              FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                              DECEMBER 31, 1996     DECEMBER 31, 1995
         Decatur Total Return Series                  81%                    85%
         Delchester Series                            93%                    74%
         Capital Reserves Series                     122%                   145%
         Delaware Series                              92%                   106%
         DelCap Series                                85%                    73%
         International Equity Series                   8%                    19%
         Value Series                                 84%                    71%
         Trend Series                                112%                    76%
         Global Bond Series                           56%*                  N/A



*Annualized.  Commenced operations on May 2, 1996.



         Best efforts are used to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the respective investment manager or their respective advisory clients. These services may be used by the respective investment manager in servicing any of their respective accounts. Subject to best price and execution, the respective investment manager may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders, and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.


PERFORMANCE INFORMATION


DECATUR TOTAL RETURN, DELCHESTER, CAPITAL RESERVES, DELCAP, DELAWARE, INTERNATIONAL EQUITY, VALUE, TREND, GLOBAL BOND, STRATEGIC INCOME, DEVON, EMERGING MARKETS, CONVERTIBLE SECURITIES AND QUANTUM SERIES


         From time to time, the Fund may quote the above listed Series' total return performance in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year (or life of Series, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning the Series over additional periods of time.


         From time to time, the Fund may also quote the Delchester, Capital Reserves, Global Bond and Strategic Income Series' yield performance in advertising and other types of literature. The current yield for these Series will be calculated by dividing the annualized net investment income earned by the Series during a recent 30-day period by the maximum offering price per share on the last day of the period. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.


         Because securities' prices fluctuate, investment results of the Series will fluctuate and past performance should not be considered as a representation of future results.

CASH RESERVE SERIES


         From time to time, the Fund may publish the Series' "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Series refers to the income generated by an investment in the Series over a specified seven-day period. This income is then "annualized," which means the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund may also publish aggregate and average annual total return information concerning the Series which will reflect the compounded rate of return of an investment in the Series over a specified period of time and will assume the investment of all distributions at net asset value. Yield fluctuates and is not guaranteed. Past performance is not an indication of future results.

DISTRIBUTION AND SERVICE


         The Distributor, Delaware Distributors, L.P., serves as the Fund's national distributor under Distribution Agreements dated April 3, 1995 for all Series other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series. The Global Bond Series' Distribution Agreement is dated as of May 1, 1996. The Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series' Distribution Agreements are dated as of May 1, 1997. The Distributor bears all of the costs of promotion and distribution.



         Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for all Series, except for Cash Reserve Series, under the Amended and Restated Shareholders Services Agreement dated May 1, 1997, and for Cash Reserve Series under the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to each Series pursuant to the terms of a separate Fund Accounting Agreement. The directors of the Fund annually review service fees paid to the Transfer Agent.


         The Distributor and the Transfer Agent are indirect, wholly owned subsidiaries of DMH.

EXPENSES

         Each Series is responsible for all of its own expenses other than those borne by the respective investment manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements.

         Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997 for the Delchester, Capital Reserves, Cash Reserve, Value, Trend, Strategic Income, Devon, Convertible Securities and Quantum Series. For the fiscal year ended December 31, 1996, the Delchester, Capital Reserves, Cash Reserve, Value and Trend Series' ratio of expenses to average daily net assets was as follows:



                   Delchester Series                0.70%
                   Capital Reserves Series          0.72%
                   Cash Reserve Series              0.61%
                   Value Series                     0.80%*
                   Trend Series                     0.80%*



*Reflects the waiver and payment noted above.



         Delaware Management elected voluntarily to waive its fee and pay the expenses of Decatur Total Return, Delaware and DelCap Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for the period July 1, 1992 through June 30, 1997. For the fiscal year ended December 31, 1996, the Decatur Total Return, Delaware and DelCap Series' ratio of expenses to average daily net assets was as follows:



                   Decatur Total Return Series      0.67%
                   Delaware Series                  0.68%
                   DelCap Series                    0.80%*



*Reflects the waiver and payment noted above.



         Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. For the fiscal year ended December 31, 1996, the International Equity Series' ratio of expenses to average daily net assets was 0.80%, reflecting the waiver and payment described in this paragraph. Global Bond Series' ratio of expenses to average daily net assets is expected to equal 0.80%, reflecting the waiver and payment described in this paragraph.



         Delaware International elected voluntarily to waive its fee and pay the expenses of Emerging Markets Series to the extent that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.50% of average daily net assets from the commencement of operations through June 30, 1997.


DESCRIPTION OF FUND SHARES

         Shares of the Fund are sold only to separate accounts of life companies. Currently, the shares of the Fund are sold only to Variable Annuity Account C and Flexible Premium Variable Life Account K of Lincoln National Life Insurance Company, Variable Accounts A and B of American International Life Assurance

Company of New York, Variable Accounts I and II of AIG Life Insurance Company, Separate Accounts VA-K, VEL II and Inheiritage of First Allmerica Financial Life Insurance Company and Separate Accounts VA-K, VEL, VEL II and Inheiritage of Allmerica Financial Life Insurance and Annuity Company. In the future, shares of the Fund may be sold to separate accounts of other affiliated or unaffiliated life companies to fund variable contracts. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.


         As a "series" type of mutual fund, the Fund issues separate classes or series of stock, currently the 15 Series described in this Prospectus. Additional series may be established in the future. An interest in the Fund is limited to the assets of the particular Series in which shares are held, and shareholders of each Series are entitled to a pro-rata share of all dividends and distributions arising from an investment in such Series.



         The Fund was organized as a Maryland corporation on February 19, 1987. The authorized capital stock of the Fund consists of one billion shares of common stock, $.01 par value. Each of the 15 Series is currently allocated fifty million shares. The Fund may establish additional series and may allocate its shares either to such new classes or to any of the 15 existing Series.


         Each Series' shares have equal voting rights and are equal in all other respects. Each Series will vote separately on any matter which affects only that Series. Shareholders get one vote for each share held; fractional shares are voted. The Fund will hold annual meetings as necessary for shareholder matters to be voted under the 1940 Act or otherwise. Shares of each Series will have a priority over shares of any other Series of the Fund in the assets and income of that Series.

         Because of current federal securities law requirements, the Fund expects that its life company shareholders will offer their contract owners the opportunity to instruct them as to how Series shares allocable to their variable contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. An insurance company will vote all Series shares held in a separate account in the same proportion as it receives instructions from contract owners in that separate account. Under certain circumstances, which are described more fully in the accompanying prospectuses for the separate accounts which invest in the Fund, the voting instructions received from contract owners may be disregarded.

OTHER CONSIDERATIONS



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES



         Consistent with their respective objectives, each Series may invest in U.S. government securities and corporate debt obligations on a when-issued or delayed delivery basis. Such transactions involve commitments to buy a new issue with settlement up to 60 days later. The average settlement date for when-issued or delayed delivery securities purchased by the Series is generally between 30 and 45 days. During the time between the commitment and settlement, the Series do not accrue interest, but the market value of the bonds may fluctuate. This can result in a Series' share value increasing or decreasing. The Series will not ordinarily sell when-issued or delayed delivery securities prior to settlement. If a Series invests in securities of this type, it will maintain a segregated account to pay for them and mark the account to market daily.



MORTGAGE-BACKED SECURITIES



         The Capital Reserves, Delaware, Strategic Income and Devon Series may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations or those issued by certain private, non-government corporations, such as financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).



         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).



         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.



         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Such private-backed securities may be 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (so-called "agency mortgage-backed securities") or may not be so collateralized (so-called "non-agency mortgage-backed securities"). The Series may invest in agency and non-agency mortgage-backed securities. Non-agency mortgage-backed securities may comprise up to 20% of the Series' respective assets, but all non-agency mortgage-backed securities must (i) be rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc.("Moody's")) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages or other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than the market for other CMOs and REMICs.



ASSET-BACKED SECURITIES



     The Capital Reserves, Delaware, Cash Reserve, Strategic Income and Devon Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases or other loans or financial receivables currently available or which may be developed in the future. For the Capital Reserves, Delaware, Strategic Income and Devon Series, all such securities must be rated in one of the four highest rating categories by a reputable rating agency (e.g., BBB or better by S&P or Baa or better by Moody's). It is the Cash Reserve Series' current policy to limit asset-backed investments to those rated in the highest rating category by a reputable rating agency (e.g., AAA by S&P or Aaa by Moody's) and represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.



         Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued.



         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. See Mortgage-Backed Securities, above. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.



REITS



         The Delaware, Strategic Income and Devon Series may invest in REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act.



FOREIGN SECURITIES AND FOREIGN CURRENCY TRANSACTIONS



         As noted above, the International Equity and Emerging Markets Series intend to invest their assets primarily in securities of foreign issuers and the Global Bond Series will invest at least 65% of its assets in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Each of the other Series may invest a portion of its assets in securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income outside the United States. In connection with investments in foreign securities, a Series may, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Series will engage in these foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Investing in foreign securities and, in conjunction therewith, engaging in foreign currency transactions present special considerations not presented by investments in securities issued by United States companies. See Foreign Currency Transactions under International Equity Series for a discussion of these considerations.



         The risk involved in investing in foreign securities include the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries, there is less publicly available information about issuers than is available in reports about companies in the United States, and the information that is available is often of lesser quality than information available on U.S. companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, a Series may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Moreover, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.



         Emerging Markets. Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors (such as the Series) are subject to a variety of restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which a Series invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, Delaware International does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which a Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.



         With respect to investment in debt issues of foreign governments, including Brady Bonds, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.



         The issuers of the emerging market country government and government-related high yield securities in which a Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which a Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.



         Foreign Currency Transactions. Series which invest in foreign securities may also purchase options and forward contracts in foreign currency for hedging purposes in connection with such foreign securities transactions. As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.



         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.



         It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency). Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.



         Depositary Receipts. Each Series (other than Cash Reserve Series) may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt.



OPTIONS



         To achieve the Series' objectives, the Series, except for the Cash Reserve Series, intend to use certain hedging techniques which might not be conveniently available to individuals.



         These techniques will be used at the respective investment manager's discretion to protect a Series' principal value.



         The Series may purchase put options, write covered call options and enter into closing transactions in connection therewith in respect of securities in which they may invest. The International Equity, Global Bond, Emerging Markets and Convertible Securities Series may also purchase call options and enter into related closing transactions. In addition, the Convertible Securities Series may write covered put options. In purchasing put and call options, the premium paid by the Series, plus any transaction costs, will reduce any benefit realized by the Series upon exercise of the option.

         Purchasing a put option gives a Series the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right, whether it exercises it or not.



         Writing a covered call option obligates a Series to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series receives premium income, which may offset the cost of purchasing put options. However, the Series may lose the potential market appreciation of the security if the respective investment manager's judgment is wrong and interest rates fall or stock prices rise.



         A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed upon date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy.



         Closing transactions essentially let a Series offset a put option or call option prior to its exercise or expiration. If it cannot effect a closing transaction, it may have to hold a security it would otherwise sell with a potential decline in net asset value, or deliver a security it might want to hold.



         Each Series, other than the International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities and Quantum Series, will use Exchange-traded options, but reserve the right to use over-the-counter options upon written notice to shareholders. The International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities and Quantum Series may use both Exchange-traded and over-the-counter options. Certain over-the-counter options may be illiquid. The International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities and Quantum Series will only invest in such options to the extent consistent with its 10% limit on investments in illiquid securities (15% in the case of Convertible Securities Series).



         The DelCap, International Equity, Value, Trend, Global Bond, Devon, Emerging Markets, Convertible Securities and Quantum Series also may write call options and purchase put options on stock indices and enter into closing transactions in connection therewith. The International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities and Quantum Series also may purchase call options on stock indices and enter into closing transactions in connection therewith. No Series will engage in transactions on stock indices for speculative purposes. Writing or purchasing a call option on stock indices is similar to the writing or purchasing of a call option on an individual stock. Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Stock indices used will include, but will not be limited to, the S&P 100 and the S&P Over-the-Counter 250. The ability to hedge effectively using options on stock indices will depend on the degree to which price movements in the underlying index correlate with price movements in the portfolio securities of, as the case may be, the applicable Series.



FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



         For hedging purposes, each of the International Equity, Value, Trend, Global Bond, Devon, Emerging Markets, Convertible Securities and Quantum Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, the International Equity, Global Bond, Devon, Emerging Markets, Convertible Securities and Quantum Series may enter into futures transactions relating to foreign currency.

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed-income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of securities index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.



         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with or on behalf of the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."



         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.



         Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.



         A securities index or municipal bond index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a securities index. The types of indexes underlying securities index futures contracts are essentially the same as those underlying securities index options, as described above. The index underlying a municipal bond index futures contract is a broad based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

         Each Series may also purchase and write options on the types of futures contracts that Series could invest in.



         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position in, the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by a Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation market deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.



         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.



         An option, whether based on a futures contract, a securities index, a security or foreign currency, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.



         To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures.



BORROWINGS



         Each Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series will not borrow money in excess of one-third of the value of their net assets. See Part B for additional possible restrictions on borrowing. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Series' net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the U.S. Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Except for the International Equity, Global Bond and Convertible Securities Series, no Series will pledge more than 15% of their net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. The International Equity and Global Bond Series will not pledge more than 10% of their net assets or issue senior securities as defined in the 1940 Act, except for notes to banks. The Convertible Securities Series does not have a limitation on the amount of its securities it may pledge. Investment securities will not be purchased while the Series has an outstanding borrowing.



REPURCHASE AGREEMENTS



         The Series may also use repurchase agreements which are at least 100% collateralized by U.S. government securities except that the International Equity, Global Bond and Emerging Markets Series may accept as collateral any securities in which such Series may invest. Each Series may enter into repurchase agreements with broker/dealers or banks which are deemed creditworthy by the respective investment manager under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a security and the seller agrees to repurchase the security at a future time and set price, thereby determining the yield during the purchaser's holding period. The value of the securities subject to the repurchase agreement is marked to market daily. In the event of a bankruptcy or other default of the seller, the Series could experience delays and expenses in liquidating the underlying securities.



         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. Each Series may invest cash balances in joint repurchase agreements in accordance with the terms of the Order and subject to the conditions described above.



PORTFOLIO LOAN TRANSACTIONS



         Each Series, except for the Cash Reserve Series, may, from time to time, lend securities (but not in excess of 25% of its assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or short-term U.S. government securities. While the loan is outstanding, this collateral will be maintained at all times in an account equal to at least 100% of the current market value of the loaned securities plus accrued interest. Such cash collateral will be invested in short-term securities, the income from which will increase the return of the Series.



         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the respective investment manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Credit worthiness will be monitored on an ongoing basis by the respective investment manager.



LIQUIDITY AND RULE 144A SECURITIES



         In order to assure that each Series has sufficient liquidity, no Series may invest more than 10% of its net assets in illiquid assets (except Convertible Securities Series, which may invest up to 15% of its net assets in illiquid securities). For all Series, other than the International Equity, Value, Trend, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series, this policy shall extend to all restricted securities, including securities eligible for resale without registration pursuant to Rule 144A

("Rule 144A Securities") (described below), and repurchase agreements maturing in more than seven days. With respect to the International Equity, Value, Trend, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series and subject to the following paragraphs, this policy shall not limit the acquisition of securities purchased in reliance upon Rule 144A of the Securities Act of 1933 ("1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Series. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Series to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.



         While maintaining oversight, the Board of Directors has delegated to the respective investment manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the 10% limitation on investments in illiquid assets (15% in the case of Convertible Securities Series). The Board has instructed the managers to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).



         If the respective manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the applicable Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities (15% in the case of Convertible Securities Series), the respective manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.



INVESTMENT COMPANY SECURITIES



         Any investments that the International Equity, Strategic Income and Emerging Markets Series make in either closed-end or open-end (in the case of Emerging Markets Series) investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. The limitations under the 1940 Act also apply to Emerging Markets Series' investments in unregistered investment companies.



CONVERTIBLE, DEBT AND NON-TRADITIONAL EQUITY SECURITIES



         In addition to the Convertible Securities Series, the Delaware, Devon and Quantum Series may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

         These Series may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.



         The Series may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.



ZERO COUPON BONDS AND PAY-IN-KIND BONDS



         The Global Bond, Strategic Income and Convertible Securities Series may invest in zero coupon bonds. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non- zero coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Series have qualified as regulated investment companies under the Code. Accordingly, during periods when the Series receive no interest payments on their zero coupon securities, they will be required, in order to maintain their desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.



         The Strategic Income Series may invest in PIK bonds. PIK bonds pay interest through the issuance to holders of additional securities. PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences similar to zero coupon bonds which could, under certain circumstances, be adverse to the Fund.



SPECIAL RISK CONSIDERATIONS



         Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a Series, nor can there be any assurance that the Series' investment objective will be attained.



         The use of interest rate swaps by the Global Bond Series involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Delaware International is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive.



         While the Global Bond and Emerging Markets Series intend to seek to qualify as "diversified" investment companies under provisions of Subchapter M of the Code, they will not be diversified for purposes of the 1940 Act. Thus, while at least 50% of each Series' total assets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Series' assets. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.



                                  *   *   *



         Each Series' investment objective, the Fund's designation as an open-end investment company, each Series' (other than the Global Bond and Emerging Markets Series) designation as a diversified fund, and certain other policies of the Series may not be changed unless authorized by the vote of a majority of the Series' outstanding voting securities. A "majority vote of the outstanding voting securities" is the vote by the holders of the lesser of (a) 67% or more of a Series' voting securities present in person or represented by proxy if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or b) more than 50% of a Series' outstanding voting securities. Part B lists other more specific investment restrictions of the Series which may not be changed without a majority shareholder vote. A brief discussion of those factors that materially affected the Series' performance during its most recently completed fiscal year appears in the Series' Annual Report. The remaining investment policies are not fundamental and may be changed by the Board of Directors of the Fund without a shareholder vote.



DIVERSIFICATION



         The Fund was established as the underlying investment for variable contracts issued by life companies. Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the variable contract would result in the imposition of federal income tax to the contract owner with respect to earnings allocable to the contract prior to distributions under the contract (e.g., withdrawals). The Code contains a safe harbor provision which provides that variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55 percent of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.



         Treasury Department Regulations (Treas. Reg. Section 1.817-5) provide that a fund will be deemed to be considered adequately diversified if (i) no more than 55 percent of the value of the total assets of the fund is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments.



         The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."



         Each Series of the Fund will be managed in such a manner as to comply with these diversification requirements.



RATINGS



         Appendix A of Part B describes the ratings of S&P, Moody's, Duff and Phelps, Inc. and Fitch, four of the better-known statistical rating organizations. Appendix A to this Prospectus includes additional information concerning the ratings of high-yield, high-risk securities in which the Value, Delchester and Convertible Securities Series may invest.

APPENDIX A--RATINGS



         The Delchester Series' assets are invested primarily in bonds rated BBB or lower by S&P or Baa or lower by Moody's and in unrated corporate bonds. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high-yield securities. The table set forth below shows the percentage of the Series' securities included in each of the specified rating categories and shows the percentage of the Series' assets held in United States government securities. Certain securities may not be rated because the rating agencies were either not asked to provide ratings (e.g., many issuers of privately placed bonds do not seek ratings) or because the rating agencies declined to provide a rating for some reason, such as insufficient data. The table below shows the percentage of the Series' securities which are not rated. The information contained in the table was prepared based on a dollar weighted average of the Series' portfolio composition based on month end data for the Series' year ended December 31, 1996. The paragraphs following the table contain excerpts from Moody's and S&P's ratings descriptions.



                 Rating Moody's                 Average Weighted
                     and/or                       Percentage of
                      S&P                           Portfolio
                 --------------                 ----------------
                 United States
                 Treasury Obligations                 0.59%
                 Aaa/AAA                              2.92%
                 Aa/AA                                0.00%
                 A/A   0.00%
                 Baa/BBB                              0.00%
                 Ba/BB                               17.37%
                 B/B  75.63%
                 Caa/CCC                              0.82%
                 Not Rated                            2.67%



The Series tends to invest primarily in bonds rated Ba or B by Moody's or similarly rated by S&P or another rating agency. During the fiscal year ended December 31, 1996, the Series increased its exposure to bonds rated B from 49.52% to 75.63% and reduced its exposure to bonds rated Ba from 38.05% to 17.37%. The Series tends to emphasize B-rated bonds during periods of economic expansion. During periods of economic slowdown, the Series tends to emphasize bonds rated Ba, which are generally considered to be of higher quality but lower yielding than bonds rated B. In response to signs of economic growth in the spring of 1996, the Series' managers increased the Series' holdings of B-rated bonds in an effort to increase investment income while maintaining a prudent risk profile, consistent with their view of economic and market conditions at that time.


General Rating Information

BONDS

         Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D- -in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                                             ONE COMMERCE SQUARE
                                                          PHILADELPHIA, PA 19103


DELAWARE GROUP OF FUNDS
-----------------------                                                DELAWARE
                                                                       GROUP
                                                                       --------

                                                            1933 Act Rule 485(b)
                                                      1933 Act File No. 33-14363
                                                      1940 Act File No. 811-5162


April 29, 1997

Filed via EDGAR (CIK #0000814230)
---------------------------------


Securities and Exchange Commission
Document Control
450 Fifth Street, N.W.
Washington, D.C.  20549


Re:     File No. 33-14363
        DELAWARE GROUP PREMIUM FUND, INC. - FORM N-1A
        ---------------------------------------------

Ladies and Gentlemen:

Pursuant to Rule 485(b) of the Securities Act of 1933, submitted electronically via the EDGAR system, please find Post-Effective Amendment No. 20 (the "Amendment") on behalf of Delaware Group Premium Fund, Inc. (the "Registrant"). The Amendment is marked to show changes from Registrant's most recent filing of its Prospectus and Statement of Additional Information filed with the Commission on February 13, 1997 under Rule 485(a).

The Amendment responds to certain comments given by Mr. Peter V. Bonanno. The Amendment also brings up to date the Registrant's financial statements and adds certain non-material disclosure of a general updating nature.

The financial statements incorporated into Registrant's Statement of Additional Information appear in Registrant's Annual Report, which has previously been distributed to shareholders and will accompany any response to requests for Registrant's Statement of Additional Information. The Registrant's Statement of Additional Information and Annual Report will be furnished to shareholders upon request and without charge.

Securities and Exchange Commission
April 29, 1997
Page 2


The undersigned counsel has reviewed the enclosed Amendment and represents that it does not contain any disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

If there are any questions or comments about the enclosed filing, please call the undersigned at (215) 255-2905 or George M. Chamberlain, Jr., Esquire at (215) 255-2923.


Very truly yours,

/s/ Michael D. Mabry

Michael D. Mabry
Assistant Vice President/
Assistant Secretary

Enclosure

cc:     Mr. Peter V. Bonanno

--------------------------------------------------------------------------------

                                     PART B--STATEMENT OF ADDITIONAL INFORMATION

                                                                     MAY 1, 1997

--------------------------------------------------------------------------------


DELAWARE GROUP

--------------------------------------------------------------------------------


PREMIUM FUND, INC.

--------------------------------------------------------------------------------


1818 MARKET STREET
PHILADELPHIA, PA 19103

--------------------------------------------------------------------------------












--------------------------------------------------------------------------------


TABLE OF CONTENTS

--------------------------------------------------------------------------------

COVER PAGE
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

ACCOUNTING AND TAX ISSUES
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

TRADING PRACTICES AND BROKERAGE
--------------------------------------------------------------------------------

OFFERING PRICE
--------------------------------------------------------------------------------

DIVIDENDS AND REALIZED SECURITIES
         PROFITS DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------


INVESTMENT MANAGEMENT AGREEMENTS
AND SUB-ADVISORY AGREEMENTS

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

APPENDIX A--DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

APPENDIX B
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Delaware Group Premium Fund, Inc. ("Premium Fund" or the "Fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its 15 separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.

         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.


         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1997, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.


                  Decatur Total Return Series (formerly known as Equity/Income Series) seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate Delaware Group fund, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.



                  Delchester Series (formerly known as High Yield Series) seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate Delaware Group fund. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.



                  Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.



                  Cash Reserve Series (formerly known as Money Market Series) seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate Delaware Group fund.



                  DelCap Series (formerly known as Growth Series) seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate Delaware Group fund, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.



                  Delaware Series (formerly known as Multiple Strategy Series) seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate Delaware Group fund, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

                  International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.


                  Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Value Fund of Delaware Group Equity Funds V, Inc., a separate Delaware Group fund.



                  Trend Series (formerly known as Emerging Growth Series) seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Delaware Group Trend Fund, Inc., a separate Delaware Group fund.


                  Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.


                  Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate Delaware Group fund.



                  Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate Delaware Group fund.

                  Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Fund of Delaware Group Global & International Funds, Inc., a separate Delaware Group fund.



                  Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. Government securities, non-convertible fixed income securities and money market securities.



                  Quantum Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Quantum Fund of Delaware Group Equity Funds II, Inc., a separate Delaware Group fund.


INVESTMENT RESTRICTIONS


         The Fund has the following restrictions for each Series (other than Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series) which may not be amended without approval of a majority of the outstanding voting securities of the affected Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the affected Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. Each such Series will not:



         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Value and Trend Series and to only 50% of the assets of Global Bond Series.


         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.


         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.


         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

       9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

      11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

      12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

         Investment restrictions 2, 3, 7 and 10 above are nonfundamental policies of Global Bond Series. In addition, although not considered a fundamental policy, Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.


         In addition, the following investment restrictions of such Series may be changed by the Board of Directors:


         (a) Each Series will not invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

         (b) The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.


         The following restrictions are fundamental policies of Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series, which may not be changed without the approval of the holders of a majority of the affected Series' outstanding voting securities:



         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Series would (a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.



         2. Each such Series will not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.



         3. Each such Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.



         4. Each such Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Each such Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.



         6. Each such Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.



         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.



ADDITIONAL INFORMATION ON THE CASH RESERVE AND CAPITAL RESERVES SERIES


MONEY MARKET INSTRUMENTS


         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:


         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Directors without shareholder approval.


         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.


         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.



         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.


         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES, CASH RESERVE, DELAWARE AND DEVON SERIES


ASSET-BACKED SECURITIES


         The Capital Reserves, Cash Reserve, Delaware and Devon Series may invest a portion of their assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.


         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES SERIES

AVERAGE WEIGHTED MATURITY

         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.


ADDITIONAL INFORMATION ON THE CASH RESERVE SERIES


         The Series intends to achieve its objective by investing at least 80% of its assets in a diversified portfolio of money market instruments. See Money Market Instruments below and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Directors determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

ADDITIONAL INFORMATION ON THE INTERNATIONAL EQUITY, VALUE, TREND, GLOBAL BOND, STRATEGIC INCOME, DEVON, EMERGING MARKETS, CONVERTIBLE SECURITIES AND QUANTUM SERIES


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


FUTURES CONTRACTS--As noted in the Prospectus, each of International Equity, Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.


         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         As noted in the Prospectus, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.



         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.



         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company, Inc. ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.



OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectus, each of International Equity, Value, Trend, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may purchase and write options on the types of futures contracts that Series could invest in.


         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

OPTIONS ON FOREIGN CURRENCIES


         International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.


ADDITIONAL INFORMATION ON THE DEVON SERIES



         MORTGAGE-BACKED SECURITIES--In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, Devon Series may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).



         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).



         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.



         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Devon Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Series currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

         CONVERTIBLE SECURITIES--The Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Series may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Series upon conversion of a convertible security will generally be held for so long as Delaware Management anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.



         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.



         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.



         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

ADDITIONAL INFORMATION ON THE STRATEGIC INCOME, EMERGING MARKETS AND CONVERTIBLE SECURITIES SERIES



         WHEN-ISSUED, "WHEN, AS AND IF ISSUED" AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS -- The Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.



         While Strategic Income, Emerging Markets and Convertible Bond Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.



         ENHANCED CONVERTIBLE SECURITIES -- Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, the PERCS would convert into one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and thus do not provide call protection. However, if called early, the issuer must pay a premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.



         Strategic Income and Emerging Markets Series may also invest in other enhanced convertible securities. See Enhanced Convertible Securities under Convertible Securities Series in the Prospectus.



RESTRICTED SECURITIES



         The Series may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Series obtaining a less favorable price on a resale. Strategic Income and Convertible Securities Series will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

ADDITIONAL INFORMATION ON THE QUANTUM SERIES



         INVESTMENT COMPANY SECURITIES--Any investments that Quantum Series makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor (3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Series' investments in unregistered investment companies.



         UNSEASONED COMPANIES--Quantum Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.



         In addition, as a matter of non-fundamental policy, Quantum Series will adhere to a Social Criteria strategy:



         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.



         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:



         1. Activities which result or are likely to result in damage to the natural environment;



         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;



         3.       The manufacture of, or contracting for, military weapons; or



         4.       The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.



         The Series will commence the orderly sale of securities of a company when it is determined by Vantage that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.


REPURCHASE AGREEMENTS


         Each of the Fund's 15 Series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.


         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the Delaware Group funds jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS


         Each of the Fund's 15 Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


         It is the understanding of the Series' respective investment manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Series' respective investment manager.

FOREIGN SECURITIES


         To the extent the Fund's 15 Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS

         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS


         Each of the Fund's 15 Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets and Convertible Securities Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.



         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and International Equity, Global Bond, Emerging Markets and Convertible Securities Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.


         A. COVERED CALL WRITING--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING PUT OPTIONS--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. PURCHASING CALL OPTIONS--International Equity, Global Bond, Emerging Markets and Convertible Securities Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.


         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.


         D. OPTIONS ON STOCK INDICES--The DelCap, International Equity, Value, Trend, Global Bond, Emerging Markets and Convertible Securities Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.


         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, DelCap, International Equity, Value, Trend, Global Bond, Emerging Markets and Convertible Securities Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.


         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.


         DelCap, International Equity, Value, Trend, Global Bond, Emerging Markets and Convertible Securities Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.



         E. WRITING COVERED PUTS--Convertible Securities Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.



         F. CLOSING TRANSACTIONS-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.


         OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the DelCap, International Equity, Value, Trend, Global Bond, Emerging Markets and Convertible Securities Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.



         OTHER TAX REQUIREMENTS--Each Series has qualified (or intends to qualify), and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A Series must meet several requirements to achieve or maintain its status as a regulated investment company. Among these requirements are that at least 90% of each Series' investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of each Series' assets consist of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of each Series' gross income be derived from sales of securities held for less than three months.

         The requirement that not more than 30% of each Series' gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict a Series in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, a Series may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so. A Series may also be restricted in the sale of purchased put options and the purchase of put options for the purpose of hedging underlying securities because of the application of the short sale holding period rules with respect to such underlying securities.

         The straddle rules of Section 1092 may apply. Generally, the straddle rules provide that a loss on a position of a straddle may be recognized only to the extent it exceeds the unrecognized gain at year-end in other positions of the straddle. Losses which are deferred to the extent of unrecognized gains will be carried over to the succeeding taxable year subject to the same general limitations.

PERFORMANCE INFORMATION


         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delchester, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delchester, Capital Reserves, Strategic Income and Cash Reserve Series are declared daily from net investment income and dividends for Global Bond Series are declared monthly. Yield will fluctuate as income earned fluctuates.


         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-, five- and ten-year periods. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                         n
                                   P(1+T) = ERV

         Where:       P    =   a hypothetical initial purchase order of $1,000;

                      T    =   average annual total return;

                      n    =   number of years;

                    ERV    =   redeemable value of the
                               hypothetical $1,000 purchase at
                               the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.


         The performance of each Series, other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series, as shown below, is the average annual total return quotations through December 31, 1996. As of the date of this Part B, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series had not yet begun investment operations. Global Bond Series commenced operations on May 2, 1996. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                          AVERAGE ANNUAL TOTAL RETURN*


                        DECATUR
                         TOTAL                      CAPITAL       CASH
                        RETURN     DELCHESTER       RESERVES      RESERVE         DELAWARE                             DELCAP

1 year ended                                                                                     1 year ended
12/31/96               20.72%         12.79%          4.05%        4.93%           15.91%        12/31/96              14.46%

3 years  ended                                                                                   3 years ended
12/31/96               17.93%          8.16%          4.92%        4.69%           13.58%        12/31/96              12.67%

5 years  ended                                                                                   5 years  ended
12/31/96               15.55%         10.80%          5.96%        3.96%           12.53%        12/31/96              10.23%

Period 7/28/88**                                                                                 Period 7/12/91**
through 12/31/96       11.53%         10.43%          6.97%        5.30%           12.51%        through 12/31/96      11.28%

                     INTERNATIONAL
                        EQUITY                                           VALUE          TREND
1 year ended                                 1 year ended
12/31/96               20.03%                12/31/96                   22.55%         11.00%

3 years ended                                3 years ended
12/31/96               11.96%                12/31/96                   15.22%         15.46%

Period 10/29/92**                            Period 12/27/93**
through 12/31/96       12.45%                through 12/31/96           15.94%         16.14%




* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to 0.80%. In the absence of such voluntary waiver, performance would have been affected negatively.


**     Date of initial public offering.

       Delchester, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.



       The yield computation for Delchester, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:


                             a--b         6
                  YIELD = 2[(-------- + 1) -- 1]
                                cd

  Where: a  =  dividends and interest earned during the period;

         b  =  expenses accrued for the period (net of reimbursements);

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

         d = the maximum offering price per share on the last day of the period.


       The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Delchester and Capital Reserves Series as of December 31, 1996 using this formula were 9.36% and 6.23%, respectively.


       Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.


       Cash Reserve Series may also quote its current yield in advertisements and investor communications.



       Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.



       The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

       The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 1996.



Value of a hypothetical account with one
         share at the beginning of the period..................................................     $10.00000000

Value of the same account at the
         end of the period.....................................................................      10.00927468
                                                                                                     ===========

Net change in account value....................................................................        .00927468*

Base period return = net change in account
         value / beginning account value.......................................................       .000927468

Current yield [base period return x (365 / 7)].................................................             4.84%**
                                                                                                            =====

Effective yield (1 + base period) (365/7) - 1..................................................             4.95%***
                                                                                                           =====



Weighted average life to maturity of the portfolio on December 31, 1996 was 45 days.


 * This represents the net income per share for the seven calendar days ended December 31, 1996.


 ** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1996.


 *** This represents the current yield for the seven calendar days ended December 31, 1996 compounded daily.



       The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.



       The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.


       Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

     Investors should note that income earned and dividends paid by Delchester, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Delchester, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.


COMPARATIVE INFORMATION

     From time to time, performance of each Series in the Fund may be compared to various industry indices.

     The Fund may quote actual total return performance, dividend results and other performance information in advertising and other types of literature of those Series that invest primarily in equity securities and may compare that information to, or may separately illustrate similar information reported by the Standard and Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices. The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, a Series' portfolio may include common stocks considered by the respective investment manager to be more aggressive than those tracked by these indices.

     Each Series' total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect the maximum sales charge paid, if any, for the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Series in the future.

     Each Series may also state total return performance in the form of an average annual return. The average annual return figure will be computed by taking the sum of the particular Series' annual return, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum sales charge paid, if any, on the illustrated investment amount against the first year's return.

     From time to time, the Fund may quote actual total return and/or yield performance for the Series in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

     Comparative information on the Consumer Price Index and representative mutual fund indices maintained by CDA Technologies, Inc. may also be used. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment. CDA Technologies, Inc. is a performance evaluation service that maintains a statistical database of performance, as reported by a diverse universe of independently-managed mutual funds.

     Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Series activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales in the Fund. Any indices used are not managed for any investment goal.

     CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

     Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

     Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

     Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

     Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.


     Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.


     Morgan Stanley Capital International is a statistical and research firm that maintains a statistical database of international securities. This firm also compiles and maintains a number of unmanaged indices of international securities. These indices are designed to measure the performance of the stock markets of the USA, Europe, Canada, Mexico, Australia and the Far East, and that of international industry groups.

     FT-Actuaries World Indices are jointly compiled by The Financial Times, Ltd.; Goldman, Sachs & Co.; and Wood Mackenzie & Co., Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries. Indices maintained by this group primarily focus on compiling statistical information on international financial markets and industry sectors, stock and bond issues and certain fundamental information about the companies issuing the securities. Statistical information on international currencies is also maintained.

     Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may be used in preparing comparative illustrations.

     The following table is an example, for purposes of illustration only, of cumulative total return performance for the each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series, through December 31, 1996. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.


                            CUMULATIVE TOTAL RETURN*

                    DECATUR
                     TOTAL               CAPITAL    CASH
                    RETURN   DELCHESTER  RESERVES   RESERVE   DELAWARE                            DELCAP
                    ------   ----------  --------   -------   --------                            ------
3 months ended                                                           3 months ended
12/31/96             7.81%     4.00%       2.38%     1.21%      6.87%    12/31/96                 (3.76%)

6 months ended                                                           6 months ended
12/31/96            12.67%     9.06%       4.26%     2.46%      9.54%    12/31/96                 (0.31%)

9 months ended                                                           9 months ended
12/31/96            14.90%    10.72%       4.64%     3.68%     14.42%    12/31/96                  6.57%

1 year ended                                                             1 year ended
12/31/96            20.72%    12.79%       4.05%     4.93%     15.91%    12/31/96                 14.46%

3 years ended                                                            3 years ended
12/31/96            63.99%    26.53%      15.51%    14.75%     46.50%    12/31/96                 43.01%

5 years ended                                                            5 years ended
12/31/96           106.04%    67.02%      33.54%    21.42%     80.43%    12/31/96                 62.72%

Period 7/28/88**                                                         Period 7/12/91**
through 12/31/96   150.90%   130.81%      76.44%    54.59%    170.07%    through 12/31/96         79.48%


* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to 0.80%. In the absence of such voluntary waiver, performance would have been affected negatively.

**   Date of initial public offering.

                            CUMULATIVE TOTAL RETURN*

                 INTERNATIONAL                                                                  GLOBAL
                    EQUITY                           VALUE     TREND                             BOND
                 -------------                       -----     -----                            ------
3 months ended                   3 months ended                         3 months ended
12/31/96             6.94%       12/31/96           11.45%    (2.09%)   12/31/96                 4.75%

6 months ended                   6 months ended                         6 months ended
12/31/96             9.81%       12/31/96           12.67%    (3.96%)   12/31/96                 9.92%

9 months ended                   9 months ended                         Period 5/2/96***
12/31/96            13.87%       12/31/96           17.50%     8.34%    through 12/31/96        11.79%

1 year ended                     1 year ended
12/31/96            20.03%       12/31/96           22.55%    11.00%

3 years ended                    3 years ended
12/31/96            40.32%       12/31/96           52.96%    53.91%

Period 10/29/92**                Period 12/27/93**
through 12/31/96    63.22%       through 12/31/96   56.17%    56.99%


* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to 0.80%. In the absence of such voluntary waiver, performance would have been affected negatively.


**   Date of initial public offering.


*** Date of initial public offering; total return for this short of a time period may not be representative of longer term results.


     Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects the Series', and other Delaware Group funds', investment disciplines employed in meeting their objectives.

DOLLAR-COST AVERAGING

     For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

     Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

     Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

     The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                               NUMBER
                   INVESTMENT     PRICE PER   OF SHARES
                     AMOUNT         SHARE     PURCHASED

                  Month 1  $100   $10.00         10
                  Month 2  $100   $12.50          8
                  Month 3  $100    $5.00         20
                  Month 4  $100   $10.00         10
                  ---------------------------------
                           $400   $37.50         48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

     This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING

     As part of your VARIABLE ANNUITY contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding and the following charts illustrate just how powerful that can be.

COMPOUNDED RETURNS
     Results of various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                       6%          8%          10%          12%
                       Rate of     Rate of     Rate of      Rate of
                       Return      Return      Return       Return
                       ------      ------      ------       ------

           1 Year      $10,617     $10,830     $11,047     $11,268
          2 Years      $11,272     $11,729     $12,204     $12,697
          3 Years      $11,967     $12,702     $13,482     $14,308
          4 Years      $12,705     $13,757     $14,894     $16,122
          5 Years      $13,488     $14,898     $16,453     $18,167
          6 Years      $14,320     $16,135     $18,176     $20,471
          7 Years      $15,203     $17,474     $20,079     $23,067
          8 Years      $16,141     $18,924     $22,182     $25,993
          9 Years      $17,137     $20,495     $24,504     $29,290
         10 Years      $18,194     $22,196     $27,070     $33,004

     Results of various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

                       6%          8%          10%          12%
                       Rate of     Rate of     Rate of      Rate of
                       Return      Return      Return       Return
                       ------      ------      ------       ------

           1 Year      $10,614     $10,824     $11,038     $11,255
          2 Years      $11,265     $11,717     $12,184     $12,668
          3 Years      $11,956     $12,682     $13,449     $14,258
          4 Years      $12,690     $13,728     $14,845     $16,047
          5 Years      $13,468     $14,859     $16,386     $18,061
          6 Years      $14,295     $16,084     $18,087     $20,328
          7 Years      $15,172     $17,410     $19,965     $22,879
          8 Years      $16,103     $18,845     $22,038     $25,751
          9 Years      $17,091     $20,399     $24,326     $28,983
         10 Years      $18,140     $22,080     $26,851     $32,620

     These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Series.

TRADING PRACTICES AND BROKERAGE


     The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.


     During the fiscal years ended December 31, 1994, 1995 and 1996, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:



                               1994             1995            1996
                               ----             ----            ----

Decatur Total Return Series  $217,957        $255,600        $302,434
Delaware Series               $81,947         $85,124         $83,262
DelCap Series                 $34,086         $53,072        $101,211
International Equity Series  $167,836         $86,131        $110,181
Value Series                   $3,179         $25,600         $53,113
Trend Series                   $4,127         $18,776         $80,172


     The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

     During the fiscal year ended December 31, 1996, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:


                                                  PORTFOLIO          BROKERAGE
                                                 TRANSACTIONS       COMMISSIONS
                                                    AMOUNTS           AMOUNTS
                                                 ------------       -----------
                 Decatur Total Return Series      $58,489,274         $76,723
                 Delaware Series                  $36,236,535         $51,466
                 DelCap Series                    $30,514,148         $68,319
                 International Equity Series      $ 5,670,720         $16,327
                 Value Series                     $ 6,874,210         $19,416
                 Trend Series                     $ 8,190,096         $23,697


     As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Group of funds, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.


PORTFOLIO TURNOVER


     The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual rates of portfolio turnover will not generally exceed 100% for Decatur Total Return, Delchester, DelCap, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon and Quantum Series, 200% for Capital Reserves, Delaware and Convertible Securities Series and may exceed 100% for Value and Trend Series. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


     The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.


     The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:



                                                 YEAR ENDED              YEAR ENDED
                    SERIES                   DECEMBER 31, 1995       DECEMBER 31, 1996
                    ------                   -----------------       -----------------

            Decatur Total Return Series               85%                      81%
            Delchester Series                         74%                      93%
            Capital Reserves Series                   145%                    122%
            Delaware Series                           106%                     92%
            DelCap Series                             73%                      85%
            International Equity Series               19%                       8%
            Value Series                              71%                      84%
            Trend Series                              76%                     112%
            Global Bond Series                        N/A                      56%*



*Annualized.  Date of initial public offering was May 2, 1996.

OFFERING PRICE

      The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day. There is no sales charge.

      The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

      An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

      The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. The Prospectus describes how securities are valued.

      In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

MONEY MARKET SERIES


      The Board of Directors has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS


      Dividends for Delchester, Capital Reserves and Strategic Income Series are declared daily and paid monthly on the last business day of every month. Dividends for Global Bond Series are declared and paid monthly on the last business day of every month. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.



      For the Decatur Total Return, Delaware, Devon, Convertible Securities and Quantum Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.



      For the DelCap, International Equity, Value and Emerging Markets Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.



      For Trend Series, the Fund will make payments from the Series' net investment income and net realized securities profits, if any, twice a year.



      All dividends and distributions are automatically reinvested in additional Series shares.



CASH RESERVE SERIES



      The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly on the first business day following the end of the month. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.


      To the extent necessary to maintain a $10 per share net asset value, the Board of Directors will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

TAXES

      Each Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax to the extent its earnings are distributed.

      Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each Series are calculated separately. It is each Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

      Each Series has no fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, each Series intends to offset realized securities profits to the extent of the capital losses carried forward.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS



      Delaware Management Company, Inc. ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, Value, Trend, Strategic Income, Devon, Convertible Securities and Quantum Series. Delaware International Advisers Ltd. ("Delaware International"), located at Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors. Delaware International is affiliated with Delaware Management.



      Delaware Management and its predecessors have been managing the funds in the Delaware Group since 1938. On December 31, 1996, Delaware Management and its affiliates within the Delaware Group, including Delaware International, were managing in the aggregate more than $31 billion in assets in the various institutional or separately managed (approximately $20,047,798,000) and investment company (approximately $11,881,459,000) accounts.



      The Investment Management Agreements for Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, International Equity, Value and Trend Series are dated April 3, 1995 and were approved by shareholders on March 29, 1995. The Investment Management Agreement for Global Bond Series is dated May 1, 1996 and was approved by the initial shareholder on May 1, 1996 and will remain in effect for an initial period of two years. The Investment Management Agreements for Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series are dated May 1, 1997 and were approved by the initial shareholder May 1, 1997 and will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.



      Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series noted below, less, in the case of Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap and Delaware Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:



                        Decatur Total Return Series      0.60%
                        Delchester Series                0.60%
                        Capital Reserves Series          0.60%
                        Cash Reserve Series              0.50%
                        DelCap Series                    0.75%
                        Delaware Series                  0.60%
                        Value Series                     0.75%
                        Trend Series                     0.75%
                        Strategic Income Series          0.65%
                        Devon Series                     0.60%
                        Convertible Securities Series    0.75%

      Delaware International is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:



                        International Equity Series   0.75%
                        Global Bond Series            0.75%
                        Emerging Markets Series       1.25%



      The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the Fund.



      Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one-third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.



      Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Lynch & Mayer, Inc. ("Lynch & Mayer") and Vantage Global Advisors, Inc. ("Vantage") participate in the management of, respectively, Convertible Securities Series' and Quantum Series' assets. Each Sub-Adviser is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreements and supervises the Sub-Advisers' performance of such services For the services provided to Delaware Management, Delaware Management pays Lynch & Mayer a portion of the fee paid to Delaware Management under the terms of Convertible Securities Series' Investment Management Agreement. For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.20% of the fee paid to Delaware Management under Quantum Series' Investment Management Agreement for the period May 1, 1997 though May 1, 1998; (ii) 0.25% of the fee paid to Delaware Management under Quantum Series' Investment Agreement for the period May 2, 1988 through May 2, 1999; and (iii) 0.40% of the fee paid to the Manager under Quantum Series' Investment Management Agreement thereafter. Lynch & Mayer's address is 520 Madison Avenue, New York, New York 10022. Vantage's address is 630 Fifth Avenue, New York, NY 10111.



      On December 31, 1996, the total net assets of the Fund were $664,864,772, broken down as follows:



                        Decatur Total Return Series         $166,646,577
                        Delchester Series                   $ 67,664,677
                        Capital Reserves Series             $ 27,767,613
                        Cash Reserve Series                 $ 26,478,554
                        DelCap Series                       $ 79,900,476
                        Delaware Series                     $ 75,402,107
                        International Equity Series         $131,427,717
                        Value Series                        $ 23,682,740

                        Trend Series                        $56,423,493
                        Global Bond Series                  $ 9,470,818



      Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series did not publicly offer shares prior to May 1, 1997.



      Investment management fees were incurred with respect to the Series noted below for the last three fiscal years.



SERIES                       DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994
------                       -----------------   -----------------   -----------------

Decatur Total Return Series   $765,301 paid       $528,481 paid        $422,361 paid

Delchester Series             $348,693 paid       $311,242 paid        $241,993 paid

Capital Reserves Series       $164,296 paid       $157,204 paid        $150,708 paid

Cash Reserve Series           $110,155 paid       $ 93,257 paid        $ 81,666 paid

DelCap Series                 $505,739 earned     $357,930 earned      $274,800 earned
                              $491,404 paid       $336,345 paid        $244,127 paid
                              $ 14,335 waived     $ 21,585 waived      $ 30,673 waived

Delaware Series               $402,509 paid       $329,278 paid        $262,703 paid

International Equity Series   $768,150 earned     $525,376 earned      $294,997 earned
                              $650,392 paid       $457,751 paid        $209,618 paid
                              $117,758 waived     $ 67,625 waived      $ 85,379 waived

Value Series                  $117,000 earned     $ 65,528 earned      $ 25,775 earned
                              $ 87,687 paid       $ 51,016 paid        $  4,738 paid
                              $ 29,313 waived     $ 14,512 waived      $ 21,037 waived

Trend Series                  $247,520 earned     $ 92,985 earned      $ 25,229 earned
                              $205,501 paid       $ 72,359 paid        $  2,545 paid
                              $ 42,019 waived     $ 20,626 waived      $ 22,684 waived

Global Bond Series*           $ 26,503 earned     N/A                  N/A
                              $ 12,597 paid
                              $ 13,906 waived



*Commenced operations on May 2, 1996.




      Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. For the year ended December 31, 1996, the ratios of expenses to average daily net assets for the Series noted below were as follows:



                        Decatur Total Return Series         0.67%
                        Delchester Series                   0.70%
                        Capital Reserves Series             0.72%
                        Cash Reserve Series                 0.61%
                        DelCap Series                       0.80%
                        Delaware Series                     0.68%
                        International Equity Series         0.80%
                        Value Series                        0.80%
                        Trend Series                        0.80%



      The ratio of expenses to average daily net assets for Global Bond Series is expected to be 0.80%, reflecting the waiver of fees described below.



      The expense ratio of DelCap, International Equity, Value and Trend Series reflect the waiver of fees described below.



      With respect to Delchester, Capital Reserves and Cash Reserve Series, Delaware Management elected voluntarily to waive its fee and pay the expenses those Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for six months following their initial public offering. This waiver has been extended through June 30, 1997.



      With respect to the Decatur Total Return, Delaware and DelCap Series, Delaware Management elected voluntarily to waive its fee and pay the expenses of those Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for the period July 1, 1992 through June 30, 1993. This waiver has been extended through June 30, 1997.



      In connection with Value and Trend Series, Delaware Management elected voluntarily to waive its fee and pay the expenses of the Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for the period from commencement of the public offering for the Series through June 30, 1994. This waiver has been extended through June 30, 1997.



      With respect to Strategic Income, Devon, Convertible Securities and Quantum Series, Delaware Management elected voluntarily to waive its fee and pay the expenses of those Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for the period from commencement of the public offering through June 30, 1997.



      With respect to International Equity and Global Bond Series, Delaware International elected voluntarily to waive its fee and pay the expenses of the Series to the extent that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.80% of average daily net assets for the period from commencement of the public offering through June 30, 1993 for International Equity Series and through June 30, 1996 for Global Bond Series. These waivers have been extended through June 30, 1997.



      With respect to Emerging Markets Series, Delaware International elected voluntarily to waive its fee and pay the expenses of the Series to the extent that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.50% of average daily net assets for the period from commencement of the public offering through June 30, 1997.


DISTRIBUTION AND SERVICE


      Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor under Distribution Agreements dated as of April 3, 1995 for all Series other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series. Global Bond Series' Distribution Agreement is dated as of May 1, 1996. Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series' Distribution Agreements are dated as of May 1, 1997. The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, International Equity, Value and Trend Series' shares. On that date Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.




      Delaware Service Company, Inc., another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for the Decatur Total Return, Delchester, Capital Reserves, Delaware, DelCap, International Equity, Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1997 and for Cash Reserve Series pursuant to the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc. is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

      The business and affairs of the Fund are managed under the direction of its Board of Directors.

      Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group.


      DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of all of the Series, except Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series, and, as relevant, Delaware Management and Delaware International, were executed following shareholder approval. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


      Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.



*WAYNE A. STORK (59)



      Chairman, President, Chief Executive Officer, Director and/or Trustee of the Fund, 32 other investment companies in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.



      Chairman and Director of Delaware Distributors, Inc. and Delaware Capital
            Management, Inc.


      Chairman, President, Chief Executive Officer, Chief Investment Officer and
            Director of Delaware Management Company, Inc.

      Chairman, Chief Executive Officer and Director of Delaware International
            Advisers Ltd.



      Director of Delaware Service Company, Inc. and Delaware Investment &
            Retirement Services, Inc.


      During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

--------------

*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

RICHARD G. UNRUH, JR. (57)



      Executive Vice President of the Fund and each of the other 32 investment companies in the Delaware Group.


      Executive Vice President and Director of Delaware Management Company, Inc.


      Senior Vice President of Delaware Management Holdings, Inc. and Delaware
            Capital Management, Inc.


      Director of Delaware International Advisers Ltd.

      During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.


PAUL E. SUCKOW (49)



      Executive Vice President/Chief Investment Officer, Fixed Income of the
            Fund, each of the other 32 investment companies in the Delaware Group and Delaware Management Company, Inc.



      Executive Vice President/Chief Investment Officer, Fixed Income and
            Director of Founders Holdings, Inc.



      Senior Vice President/Chief Investment Officer, Fixed Income of Delaware
            Management Holdings, Inc.



      Senior Vice President of Delaware Capital Management, Inc.



      Director of Founders CBO Corporation.



      Director of HYPPCO Finance Company Ltd.



      Before returning to the Delaware Group in 1993, Mr. Suckow was Executive
            Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.



WALTER P. BABICH (69)



      Director and/or Trustee of the Fund and each of the other 32 investment companies in the Delaware Group.


      460 North Gulph Road, King of Prussia, PA  19406.

      Board Chairman, Citadel Constructors, Inc.

      From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.


ANTHONY D. KNERR (58)



      Director and/or Trustee of the Fund and each of the other 32 investment companies in the Delaware Group.


      500 Fifth Avenue, New York, NY  10110.

      Founder and Managing Director, Anthony Knerr & Associates.

      From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

ANN R. LEVEN (56)



      Director and/or Trustee of the Fund and each of the other 32 investment companies in the Delaware Group.


      785 Park Avenue, New York, NY  10021.

      Treasurer, National Gallery of Art.

      From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.


THOMAS F. MADISON (61)



      Director and/or Trustee of the Fund and 32 other investment companies in the Delaware Group.
      President and CEO, MLM Partners, Inc.
      200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.

      Mr. Madison has also been Chairman of the Board of Communications
            Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.



*JEFFREY J. NICK (44)



      Director and/or Trustee of the Fund and 32 other investment companies in the Delaware Group.
      President, Chief Executive Officer and Director of Lincoln National
           Investment Companies, Inc.
           From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.



W. THACHER LONGSTRETH (76)



      Director and/or Trustee of the Fund and each of the other 32 investment companies in the Delaware Group.


      City  Hall, Philadelphia, PA 19107.

      Philadelphia City Councilman.


CHARLES E. PECK (71)



      Director and/or Trustee of the Fund and each of the other 32 investment companies in the Delaware Group.


      P.O. Box 1102, Columbia, MD  21044.

      Secretary/Treasurer, Enterprise Homes, Inc.

      From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc., Columbia, MD.


DAVID K. DOWNES (57)



      Executive Vice President/Chief Operating Officer/Chief Financial Officer of the Fund, each of the other 32 investment companies in the Delaware Group



      Executive Vice President, Chief Operating Officer and Chief Financial
            Officer of Delaware Management Company, Inc.


      Chairman and Director of Delaware Management Trust Company.


      Chairman and Director of Delaware Investment & Retirement Services, Inc.



      Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware Management Holdings, Inc.



      Executive Vice President/Chief Operating Officer/Chief Financial Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.



      President/Chief Executive Officer/Chief Financial Officer and Director of
            Delaware Service Company, Inc.



      Executive Vice President/Chief Operating Officer/Chief Financial Officer and Director of Delaware International Holdings Ltd.



      Executive Vice President/Chief Financial Officer/Chief Operating Officer of Delaware Capital Management, Inc.



      Senior Vice President/Chief Administrative Officer/ Chief Financial
            Officer of Delaware Distributors, L.P.


      Director of Delaware International Advisers Ltd.

      Before joining the Delaware Group in 1992, Mr. Downes was Chief
            Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.


----------------------
* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

GEORGE M. CHAMBERLAIN, JR. (50)


      Senior Vice President and Secretary of the Fund, each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.


      Executive Vice President, Secretary and Director of Delaware Management
            Trust Company.


      Senior Vice President, Secretary and Director of DMH Corp., Delaware
            Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.


      Secretary and Director of Delaware International Holdings Ltd.

      Director of Delaware International Advisers Ltd.

      Attorney.

      During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.


GERALD S. FREY (51)



      Vice President/Senior Portfolio Manager of the Fund, of eight other investment companies in the Delaware Group and of Delaware Management Company, Inc.



      Before joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.



JOHN B. FIELDS (51)



      Vice President/Senior Portfolio Manager of the Fund, of seven other equity investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Capital Management, Inc.


      Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.


GEORGE H. BURWELL (35)



      Vice President/Senior Portfolio Manager of the Fund, of seven other investment companies in the Delaware Group and of Delaware Management Company, Inc.


      Before joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey. In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New Jersey.


GARY A. REED (42)



      Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Group, of Delaware Management Company, Inc. and Delaware Capital Management, Inc.


      During the past five years, Mr. Reed has served in such capacities within the Delaware organization.


GERALD T. NICHOLS (39)



      Vice President/Senior Portfolio Manager of the Fund, of 11 other investment companies in the Delaware Group and of Delaware Management Company, Inc.


      Vice President of Founders Holdings, Inc.

      Treasurer and Director of Founders CBO Corporation.

      During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

PAUL A. MATLACK (37)



      Vice President/Senior Portfolio Manager of the Fund, of 11 other investment companies in the Delaware Group and of Delaware Management Company, Inc.



      Vice President of Founders Holdings, Inc.



      President and Director of Founders CBO Corporation.


      During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.


JOSEPH H. HASTINGS (47)



      Vice President/Corporate Controller of the Fund, each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc., Delaware Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.


      Executive Vice President/Chief Financial Officer/Treasurer of Delaware
            Management Trust Company.


      Chief Financial Officer/Treasurer of Delaware Investment & Retirement
            Services, Inc.


      Assistant Treasurer of Founders CBO Corporation.

      1818 Market Street, Philadelphia, PA  19103.

      Before joining the Delaware Group in 1992, Mr. Hastings was Chief
            Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.


MICHAEL P. BISHOF (34)



      Vice President/Treasurer of the Fund, each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware Service Company, Inc. and Founders Holdings, Inc.


      Vice President/Manager of Investment Accounting of Delaware International Holdings Ltd.


      Assistant Treasurer of Founders CBO Corporation.


      Before joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

      The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended December 31, 1996 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of December 31, 1996.



                                          PENSION OR
                                          RETIREMENT      ESTIMATED       TOTAL
                                           BENEFITS        ANNUAL     COMPENSATION
                           AGGREGATE        ACCRUED       BENEFITS     FROM ALL 18
                         COMPENSATION     AS PART OF        UPON        DELAWARE
NAME                       FROM FUND     FUND EXPENSES   RETIREMENT*   GROUP FUNDS

W. Thacher Longstreth      $2,150             None       $30,000        $43,948
Ann R. Leven               $2,514             None       $30,000        $52,033
Walter P. Babich           $2,475             None       $30,000        $51,075
Anthony D. Knerr           $2,475             None       $30,000        $51,075
Charles E. Peck            $2,317             None       $30,000        $47,243




* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

GENERAL INFORMATION


     Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Group. Delaware Management, through a separate division, also manages private investment accounts. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.


     Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed- out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.


     Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Group.



     In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


     Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

     The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for the Fund by Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.

     The initial public offering date for the Decatur Total Return, Delchester, Capital Reserves, Cash Reserve and Delaware Series was July 28, 1988. The initial public offering date for DelCap Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series was May 1, 1997.


CAPITALIZATION


     The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Series. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.


NONCUMULATIVE VOTING

     SERIES SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

     This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

APPENDIX A--DESCRIPTION OF RATINGS

COMMERCIAL PAPER

       Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

       Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

       Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: CATEGORY 1--TOP GRADE: Duff 1- Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. CATEGORY 2--GOOD
GRADE: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2--Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

BONDS

       Excerpts from Moody's description of its bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; BAA--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; BA--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX B

THE COMPANY LIFE CYCLE

       Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.

         1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.

         2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.

         3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.

         4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.


         DelCap Series concentrates on seeking and actively managing the potentials held by firms entering phase 2 of this development cycle. The following illustration of a firm's hypothetical development is intended to graphically depict the full development cycle.


                        HYPOTHETICAL CORPORATE LIFE CYCLE

       Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.


















       The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS


       Ernst & Young LLP serves as the independent auditor for each Series of the Fund and, in its capacity as such, audits the financial statements of each Series contained in the Fund's Annual Report. The Series' Statements of Net Assets, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditor, for the year ended December 31, 1996 are included in the Fund's Annual Report to shareholders. The financial statements and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

INVESTMENT MANAGERS
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
Delaware International Advisers Ltd.
Veritas House
125 Finsbury Pavement
London, England  EC2A 1NQ


SUB-ADVISERS
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY   10022



Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY  10111


NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,

ACCOUNTING SERVICES

AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103


CUSTODIAN

The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

---------------------------------------------------------
DELAWARE GROUP
---------------------------------------------------------
PREMIUM FUND, INC.
---------------------------------------------------------













PART B

STATEMENT OF
ADDITIONAL INFORMATION
---------------------------------------------------------

MAY 1, 1997


                                                                        DELAWARE
                                                                        GROUP

                                     PART C

                                Other Information

Item 24.   Financial Statements and Exhibits

     (a)   Financial Statements:

           Part A  -  Financial Highlights

          *Part B  -  Statements of Net Assets
                      Statement of Assets and Liabilities
                      Statements of Operations
                      Statements of Changes in Net Assets
                      Notes to Financial Statements
                      Accountant's Report

     * The financial statements and Accountant's Report listed above for each Series of the Registrant, other than Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series, are incorporated by reference into Part B from the Registrant's Annual Report for the fiscal year ended December 31, 1996. Strategic Income, Devon, Emerging Markets, Convertible Securities and Quantum Series are expected to commence operations on or about May 1, 1997.

     (b)  Exhibits:

          (1)    Articles of Incorporation.

                 (a) Articles of Incorporation, as amended and supplemented through January 22, 1996, incorporated into this filing by reference to Post- Effective Amendment No. 16 filed January 22, 1996.

                 (b) Executed Articles Supplementary to Articles of Incorporation (April 23, 1996) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                 (c) Form of Articles Supplementary to Articles of Incorporation (April 1997) attached as Exhibit.

                 (d) Form of Articles of Amendment to Articles of Incorporation (April 1997) attached as Exhibit.

                 (e) Form of Articles Supplementary to Articles of Incorporation (April 1997) attached as Exhibit.

PART C - Other Information
(continued)

          (2) By-Laws. By-Laws, as amended through April 27, 1995, incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

          (3)    Voting Trust Agreement. Inapplicable.

          (4)    Copies of All Instruments Defining the Rights of Holders.

                 (a) Articles of Incorporation, Articles of Amendment and Articles Supplementary.

                       (i) Article Fifth, Article Seventh, Article Eighth and Article Tenth of Articles of Incorporation (February 17, 1987), Article Second of Articles Supplementary (January 29, 1988), Article One of Articles of Amendment (July 27, 1989), Article Second of Articles Supplementary (April 25, 1991), Article Second of Articles Supplementary (July 28,
                             1992), Article Second of Articles Supplementary (October 11, 1993) and Article Second of Articles Supplementary (April 23, 1996) incorporated into this filing by reference to Post- Effective Amendment No. 16 filed January 22, 1996.

                       (ii) Executed Article Fourth to Articles Supplementary (April 23, 1996) incorporated into this filing by reference to Post- Effective Amendment No. 18 filed October 29, 1996.

                       (iii) Form of Articles Supplementary (April 1997)
                             attached as Exhibit 24(b)(1)(c) and 24(b)(1)(e).

                 (b) By-Laws. Article II, Article III, as amended, and Article XIII, which was subsequently designated as Article XIV, incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

          (5)    Investment Management Agreements.

                 (a) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Emerging Growth Series (to be renamed Trend Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

PART C - Other Information
(continued)

                 (b) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Growth Series (to be renamed DelCap Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                 (c) Executed Investment Management Agreement (April 3, 1995) between Delaware International Advisers Ltd. and the Registrant on behalf of International Equity Series incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                 (d) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of the Money Market Series (to be renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                 (e) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of the Equity/Income Series (to be renamed Decatur Total Return Series), High Yield Series (to be renamed Delchester Series), Capital Reserves Series and Multiple Strategy Series (to be renamed Delaware Series) incorporated into this filing by reference to Post- Effective Amendment No. 15 filed April 27, 1995.

                 (f) Executed Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Value Series incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                 (g) Executed Investment Management Agreement (May 1, 1996) between Delaware International Advisers Ltd. and the Registrant on behalf of Global Bond Series incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.


                 (h) Form of Investment Management Agreement (May 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Strategic Income Series attached as Exhibit.

PART C- Other Information
(continued)


                 (i) Form of Investment Management Agreement (May 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Devon Series attached as Exhibit.



                 (j) Form of Investment Management Agreement (May 1997) between Delaware International Advisers Ltd. and the Registrant on behalf of Emerging Markets Series attached as Exhibit.



                 (k) Form of Investment Management Agreement (May 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Convertible Securities Series attached as Exhibit.



                 (l) Form of Investment Management Agreement (May 1997) between Delaware Management Company, Inc. and the Registrant on behalf of Quantum Series attached as Exhibit.



                 (m) Form of Sub-Advisory Agreement (May 1997) between Delaware Management Company, Inc. and Delaware International Advisers Ltd. on behalf of Strategic Income Series attached as Exhibit.



                 (n) Form of Sub-Advisory Agreement (May 1997) between Delaware Management Company, Inc. and Lynch & Mayer, Inc. on behalf of Convertible Securities Series attached as Exhibit.



                 (o) Form of Sub-Advisory Agreement (May 1997) between Delaware Management Company, Inc. and Vantage Global Advisors, Inc. on behalf of Quantum Series attached as Exhibit.


          (6)    Distribution Agreements.

                 (a) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Equity/Income Series (to be renamed Decatur Total Return Series), High Yield Series (to be renamed Delchester Series), Capital Reserves Series and Multiple Strategy Series (to be renamed Delaware Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

PART C - Other Information
(continued)

                 (b) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Money Market Series (to be renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                 (c) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Growth Series (to be renamed DelCap Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                 (d) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of International Equity Series incorporated into this filing by reference to Post- Effective Amendment No. 16 filed January 22, 1996.

                 (e) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Value Series incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                 (f) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Emerging Growth Series (to be renamed Trend Series) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

                 (g) Executed Distribution Agreement (May 1, 1996) between Delaware Distributors, L.P. and the Registrant on behalf of Global Bond Series incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.


                 (h) Form of Distribution Agreement (May 1997) between Delaware Distributors, L.P. and the Registrant on behalf of Convertible Securities Series, Devon Series, Emerging Markets Series, Quantum Series and Strategic Income Series attached as Exhibit.

PART C - Other Information
(continued)

          (7)    Bonus, Profit Sharing, Pension Contracts.

                 (a)   Amended and Restated Profit Sharing Plan (November 17,
                       1994) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

                 (b) Amendment to Profit Sharing Plan (December 21, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 16 filed January 22, 1996.

          (8)    Custodian Agreements.

                 (a) Executed Custodian Agreement (1996) (Module) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                 (b) Form of Securities Lending Agreement (1996) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

          (9)    Other Material Contracts.

                 (a) Executed Shareholders Services Agreement (June 29, 1988) between Delaware Service Company, Inc. and the Registrant on behalf of Money Market Series (to be renamed Cash Reserve Series) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29,1996.

                 (b) Executed Amended and Restated Shareholders Services Agreement (May 1, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (to be renamed Delchester Series), Capital Reserves Series, Equity/Income Series (to be renamed Decatur Total Return Series), Multiple Strategy Series (to be renamed Delaware Series), Growth Series (to be renamed DelCap Series), International Equity Series, Value Series, Emerging Growth Series (to be renamed Trend Series) and Global Bond Series incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

PART C - Other Information
(continued)


                 (c) Form of Amended and Restated Shareholders Services Agreement (May 1997) between Delaware Service Company, Inc. and the Registrant on behalf of High Yield Series (to be renamed Delchester Series), Capital Reserves Series, Equity/Income Series (to be renamed Decatur Total Return Series), Multiple Strategy Series (to be renamed Delaware Series), Growth Series (to be renamed DelCap Series), International Equity Series, Value Series, Emerging Growth Series (to be renamed Trend Series), Global Bond Series, Strategic Income Series, Devon Series, Emerging Markets Series, Convertible Securities Series and Quantum Series attached as Exhibit.


                 (d) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) (Module) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 18 filed October 29, 1996.

                       (i) Executed Amendment No. 3 (December 27, 1996) to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                       (ii) Executed Amendment No. 4 (February 24, 1997) to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.


                       (iii) Executed Amendment No. 5 (May 1, 1997) to Delaware
                             Group Funds Fund Accounting Agreement attached as Exhibit.


          (10) Opinion of Counsel. Filed with letter relating to Rule 24f-2 on February 27, 1997.

          (11)   Consent of Auditors. Attached as Exhibit.

          (12)   Inapplicable.

          (13) Subscription Agreement. Incorporated into this filing by reference to Pre- Effective Amendment No. 1 filed October 13, 1987.

       (14-15)   Inapplicable.

PART C - Other Information
(continued)

          (16)   Schedules of Computation for each Performance Quotation.

                 (a) Incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995, Post-Effective Amendment No. 17 filed March 29, 1996 and Post-Effective Amendment No. 18 filed October 29, 1996.

                 (b) Schedules of Computation for each Performance Quotation for periods not previously electronically filed attached as Exhibit.

          (17)   Financial Data Schedules. Attached as Exhibit.

          (18)   Inapplicable.

          (19) Other:Directors' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

Item 25.   Persons Controlled by or under Common Control with Registrant.  None.

Item 26.   Number of Holders of Securities.

            (1)                                     (2)
                                                    Number of
            Title of Class                          Record Holders
            --------------                          --------------

     Delaware Group Premium Fund, Inc.
     High Yield Series
     (to be renamed Delchester Series)
     Common Stock Par Value                         6 Accounts as of
     $.01 Per Share                                 March 31, 1997

     Delaware Group Premium Fund, Inc.
     Capital Reserves Series
     Common Stock Par Value                         6 Accounts as of
     $.01 Per Share                                 March 31, 1997

     Delaware Group Premium Fund, Inc.
     Equity/Income Series
     (to be renamed Decatur Total Return Series)
     Common Stock Par Value                         8 Accounts as of
     $.01 Per Share                                 March 31, 1997

PART C - Other Information
(continued)


            (1)                                 (2)
                                                Number of
            Title of Class                      Record Holders
            --------------                      --------------

     Delaware Group Premium Fund, Inc.
     Multiple Strategy Series
     (to be renamed Delaware Series )
     Common Stock Par Value                     6 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Money Market Series
     (to be renamed Cash Reserve Series)
     Common Stock Par Value                     6 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Growth Series
     (to be renamed DelCap Series)
     Common Stock Par Value                     5 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     International Equity Series
     Common Stock Par Value                     2 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Value Series
     Common Stock Par Value                     3 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Emerging Growth Series
     (to be renamed Trend Series )
     Common Stock Par Value                     5 Accounts as of
     $.01 Per Share                             March 31, 1997

PART C - Other Information
(continued)

            (1)                                 (2)
                                                Number of
            Title of Class                      Record Holders
            --------------                      --------------

     Delaware Group Premium Fund, Inc.
     Global Bond Series
     Common Stock Par Value                     5 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Strategic Income Series*
     Common Stock Par Value                     0 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Devon Series*
     Common Stock Par Value                     0 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Emerging Markets Series*
     Common Stock Par Value                     0 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Convertible Securities Series*
     Common Stock Par Value                     0 Accounts as of
     $.01 Per Share                             March 31, 1997

     Delaware Group Premium Fund, Inc.
     Quantum Series*
     Common Stock Par Value                     0 Accounts as of
     $.01 Per Share                             March 31, 1997

* Shares of the Series were not offered prior to the effective date of this Registration Statement.

Item 27. Indemnification. Incorporated into this filing by reference to initial Registration Statement filed May 14, 1987 and Article VII of the Amendment to By-Laws (February 16, 1989) incorporated into this filing by reference to Post-Effective Amendment No. 15 filed April 27, 1995.

PART C - Other Information
(continued)

Item 28. Business and Other Connections of Investment Adviser.


         Delaware Management Company, Inc. ("DMC" or the "Manager") serves as investment manager to the Equity/Income Series (to be renamed Decatur Total Return Series), High Yield Series (to be renamed Delchester Series), Capital Reserves Series, Money Market Series (to be renamed Cash Reserve Series), Growth Series (to be renamed DelCap Series), Multiple Strategy Series (to be renamed Delaware Series), Emerging Growth Series (to be renamed Trend Series), Value Series, Strategic Income Series, Devon Series, Convertible Securities Series and Quantum Series. In addition, DMC also serves as investment manager or sub-adviser to certain other funds in the Delaware Group (Delaware Group Equity Funds I, Inc., Delaware Group Trend Fund, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Income Funds, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds, and to certain other investment companies. In addition, certain directors of DMC also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing, accounting services and transfer agent for all of the mutual funds in the Delaware Group.

PART C - Other Information
(continued)

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------


Wayne A. Stork          Chairman of the Board, President, Chief Executive
                        Officer, Chief Investment Officer and Director of
                        Delaware Management Company, Inc.; President, Chief
                        Executive Officer, Chairman of the Board and Director of the Registrant, each of the other funds in the Delaware
                        Group, Delaware Management Holdings, Inc., DMH Corp.,
                        Delaware International Holdings Ltd. and Founders
                        Holdings, Inc.; Chairman of the Board and Director of
                        Delaware Distributors, Inc. and Delaware Capital
                        Management, Inc.; Chairman, Chief Executive Officer and
                        Director of Delaware International Advisers Ltd.; and
                        Director of Delaware Service Company, Inc. and Delaware
                        Investment & Retirement Services, Inc.


Richard G. Unruh, Jr.   Executive Vice President and Director of Delaware
                        Management Company, Inc.; Executive Vice President of the Registrant and each of the other funds in the Delaware Group; Senior Vice President of Delaware
                        Management Holdings, Inc. and Delaware Capital
                        Management, Inc; and Director of Delaware International
                        Advisers Ltd.

                        Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA







*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Paul E. Suckow          Executive Vice President/Chief Investment Officer, Fixed
                        Income of Delaware Management Company, Inc., the
                        Registrant and each of the other funds in the Delaware
                        Group; Executive Vice President/Chief Investment Officer and Director of Founders Holdings, Inc.; Senior Vice
                        President/Chief Investment Officer, Fixed Income of
                        Delaware Management Holdings, Inc.; Senior Vice
                        President of Delaware Capital Management, Inc.; and
                        Director of Founders CBO Corporation

                        Director, HYPPCO Finance Company Ltd.

David K. Downes         Executive Vice President, Chief Operating Officer and
                        Chief Financial Officer of Delaware Management Company,
                        Inc.; Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Registrant and each of the other funds in the Delaware Group; Chairman and Director of Delaware Management Trust Company; Executive
                        Vice President, Chief Operating Officer and Chief
                        Financial Officer of Delaware Management Holdings, Inc.;
                        Executive Vice President, Chief Operating Officer, Chief
                        Financial Officer and Director of DMH Corp., Delaware
                        Distributors, Inc. and Founders Holdings, Inc.;
                        President, Chief Executive Officer, Chief Financial
                        Officer and Director of Delaware Service Company, Inc.;
                        Executive Vice President, Chief Operating Officer, Chief
                        Financial Officer and Director of Delaware International
                        Holdings Ltd.; Executive Vice President, Chief Financial
                        Officer and Chief Operating Officer of Delaware Capital
                        Management, Inc.; Chairman and Director of Delaware
                        Investment & Retirement Services, Inc.; Director of
                        Delaware International Advisers Ltd.; and Senior Vice
                        President, Chief Administrative Officer and Chief
                        Financial Officer of Delaware Distributors, L.P.

                        Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place, Newtown Square, PA





*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

George M.               Senior Vice President, Secretary and Director of
Chamberlain, Jr.        Delaware Management Company, Inc., DMH Corp., Delaware
                        Distributors, Inc., Delaware Service Company, Inc.,
                        Founders Holdings, Inc., Delaware Capital Management,
                        Inc. and Delaware Investment & Retirement Services,
                        Inc.; Senior Vice President and Secretary of the
                        Registrant, each of the other funds in the Delaware
                        Group, Delaware Distributors, L.P. and Delaware
                        Management Holdings, Inc.; Executive Vice President,
                        Secretary and Director of Delaware Management Trust
                        Company; Secretary and Director of Delaware
                        International Holdings Ltd.; and Director of Delaware
                        International Advisers Ltd.

Richard J. Flannery     Managing Director/Corporate Tax & Affairs of Delaware
                        Management Company, Inc., Delaware Management Holdings,
                        Inc., DMH Corp., Delaware Distributors, L.P., Delaware
                        Distributors, Inc., Delaware Service Company, Inc.,
                        Delaware Management Trust Company, Founders CBO
                        Corporation, Delaware Capital Management, Inc. and
                        Delaware Investment & Retirement Services, Inc.; Vice
                        President of the Registrant and each of the other funds in the Delaware Group; Managing Director/Corporate Tax &
                        Affairs and Director of Founders Holdings, Inc.;
                        Managing Director and Director of Delaware International
                        Holdings Ltd.; and Director of Delaware International
                        Advisers Ltd.

                        Director, HYPPCO Finance Company Ltd.

                        Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof(1)    Vice President and Treasurer of Delaware Management
                        Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P.,
                        Delaware Distributors, Inc., Delaware Service Company,
                        Inc. and Founders Holdings, Inc.; Assistant Treasurer of
                        Founders CBO Corporation; and Vice President and Manager of Investment Accounting of Delaware International
                        Holdings Ltd.



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C- Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Eric E. Miller          Vice President and Assistant Secretary of Delaware
                        Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management
                        Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                        Delaware Distributors Inc., Delaware Service Company,
                        Inc., Delaware Management Trust Company, Founders
                        Holdings, Inc., Delaware Capital Management, Inc. and
                        Delaware Investment & Retirement Services, Inc.

Richelle S. Maestro     Vice President and Assistant Secretary of Delaware
                        Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management
                        Holdings, Inc., Delaware Distributors, L.P., Delaware
                        Distributors, Inc., Delaware Service Company, Inc., DMH
                        Corp., Delaware Management Trust Company, Delaware
                        Capital Management, Inc., Delaware Investment &
                        Retirement Services, Inc. and Founders Holdings, Inc.;
                        Secretary of Founders CBO Corporation; and Assistant
                        Secretary of Delaware International Holdings Ltd.

                        Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA

Joseph H. Hastings      Vice President/Corporate Controller of Delaware
                        Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management
                        Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                        Delaware Distributors, Inc., Delaware Service Company,
                        Inc., Delaware Capital Management, Inc., Founders
                        Holdings, Inc. and Delaware International Holdings Ltd.;
                        Executive Vice President, Chief Financial Officer and
                        Treasurer of Delaware Management Trust Company; Chief
                        Financial Officer and Treasurer of Delaware Investment &
                        Retirement Services, Inc.; and Assistant Treasurer of
                        Founders CBO Corporation

Richard Salus(2)        Vice President/Assistant Controller of Delaware
                        Management Company, Inc.



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Bruce A. Ulmer          Vice President/Director of Internal Audit of Delaware
                        Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management
                        Holdings, Inc., DMH Corp. and Delaware Management Trust
                        Company; and Vice President/Internal Audit of Delaware
                        Investment & Retirement Services, Inc.

Steven T. Lampe(3)      Vice President/Taxation of Delaware Management Company,
                        Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH
                        Corp., Delaware Distributors, L.P., Delaware
                        Distributors, Inc., Delaware Service Company, Inc.,
                        Delaware Management Trust Company, Founders Holdings,
                        Inc., Founders CBO Corporation, Delaware Capital
                        Management, Inc. and Delaware Investment & Retirement
                        Services, Inc.

Lisa O. Brinkley        Vice President/Compliance of Delaware Management
                        Company, Inc., the Registrant, each of the other funds in the Delaware Group, DMH Corp., Delaware Distributors,
                        L.P., Delaware Distributors, Inc., Delaware Service
                        Company, Inc., Delaware Management Trust Company,
                        Delaware Capital Management, Inc. and Delaware
                        Investment & Retirement Services, Inc.

Rosemary E. Milner      Vice President/Legal of Delaware Management Company,
                        Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and Delaware
                        Distributors, Inc.

Douglas L. Anderson     Vice President/Operations of Delaware Management
                        Company, Inc., Delaware Investment and Retirement
                        Services, Inc. and Delaware Service Company, Inc.; and
                        Vice President/Operations and Director of Delaware
                        Management Trust Company

Michael T. Taggart      Vice President/Facilities Management and Administrative
                        Services of Delaware Management Company, Inc.

Gerald  T. Nichols      Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and Treasurer, Assistant
                        Secretary and Director of Founders CBO Corporation


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

Gary A. Reed            Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Capital Management, Inc.

Paul A. Matlack         Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and President and Director of Founders CBO Corporation.

Patrick P. Coyne        Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Capital Management, Inc.

Roger A. Early          Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group

Mitchell L. Conery(4)   Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, and each of the fixed income funds in the Delaware Group

George H. Burwell       Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant and each of the equity funds in the Delaware Group

John B. Fields          Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant, each of the equity funds in the Delaware Group and Delaware Capital
                        Management, Inc.

Gerald S. Frey(5)       Vice President/Senior Portfolio Manager of Delaware
                        Management Company, Inc., the Registrant and each of the equity funds in the Delaware Group


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

      (1) VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.
      (2)   SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
      (3)   TAX MANAGER, Price Waterhouse prior to October 1995.
      (4) INVESTMENT OFFICER, Travelers Insurance prior to January 1997 and RESEARCH ANALYST, CS First Boston Investment Management prior to March 1995.
      (5)   SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to June
            1996.


      Delaware International Advisers Ltd. ("Delaware International") serves as investment manager to the International Equity, Global Bond and Emerging Markets Series of the Registrant. Delaware International serves as sub-adviser to Strategic Income Series. In addition, Delaware International also serves as investment manager or sub-adviser to certain other funds in the Delaware Group (Delaware Pooled Trust, Inc., Delaware Group Income Funds, Inc., Delaware Group Global & International Funds, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and other institutional accounts. Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


Name and Principal      Positions and Offices with Delaware International Advisers Ltd.
Business Address        and its Affiliates and Other Positions and Offices Held
------------------      ---------------------------------------------------------------

*Wayne A. Stork         Chairman, Chief Executive Officer and Director of Delaware
                        International Advisers Ltd.; Chairman of the Board, President, Chief
                        Executive Officer, Chief Investment Officer and Director of Delaware
                        Management Company, Inc.; President, Chief Executive Officer,
                        Chairman of the Board and Director of the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc.,
                        DMH Corp., Delaware International Holdings Ltd. and Founders
                        Holdings, Inc.; Chairman of the Board and Director of Delaware
                        Distributors, Inc. and Delaware Capital Management, Inc.; and Director
                        of Delaware Service Company, Inc. and Delaware Investment & Retirement
                        Services, Inc.

**G. Roger H. Kitson    Vice Chairman and Director of Delaware International Advisers Ltd.

**David G.Tilles        Managing Director, Chief Investment Officer and Director of Delaware
                        International Advisers Ltd.



* Business address is 1818 Market Street, Philadelphia, PA 19103.
**Business address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

**John Emberson         Secretary/Compliance Officer/Finance Director and
                        Director of Delaware International Advisers Ltd.

*David K. Downes        Director of Delaware International Advisers Ltd.;
                        Executive Vice President, Chief Operating Officer and
                        Chief Financial Officer of Delaware Management Company,
                        Inc.; Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Registrant and each of the other funds in the Delaware Group; Chairman and Director of Delaware Management Trust Company; Executive
                        Vice President, Chief Operating Officer and Chief
                        Financial Officer of Delaware Management Holdings, Inc.;
                        Executive Vice President, Chief Operating Officer, Chief
                        Financial Officer and Director of DMH Corp., Delaware
                        Distributors, Inc. and Founders Holdings, Inc.;
                        President, Chief Executive Officer, Chief Financial
                        Officer and Director of Delaware Service Company, Inc.;
                        Executive Vice President, Chief Operating Officer, Chief
                        Financial Officer and Director of Delaware International
                        Holdings Ltd.; Executive Vice President, Chief Financial
                        Officer and Chief Operating Officer of Delaware Capital
                        Management, Inc.; Chairman and Director of Delaware
                        Investment & Retirement Services, Inc.; and Senior Vice
                        President, Chief Administrative Officer and Chief
                        Financial Officer of Delaware Distributors, L.P.

                        Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place, Newtown Square, PA

*Richard G. Unruh,      Director of Delaware International Advisers Ltd.;
Jr.                     Executive Vice President and Director of Delaware
                        Management Company, Inc.; Executive Vice President of the Registrant and each of the other funds in the Delaware Group; and Senior Vice President of Delaware
                        Management Holdings, Inc. and Delaware Capital
                        Management, Inc.

                        Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA


* Business address is 1818 Market Street, Philadelphia, PA 19103.
**Business address is Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

*Richard J. Flannery    Director of Delaware International Advisers Ltd.;
                        Managing Director/Corporate Tax & Affairs of Delaware
                        Management Company, Inc., Delaware Management Holdings,
                        Inc., DMH Corp., Delaware Distributors, L.P., Delaware
                        Distributors, Inc., Delaware Service Company, Inc.,
                        Delaware Management Trust Company, Founders CBO
                        Corporation, Delaware Capital Management, Inc. and
                        Delaware Investment & Retirement Services, Inc.; Vice
                        President of the Registrant and each of the other funds in the Delaware Group; Managing Director/Corporate Tax &
                        Affairs and Director of Founders Holdings, Inc.; and
                        Managing Director and Director of Delaware International
                        Holdings Ltd.

                        Director, HYPPCO Finance Company Ltd.

                        Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA

*John C. E. Campbell    Director of Delaware International Advisers Ltd.

*George M.              Director of Delaware International Advisers Ltd.; Senior
Chamberlain, Jr.        Vice President, Secretary and Director of Delaware
                        Management Company, Inc., DMH Corp., Delaware
                        Distributors, Inc., Delaware Service Company, Inc.,
                        Founders Holdings, Inc., Delaware Capital Management,
                        Inc. and Delaware Investment & Retirement Services,
                        Inc.; Senior Vice President and Secretary of the
                        Registrant, each of the other funds in the Delaware
                        Group, Delaware Distributors, L.P. and Delaware
                        Management Holdings, Inc.; Executive Vice President,
                        Secretary and Director of Delaware Management Trust
                        Company; and Secretary and Director of Delaware
                        International Holdings Ltd.

*George E. Deming       Director of Delaware International Advisers Ltd.

**Timothy W.            Senior Portfolio Manager, Deputy Compliance Officer,
Sanderson               Director Equity Research and Director of Delaware
                        International Advisers Ltd.

*  Business address is 1818 Market Street, Philadelphia, PA 19103.
**Business address Veritas House, 125 Finsbury Pavement, London, England EC2A
1NQ.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with the Manager and its
Business Address*       Affiliates and Other Positions and Offices Held
------------------      -----------------------------------------------

**Clive A. Gillmore     Senior Portfolio Manager, Director U.S. Mutual Fund
                        Liaison and Director of Delaware International Advisers
                        Ltd.

**Hamish O. Parker      Senior Portfolio Manager, Director U.S. Marketing
                        Liaison and Director of Delaware International Advisers
                        Ltd.

**Ian G. Sims           Senior Portfolio Manager, Deputy Managing Director and
                        Director of Delaware International Advisers Ltd.

**Elizabeth A.          Senior Portfolio Manager and Director of Delaware
Desmond                 International Advisers Ltd.

**Gavin A. Hall         Senior Portfolio Manager of Delaware International
                        Advisers Ltd.

**Robert Akester        Senior Portfolio Manager of Delaware International
                        Advisers Ltd.

**Nigel G. May          Senior Portfolio Manager of Delaware International
                        Advisers Ltd.

**Hywel Morgan          Senior Portfolio Manager of Delaware International
                        Advisers Ltd.

*  Business address is 1818 Market Street, Philadelphia, PA 19103.
**Business address Veritas House, 125 Finsbury Pavement, London, England EC2A
1NQ.

      Lynch & Mayer, Inc. ("Lynch & Mayer") is an indirect, wholly owned subsidiary of Lincoln National Corporation and an affiliate of Delaware Management Company, Inc. Lynch & Mayer, Inc. serves as sub-adviser to Convertible Securities Series. Lynch & Mayer also serves as sub-adviser to Delaware Group Adviser Funds, Inc. The directors and officers of Lynch & Mayer are listed below. Unless otherwise indicated, the address of each person is 520 Madison Avenue, New York, NY 10022.

Name                    Positions and Offices with Lynch & Mayer, Inc.
----                    ----------------------------------------------

Dennis P. Lynch         Chairman and Co-Chief Executive Officer and Director

Eldon C. Mayer, Jr.     Vice Chairman and Director

Edward J. Petner        President and Co-Chief Executive Officer and Director

Dennis A. Blume         Director

PART C - Other Information
(continued)

Name                       Positions and Offices with Lynch & Mayer, Inc.
----                       ----------------------------------------------

*H. Thomas McMeekin        Director

*Laurence E. Ach           Senior Vice President

Robert R. Coby             Senior Vice President

Dallas L. Corser           Senior Vice President

Kevin P. Ferguson          Senior Vice President

Francis J. Houghton, Jr.   Senior Vice President

Howard M. Kaufman          Senior Vice President
                           Treasurer & Secretary

William A. Kissell         Senior Vice President

John C. Levinson           Senior Vice President

Bradley A. Roberts         Senior Vice President

Michael F. Sassi           Senior Vice President

Anthony A. Segalas         Senior Vice President

W. Denman Zirkle           Senior Vice President

Paul R. Ainslie            Vice President

Philip C. Coburn           Vice President

Billie Cook                Vice President

Katherine D. Elliott       Vice President

Aiman N. Labib             Vice President

Enrique Lopez-Balboa       Vice President

*Business address is 200 East Berry Street, Fort Wayne, IN 46802.

PART C - Other Information
(continued)

Name                  Positions and Offices with Lynch & Mayer, Inc.
----                  ----------------------------------------------

Thomas E. McGowan     Vice President

Ron M. Panzier        Vice President

Kevin W. Putt         Vice President

Charles Rose          Vice President

Robert D. Schwartz    Vice President

Rufus R. Winton       Vice President

Armi D. Viti          Vice President

Brian S. Becher       Assistant Secretary

James N. Westafer     Assistant Secretary


      Vantage Global Advisors, Inc. ("Vantage"), 630 Fifth Avenue, New York, NY 10111, is an indirect, wholly owned subsidiary of Lincoln National Corporation and an affiliate of Delaware Management Company, Inc. Vantage provides investment advice to pension plans, endowments, insurance and commingled products. Vantage serves as sub-adviser to Quantum Series. Vantage also serves as sub-adviser to Delaware Group Equity Funds II, Inc. The directors and officers of Vantage are listed below. Unless otherwise indicated, the principal business address of each person is 630 Fifth Avenue, New York, NY 10111.

Name and Principal      Positions and Offices with Vantage Global Advisors, Inc. and its
Business Address        Affiliates and Other Positions and Offices Held
----------------        ----------------------------------------------------------------

T. Scott Wittman        President, Chief Investment Officer and Director of Vantage
                        Global  Advisors, Inc.

Elliot M. Gartner       Senior Vice President of Vantage Global Advisors, Inc.

John B. Guerard         Senior Vice President of Vantage Global Advisors, Inc.

Marc C. Viani           Vice President of Vantage Global Advisors, Inc.

Florence P. Leong       Vice President of Vantage Global Advisors, Inc.

PART C - Other Information
(continued)

Name and Principal      Positions and Offices with Vantage Global Advisors, Inc. and its
Business Address        Affiliates and Other Positions and Offices Held
----------------        ----------------------------------------------------------------

Evelyn M. Poy           Vice President of Vantage Global Advisors, Inc.

Dennis A. Blume         Director of Vantage Global Advisors, Inc.

                        Senior Vice President and Director of Lincoln Investment
                        Management, Inc. since 1982, 200 East Berry Street, Fort Wayne,
                        IN; Director of Lynch & Mayer, Inc. since 1996, 520 Madison
                        Avenue, New York, NY

*H. Thomas McMeekin     Director of Vantage Global Advisors, Inc.

                        President and Director of Lincoln Investment Management, Inc.,
                        Lincoln National Convertible Securities Fund, Inc.,
                        Lincoln National Income Fund, Inc. since 1994; Executive Vice President and Chief Investment Officer of Lincoln National Corporation
                        since 1994; President, Chief Executive Officer and Director of
                        Lincoln National Mezzanine Corporation, 200 East Berry Street,
                        Fort Wayne, IN; Director of Lynch & Mayer, Inc., 520 Madison
                        Avenue, New York, NY

**Bruce D. Barton(1)    Director of Vantage Global Advisors, Inc.

                        President and Chief Executive Officer of Delaware Distributors,
                        L.P. since 1996, 1818 Market Street, Philadelphia, PA

(1) SENIOR VICE PRESIDENT AND DIRECTOR, Lincoln National Investment Companies February 1996 to October 1996; VICE PRESIDENT, Lincoln National Corporation May 1992 to October 1996.

*        Business address is 200 East Berry Street, Fort Wayne, IN 46802.
**       Business address is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Item 29.    Principal Underwriters.


     (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.



     (b) Information with respect to each director, officer or partner of principal underwriter:


Name and Principal           Positions and Offices          Positions and Offices
Business Address*            with Underwriter               with Registrant
--------------------------   ---------------------          ---------------------

Delaware Distributors, Inc.  General Partner                None

Delaware Management
Company, Inc.                Limited Partner                Investment Manager

Delaware Capital
Management, Inc.             Limited Partner                None

Bruce D. Barton              President and Chief Executive  None
                             Officer

David K. Downes              Senior Vice President,         Executive Vice
                             Chief Administrative Officer   President/Chief
                             and Chief Financial Officer    Operating Officer/
                             Chief Financial Officer

George M. Chamberlain, Jr.   Senior Vice President/         Senior Vice President/
                             Secretary                      Secretary

Thomas Sawyer                Senior Vice President/         None
                             Western Sales Division

William F. Hostler           Senior Vice President/         None
                             Marketing Services

Dana B. Hall                 Senior Vice President/         None
                             Key Accounts

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal        Positions and Offices             Positions and Offices
Business Address*         with Underwriter                  with Registrant
-----------------------   ---------------------             ---------------------

J. Chris Meyer            Senior Vice President/            None
                          Product Development

Stephen H. Slack          Senior Vice President/Wholesaler  None

Richard J. Flannery       Managing Director/Corporate       Vice President
                          & Tax Affairs

Eric E. Miller            Vice President/                   Vice President/
                          Assistant Secretary               Assistant Secretary

Richelle S. Maestro       Vice President/                   Vice President/
                          Assistant Secretary               Assistant Secretary

Michael P. Bishof         Vice President/Treasurer          Vice President/Treasurer

Steven T. Lampe           Vice President/Taxation           Vice President/Taxation

Joseph H. Hastings        Vice President/                   Vice President/
                          Corporate Controller              Corporate Controller

Lisa O. Brinkley          Vice President/                   Vice President/
                          Compliance                        Compliance

Rosemary E. Milner        Vice President/Legal              Vice President/Legal

Daniel H. Carlson         Vice President/Marketing          None

Joseph M. Barrett         Vice President/ Media Relations   None

Diane M. Anderson         Vice President/                   None
                          Retirement Services

Denise F. Guerriere       Vice President/Client Services    None

Julia R. Vander Els       Vice President/                   None
                          Client Services

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(continued)

Name and Principal        Positions and Offices          Positions and Offices
Business Address*         with Underwriter               with Registrant
-----------------         ---------------------          ---------------------
Jerome J. Alrutz          Vice President/                None
                          Client Services

Joanne A. Mettenheimer    Vice President/                None
                          National Accounts

Gregory J. McMillan       Vice President/                None
                          National Accounts

Christopher H. Price      Vice President/Annuity         None
                          Marketing & Administration

Stephen J. DeAngelis      Vice President/Product         None
                          Development

Susan T. Friestedt        Vice President/Customer        None
                          Service

Dinah J. Huntoon          Vice President/Product         None
                          Management

Soohee Lee                Vice President/Fixed Income    None
                          Product Management

Ellen M. Krott            Vice President/Communications  None

Holly W. Reimel           Vice President/Telemarketing   None

Terrence L. Bussard       Vice President/Wholesaler      None

William S. Carroll        Vice President/Wholesaler      None

William L. Castetter      Vice President/Wholesaler      None

Thomas J. Chadie          Vice President/Wholesaler      None

Thomas C. Gallagher       Vice President/Wholesaler      None

*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C- Other Information
(continued)

Name and Principal        Positions and Offices          Positions and Offices
Business Address*         with Underwriter               with Registrant
-----------------         ---------------------          ---------------------
Douglas R. Glennon        Vice President/Wholesaler      None

Christopher L. Johnston   Vice President/Wholesaler      None

Thomas P. Kennett         Vice President/ Wholesaler     None

William M. Kimbrough      Vice President/Wholesaler      None

Debra Afra Marler         Vice President/Wholesaler      None

Mac McAuliffe             Vice President/Wholesaler      None

Patrick L. Murphy         Vice President/Wholesaler      None

Henry W. Orvin            Vice President/Wholesaler      None

Philip G. Rickards        Vice President/Wholesaler      None

Laura E. Roman            Vice President/Wholesaler      None

Michael W. Rose           Vice President/Wholesaler      None

Thomas E. Sawyer          Vice President/Wholesaler      None

Linda Schulz              Vice President/Wholesaler      None

Edward B. Sheridan        Vice President/Wholesaler      None

Robert E. Stansbury       Vice President/Wholesaler      None

Larry D. Stone            Vice President/Wholesaler      None

John A. Wells             Vice President/ Marketing      None
                          Technology


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C- Other Information
(continued)




      (c)   Not Applicable.

PART C- Other Information
(continued)

Item 30. Location of Accounts and Records.

         All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103, in London at Veritas House, 125 Finsbury Pavement, London, England EC2A 1NQ, in New York at 520 Madison Avenue, New York, NY 10022, or in New York at 630 Fifth Avenue, New York, NY 10111.


         Vantage Global Advisors, Inc.
         630 Fifth Avenue
         New York, NY 10111



         Lynch & Mayer, Inc.
         520 Madison Avenue
         New York, NY 10022


Item 31. Management Services.  None.

Item 32. Undertakings.

      (a)   Not Applicable.

      (b) The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the public offering of shares of Strategic Income Series.

            The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the public offering of shares of Devon Series.

            The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the public offering of shares of Emerging Markets Series.

            The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the public offering of shares of Convertible Securities Series.

            The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the public offering of shares of Quantum Series.

      (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

      (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meet all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of April, 1997.

                                       DELAWARE GROUP PREMIUM FUND, INC.

                                           By /s/Wayne A. Stork
                                             -------------------------
                                                 Wayne A. Stork
                                        Chairman of the Board, President,
                                       Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        Signature                                     Title                               Date
-----------------------------         -------------------------------------          --------------


                                      Chairman of the Board, President,
/s/ Wayne A. Stork                    Chief Executive Officer and Director           April 29, 1997
-----------------------------
Wayne A. Stork
                                      Executive Vice President/Chief Operating
                                      Officer/Chief Financial Officer (Principal
                                      Financial Officer and Principal Accounting
/s/David K. Downes                    Officer)                                       April 29, 1997
-----------------------------
David K. Downes


/s/Walter P. Babich                   Director                                       April 29, 1997
-----------------------------
Walter P. Babich


/s/W. Thacher Longstreth              Director                                       April 29, 1997
-----------------------------
W. Thacher Longstreth


/s/Charles E. Peck                    Director                                       April 29, 1997
-----------------------------
Charles E. Peck


/s/Anthony D. Knerr                   Director                                       April 29, 1997
-----------------------------
Anthony D. Knerr


/s/Ann R. Leven                       Director                                       April 29, 1997
-----------------------------
Ann R. Leven


                         *By  /s/ Wayne A. Stork
                            ---------------------------
                                 Wayne A. Stork
                               as Attorney-in-Fact



                        for each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549












                                    Exhibits

                                       to

                                    Form N-1A







         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.      Exhibit
-----------      -------

EX-99.B1C        Form of Articles Supplementary to Articles of Incorporation
                 (April 1997)

EX-99.B1D        Form of Articles of Amendment to Articles of Incorporation
                 (April 1997)

EX-99.B1E        Form of Articles Supplementary to Articles of Incorporation
                 (April 1997)


EX-99.B5H        Form of Investment Management Agreement (May 1997) between
                 Delaware Management Company, Inc. and the Registrant on behalf of Strategic Income Series



EX-99.B5I        Form of Investment Management Agreement (May 1997) between
                 Delaware Management Company, Inc. and the Registrant on behalf of Devon Series



EX-99.B5J        Form of Investment Management Agreement (May 1997) between
                 Delaware International Advisers, Ltd. and Registrant on behalf of Emerging Markets Series



EX-99.B5K        Form of Investment Management Agreement (May 1997) between
                 Delaware Management Company, Inc. and the Registrant on behalf of Convertible Securities Series



EX-99.B5L        Form of Investment Management Agreement (May 1997) between
                 Delaware Management Company, Inc. and the Registrant on behalf of Quantum Series



EX-99.B5M        Form of Sub-Advisory Agreement (May 1997) between Delaware
                 Management Company, Inc. and Delaware International Advisers
                 Ltd. on behalf of Strategic Income Series



EX-99.B5N        Form of Sub-Advisory Agreement (May 1997) between Delaware
                 Management Company, Inc. and Lynch & Mayer, Inc. on behalf of
                 Convertible Securities Series



EX-99.B5O        Form of Sub-Advisory Agreement (May 1997) between Delaware
                 Management Company, Inc. and Vantage Global Advisers, Inc. on behalf of Quantum Series



EX-99.B6H        Form of Distribution Agreement (May 1997) between Delaware
                 Distributors, L.P. and the Registrant on behalf of Convertible
                 Securities Series, Devon Series, Emerging Markets Series,
                 Quantum Series and Strategic Income Series

Exhibit No.      Exhibit
-----------      -------


EX-99.B9C        Form of Amended and Restated Shareholder Services Agreement
                 (May 1997) between Delaware Service Company, Inc. and the
                 Registrant


EX-99.B9DI       Executed Amendment No. 3 (December 27, 1996) to Delaware Group
                 of Funds Fund Accounting Agreement

EX-99.B9DII      Executed Amendment No. 4 (February 24, 1997) to Delaware Group
                 of Funds Fund Accounting Agreement


EX-99.B9DIII     Executed Amendment No. 5 (May 1, 1997) to Delaware Group of
                 Funds Fund Accounting Agreement



EX-99.B11        Consent and Report of Auditor


EX-99.B16B       Schedules of Computation

EX-27            Financial Data Schedules
(Exhibit 17)